UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Jay S. Fitton

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(513)-629-8104

Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2019

Date of reporting period: August 31, 2019

Item 1. Reports to Stockholders.

PMC Funds

PMC Core Fixed Income Fund

Advisor Class Shares: (PMFIX)

Institutional Class Shares: (PMFQX)

PMC Diversified Equity Fund

Advisor Class Shares: (PMDEX)

Institutional Class Shares: (PMDQX)

Annual Report

August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary or, if you are a direct investor, by calling the Funds at 1-866-762-7338.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Funds, you can call the Funds at 1-866-762-7338. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all PMC Funds you hold.

PMC Funds

Letter to Shareholders

To our Shareholders:

We are pleased to present you with the Annual Report for the PMC Funds mutual fund family. This report covers the fiscal one-year period ended August 31, 2019.

The table below presents the standardized performance of the PMC Funds relative to their respective benchmarks. Over the past year the domestic economy has been resilient in the face of the ongoing political back-and-forth between the Trump administration and its critics, re-emerging geopolitical tensions with Iran, and an escalated trade war with China. As it almost always does, the economy seemed to disregard the political circus in Washington, which over the past year has produced the bitter Supreme Court confirmation hearings of Brett Kavanaugh; persistent calls for President Trump’s impeachment by certain Democrat members of Congress; the anti-climactic delivery of the Mueller Report to Congress; and the rise of socialism within the Democrat party primary debates. The unwinding of what appeared to be substantive progress toward a trade pact with China earlier this year, and the subsequent escalation in the tariff war, while dampening growth, has not pushed the economy into recession. Neither have geopolitical concerns such as a change in leadership in the U.K. as a result of Brexit, or an aggressively assertive Iran, been able to derail the U.S. economy. In fact, this summer the current economic expansion became the longest in history at more than 120 months. The Bureau of Economic Analysis reported its third estimate of second quarter 2019 gross domestic product (GDP) of +2.0%, down slightly from the prior estimate, and also lower than the first quarter’s +3.1% reading. The employment situation moderated over the prior quarter, with an average of approximately 156,000 jobs added each month. At the same time, the unemployment rate held steady at 3.7%. After raising the fed funds rate four times in 2018, the Federal Open Market Committee (FOMC) lowered the fed funds rate target range to 2.00%-2.25% at its July meeting. The consensus among economists is that the FOMC will lower rates at least once more this year.

The global economic environment has slowed, primarily due to tariff uncertainty, heightened geopolitical risks, and a downturn in international trade. The Eurozone economy has lost momentum, led by declining consumer spending in the region. The U.K.’s looming decision on Brexit has also had somewhat of a chilling effect while governments sort out the implications of the potential outcomes. China’s growth has been hit hard as a result of the tariff war with the U.S., with the country recently posting its lowest growth rate in twenty-seven years. Chinese policymakers are under pressure to provide additional levels of stimulus to help offset the drag from tariffs.

In general, financial markets have delivered modestly positive results over the past year, with many broad-based stock indexes having recovered from the volatility in late 2018 and August 2019. Stock prices declined sharply in the fourth quarter of last year as investors perceived that the FOMC’s series of increases in the fed funds rate was too aggressive. After having bounced back early in 2019, stocks eventually established new record highs, but faltered in August on the latest round of tariff increases.

As the domestic economy slowed over the past twelve months, yields on U.S. Treasury securities dropped significantly. The yield on the 10-year U.S. Treasury fell from 2.86% to 1.50% over the twelve months ended August 31, 2019. Contributing to the decline in yields was the economy’s slowing growth, a perception that the FOMC has not been aggressive enough in reducing interest rates, and strong demand for U.S. Treasury securities by foreign investors seeking a positive yield.

Total Returns as of August 31, 2019*

*Periods of Less than 1-Year Are Unannualized

Fund	Three Months	Six Months	Year to Date	One Year	Five Year	Ten Year	Since Inception	Inception Date	Gross Expense Ratio
PMC Diversified Equity Fund–Advisor Class	+3.03%	-0.34%	+9.94%	-5.54%	+4.05%	+8.92%	+8.77%	8-26-09	0.94%
MSCI World Index Net Return	+4.93%	+3.72%	+15.15%	+0.26%	+6.15%	+9.20%	+9.18%

PMC Core Fixed Income Fund–Advisor Class	+3.95%	+7.43%	+9.29%	+9.37%	+2.61%	+3.83%	+4.76%	9-28-07	1.26%
Bloomberg Barclays U.S. Aggregate Bond Index	+4.11%	+8.02%	+9.10%	+10.17%	+3.35%	+3.91%	+4.37%

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please visit the Funds’ website at www.investpmc.com or by calling 866-762-7338. Performance results reflect contractual expense subsidies and waivers in effect until December 29, 2020; without these waivers, returns would have been less favorable.

PMC Diversified Equity Fund–Advisor Class

The PMC Diversified Equity Fund was launched on August 26, 2009, and provides broad equity asset class exposure, diversified globally. The Fund’s investment objective is long-term capital appreciation.

One of the primary drivers of the Fund’s performance is its exposure to the well-known value, momentum and quality asset pricing factors. As discussed in our last annual letter, value-oriented stocks have significantly underperformed the past thirty months, and this has been a contributor to the Fund’s relative performance, as it lagged the benchmark over the twelve-month period ending August 31, 2019. For the most recent three-month period, the Fund generated a return of +3.03%, underperforming the +4.93% return of the MSCI World Index Net Return. For the twelve months ended August 31, 2019, the Fund generated a total return of -5.54%, trailing the +0.26% return of the benchmark. The primary driver of the Fund’s performance during the year was the poor aggregate performance of the asset pricing factors toward which the portfolio is tilted. The Fund’s orientation toward value stocks was a key cause of the underperformance relative to the benchmark. Performance was also negatively impacted by having a lower weighted average market capitalization than the benchmark, as stocks of smaller companies underperformed stocks of larger companies. Relative performance was also disadvantaged during the twelve-month period from an underweight to domestic equities relative to European equities, as domestic markets have outperformed international indices. Among the contributors to performance during the year were modest underweights to the energy and communications services sectors, and security selection in the financials sector. Slight underweights to information technology and consumer staples detracted from performance during the year, as did security selection in every sector but financials. As is typically the case, the strategy’s factor orientation resulted in over- or underweights to specific stocks that have a meaningful impact on performance. Over the past twelve months underweights to well-known companies such as Microsoft, Inc. (MSFT), Procter & Gamble Co. (PG), and Facebook, Inc. (FB) resulted in underperformance. However, underweights to Amazon.com, Inc. (AMZN) and DowDuPont, Inc. (DD) benefited performance.

In addition to the risk that the investment strategy employed in the Fund will underperform the benchmark index generally, the primary risks continue to primarily involve systematic risk. Because the Adviser controls the risk of the portfolio relative to the benchmark, the overall portfolio should track the Fund’s benchmark fairly closely on a relative basis. However, in general market declines the Fund’s fully invested strategy would incur a setback commensurate with the decline in the benchmark.

PMC Core Fixed Income Fund–Advisor Class

The PMC Core Fixed Income Fund provides broad exposure to the core segments of the domestic fixed income market. The Fund’s investment objective is to provide current income consistent with low volatility of principal, and the two sub-advisers selected to manage the Fund assets are: Neuberger Berman Investment Advisers LLC and Schroder Investment Management North America Inc.

Over the past twelve months the environment for fixed income securities has been one of declining yields resulting from slowing global growth and demand for U.S. Treasury securities. During this time, the FOMC has weighed generally slowing growth, risks of deflation and the potential effects of the trade war in determining interest rate policy. In addition, the Treasury yield curve inverted for a brief time this summer. While inverted yield curves are often a predictor of a recession six to twelve months ahead, many analysts point out that this instance may be different because yields on U.S. Treasury securities are being driven down due to strong demand from investors seeking a combination of quality and positive yield. As of August 31, 2019, the committee’s target range on the fed funds rate was 2.00%-2.25%, and the consensus among economists is that the FOMC will announce at least one more additional rate reductions before the end of the year. Against this backdrop, the Fund generated positive returns for the three-month and one-year periods ending August 31, 2019. For the most recent three-month period, the Fund generated a return of +3.95%, slightly underperforming the benchmark Bloomberg Barclays U.S.

Aggregate Bond Index return of +4.11%. For the twelve months ended August 31, 2019, the Fund posted a return of +9.37%, modestly underperforming the benchmark return of +10.17%. The primary factors positively impacting performance over the past twelve-month period were security selection within the corporate bond and securitized securities segments. The Fund’s aggregate underweight to U.S. Treasury securities was a positive contributor this year. The primary detractors from performance included security selection in the Treasury and government-related securities areas.

The primary risks to the strategies employed by the Fund’s sub-advisers remain in place, and exist at both the macro level and in individual security selection. Due to the Fund’s aggregate overweight exposure to credit securities, the Fund remains likely to underperform the benchmark somewhat if the Federal Reserve makes a policy misstep, and Treasury securities consequently rise relative to credits. In addition, if the general level of interest rates rises rapidly, the Fund will not be immune to losses. Similarly, if certain of the individual credits currently owned by the Fund are adversely affected by economic events, the Fund itself will also be affected.

Remarks

While global economic growth has slowed, the U.S. economy remains resilient, and is now in the midst of the longest expansion in history at more than 120 months. To be certain, a further escalation in the trade war could have more serious implications for growth, but the Trump administration seems to have an understanding that markets do not like tariffs. As he is now looking ahead to next year’s presidential election, and because he has used the economy as a barometer for the success of his presidency, President Trump is expected to somewhat soften his stance toward China while still maintaining pressure to improve the balance of trade. Interest rates seem to have bottomed, but the FOMC will need to navigate many issues in order to keep inflation at an appropriate level and employment near record highs. Despite all of the negative news making headlines, from political infighting, to geopolitical saber-rattling, stocks continue to hover near record highs, and are climbing the proverbial “wall of worry.” Factor performance also seems to be at an inflection point, with value stocks and smaller cap issues beginning to outperform.

As always, we appreciate your continued trust and confidence in the PMC Funds. We will continue to do all we can to ensure that such trust and confidence are well placed, and will manage the PMC Funds with that goal clearly in mind.

Brandon R. Thomas

Co-Founder and Chief Investment Officer

Envestnet | PMC

Envestnet Asset Management

The views in this report were those of the Funds’ investment adviser and the PMC Core Fixed Income Fund’s sub-advisers, as applicable, as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Income (bond) funds are subject to interest rate risk, which is the risk that debt securities in a fund’s portfolio will decline in value because of increases in market interest rates. Please see the prospectuses (http://www.investpmc.com/sites/default/files/documents/The-PMC-Funds-Statutory-Prospectus-12.28.18.pdf or http://www.investpmc.com/sites/default/files/documents/The-PMC-Funds-Statutory-Prospectus-07.01.19.pdf) for a complete description of the risks associated with investing in the Advisor and Institutional Classes, respectively, of the PMC Funds.

PMC FUNDS

Expense Examples

(Unaudited)

As a shareholder of the PMC Core Fixed Income Fund or the PMC Diversified Equity Fund (each a “Fund”, and together the “Funds”), you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (Advisor Class shares only) and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual	Expenses

The first lines of the following table provide information about actual account values and actual expenses. Although the Funds do not charge a sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the direct expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical	Example for Comparison Purposes

The second lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or exchange fees. Therefore, the second lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/19*
PMC Core Fixed Income Fund–Advisor Class
Actual	$1,000.00	$1,074.30	$5.23
Hypothetical (5% return before expenses)	1,000.00	1,020.16	5.09
*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 7/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 7/1/19–8/31/19*
PMC Core Fixed Income Fund–Institutional Class
Actual	$1,000.00	$1,025.00	$1.29
Hypothetical (5% return before expenses)	1,000.00	1,007.22	1.28
*	Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 62/365 to reflect the period since commencement of operations through August 31, 2019.

	Beginning Account Value 3/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 3/1/19–8/31/19*
PMC Diversified Equity Fund–Advisor Class
Actual	$1,000.00	$996.60	$4.93
Hypothetical (5% return before expenses)	1,000.00	1,020.27	4.99
*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	Beginning Account Value 7/1/19	Ending Account Value 8/31/19	Expenses Paid During Period 7/1/19–8/31/19*
PMC Diversified Equity Fund–Institutional Class
Actual	$1,000.00	$963.10	$1.22
Hypothetical (5% return before expenses)	1,000.00	1,007.25	1.24
*	Expenses are equal to the Fund’s annualized expense ratio of 0.73%, multiplied by the average account value over the period, multiplied by 62/365 to reflect the period since commencement of operations through August 31, 2019.

PMC CORE FIXED INCOME FUND (PMFIX, PMFQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is to provide current income consistent with low volatility of principal. The Fund’s allocation of portfolio holdings as of August 31, 2019 is shown below.

Allocation of Portfolio Holdings

% of Net assets

^	Excludes securities lending collateral.
*	Valued at the net unrealized appreciation (depreciation).

PMC CORE FIXED INCOME FUND–ADVISOR CLASS (PMFIX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2019

	PMC Core Fixed Income Fund–Advisor Class	Bloomberg Barclays U.S. Aggregate Bond Index
One Year	9.37%	10.17%
Five Year	2.61%	3.35%
Ten Year	3.83%	3.91%
Since Inception (9/28/07)	4.76%	4.37%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2009. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

PMC CORE FIXED INCOME FUND–INSTITUTIONAL CLASS (PMFQX)

Investment Highlights (Unaudited) (Continued)

Total Returns as of August 31, 2019

	PMC Core Fixed Income Fund–Institutional Class	Bloomberg Barclays U.S. Aggregate Bond Index
Since Inception (7/1/19)	2.50%	2.94%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The Bloomberg Barclays U.S. Aggregate Bond Index is an index composed of U.S. securities in Treasury, Government-Related, Corporate and Securitized Sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

One cannot invest directly in an index.

*	Inception Date

PMC DIVERSIFIED EQUITY FUND (PMDEX, PMDQX)

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. The Fund’s allocation of portfolio holdings as of August 31, 2019 is shown below.

^	Excludes securities lending collateral.

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2019

	PMC Diversified Equity Fund– Advisor Class	MSCI World Index Net Return
One Year	-5.54%	0.26%
Five Year	4.05%	6.15%
Ten Year	8.92%	9.20%
Since Inception (8/26/09)	8.77%	9.18%

On May 25, 2018, the Adviser assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on August 31, 2009. The graph does not reflect any future performance. On May 25, 2018, the Adviser assumed all responsibilities for selecting investments in the Fund’s portfolio in connection with a change to the Fund’s investment strategies. The Fund’s performance prior to this date reflects the Fund’s returns achieved when the Adviser actively managed a portion of the Fund’s portfolio and used a “manager of managers” investment strategy by engaging sub-advisers to manage other portions of the Fund’s portfolio.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

Continued

PMC DIVERSIFIED EQUITY FUND–ADVISOR CLASS (PMDEX)

Investment Highlights (Unaudited) (Continued)

PMC DIVERSIFIED EQUITY FUND–INSTITUTIONAL CLASS (PMDQX)

Investment Highlights (Unaudited) (Continued)

Total Returns as of August 31, 2019

	PMC Diversified Equity Fund– Institutional Class	MSCI World Index Net Return
Since Inception (7/1/19)	-3.69%	-2.18%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling the Fund (toll free) at (866) PMC-7338.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on July 1, 2019, the inception date of the Institutional Class. The graph does not reflect any future performance.

The MSCI World Index Net Return is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net return indices reinvest dividends after the deduction of taxes, using a tax rate applicable to non-resident investors who do not benefit from table taxation treaties. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

One cannot invest directly in an index.

*	Inception Date

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019

	Principal Amount	Value
Asset Backed Securities—6.59%
AM Capital Funding LLC
2018-1, 4.980%, 12/15/2023(b)	$560,000	$592,645
American Express Credit Account Master Trust
2019-1, 2.870%, 10/15/2024	780,000	804,256
Asset Backed Funding Certificates
2004-OPT3, 2.925% (1 Month LIBOR USD + 0.780%), 11/25/2033(c)	296,580	295,287
CAL Funding III Ltd.
2017-1A, 3.620%, 06/25/2042(b)	762,183	778,705
Carlyle Global Market Strategies
2017-1A, 3.578% (3 Month LIBOR USD + 1.300%), 04/20/2031(b)(c)	1,375,000	1,378,207
Cedar Funding VI CLO Ltd.
2016-6A, 3.368% (3 Month LIBOR USD + 1.090%), 10/20/2028(b)(c)	1,480,000	1,479,544
Centex Home Equity Loan Trust
2005-D M3, 2.625% (1 Month LIBOR USD + 0.480%), 10/25/2035(c)	435,000	437,453
2005-D M4, 2.755% (1 Month LIBOR USD + 0.610%), 10/25/2035(c)	390,000	389,413
Citibank Credit Card Issuance Trust
2018-A1, 2.490%, 01/20/2023	1,790,000	1,807,997
Citigroup Mortgage Loan Trust, Inc.
2006-WFH4, 2.425% (1 Month LIBOR USD + 0.280%), 11/25/2036(c)	227,000	226,516
CWABS, Inc.
2004-5, 2.645% (1 Month LIBOR USD + 0.500%), 10/25/2034(c)	348,790	346,793
Dewolf Park Clo Ltd.
2017-1A, 3.513% (3 Month LIBOR USD + 1.210%), 10/15/2030(b)(c)	1,700,000	1,698,489
ECAF I Ltd.
2015-1A, 3.473%, 06/15/2040(b)	242,934	244,342
EquiFirst Mortgage Loan Trust
2003-2, 3.322% (1 Month LIBOR USD + 1.125%), 09/25/2033(c)	279,103	278,398
GM Financial Automobile Leasing Trust
2019-1, 2.910%, 04/20/2021	710,000	712,490
Goldentree Loan Management US Clo 2 Ltd.
2017-2A, 3.428% (3 Month LIBOR USD + 1.150%), 11/28/2030(b)(c)	1,525,000	1,523,573
Home Equity Mortgage Trust
2004-5, 3.745% (1 Month LIBOR USD + 1.600%), 02/25/2035(c)	11,688	11,699
Hyundai Auto Lease Securitization Trust
2019-A, 2.920%, 07/15/2021(b)	980,000	985,986
JP Morgan Mortgage Acquisition Trust
2007-CH1, 2.425% (1 Month LIBOR USD + 0.280%), 11/25/2036(c)	310,000	309,650
Madison Park Funding XVIII Ltd.
2015-18A, 3.468% (3 Month LIBOR USD + 1.190%), 10/21/2030(b)(c)	2,000,000	1,999,962
Madison Park Funding XXVI Ltd.
2017-26A, 3.456% (3 Month LIBOR USD + 1.200%), 07/29/2030(b)(c)	1,355,000	1,353,802
Morgan Stanley ABS Capital I, Inc. Trust
2003-HE1, 3.345% (1 Month LIBOR USD + 1.200%), 05/25/2033(c)	136,467	137,031
Navient Student Loan Trust
2017-3A, 2.445% (1 Month LIBOR USD + 0.300%), 07/26/2066(b)(c)	62,281	62,293
2018-3A, 2.415% (1 Month LIBOR USD + 0.270%), 03/25/2067(b)(c)	98,817	98,800
Octagon Investment Partners 30 Ltd.
2017-1A, 3.598% (3 Month LIBOR USD + 1.320%), 03/17/2030(b)(c)	550,000	551,307
Permanent Master Issuer PLC
2018-1A, 2.683% (3 Month LIBOR USD + 0.380%), 07/15/2058(b)(c)	250,000	250,005
Popular ABS Mortgage Pass-Through Trust
2005-2, 2.405% (1 Month LIBOR USD + 0.260%), 04/25/2035(c)	107,359	107,443

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
RASC Trust
2005-EMX2, 2.795% (1 Month LIBOR USD + 0.650%), 07/25/2035(c)	$177,357	$179,035
2005-KS12, 2.605% (1 Month LIBOR USD + 0.460%), 01/25/2036(c)	390,000	389,550
Structured Asset Investment Loan Trust
2004-8, 2.695% (1 Month LIBOR USD + 0.550%), 09/25/2034(c)	216,516	213,235
Structured Asset Securities Corp.
2005-NC1, 2.665% (1 Month LIBOR USD + 0.520%), 02/25/2035(c)	440,000	442,419
Structured Asset Securities Corp. Mortgage Loan Trust
2005-NC2, 2.575% (1 Month LIBOR USD + 0.430%), 05/25/2035(c)	11,720	11,754
2006-AM1, 2.305% (1 Month LIBOR USD + 0.160%), 04/25/2036(c)	23,270	23,294
TAL Advantage V LLC
2014-2A, 3.330%, 05/20/2039(b)	85,708	85,981
Textainer Marine Containers V Ltd.
2017-1A, 3.720%, 05/20/2042(b)	141,944	144,636
2017-2A, 3.520%, 06/20/2042(b)	476,401	482,378
Towd Point Mortgage Trust
2015-6, 3.500%, 04/25/2055(b)(d)	55,517	56,572
2016-2, 2.750%, 08/25/2055(b)(d)	54,478	54,874
2016-3, 2.250%, 04/25/2056(b)(d)	45,897	45,820
2017-5, 2.745% (1 Month LIBOR USD + 0.600%), 02/25/2057(b)(c)	920,003	918,687
2017-2, 2.750%, 04/25/2057(b)(d)	296,448	299,387
2017-4, 2.750%, 06/25/2057(b)(d)	330,484	335,646
2017-3, 2.750%, 07/25/2057(b)(d)	609,783	614,564
Verizon Owner Trust
2016-2A, 1.680%, 05/20/2021(b)	123,464	123,343
Voya CLO Ltd.
2014-2A, 3.553% (3 Month LIBOR USD + 1.250%), 04/17/2030(b)(c)	1,380,000	1,384,358
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
2004-1, 2.445% (1 Month LIBOR USD + 0.300%), 04/25/2034(c)	195,229	191,993
Wind River CLO Ltd.
2017-2A, 3.508% (3 Month LIBOR USD + 1.230%), 07/20/2030(b)(c)	1,440,000	1,441,611

Total Asset Backed Securities (Cost $26,009,986)		26,301,223

Corporate Bonds—22.90%
Accommodation—0.03%
Wynn Las Vegas LLC
5.250%, 05/15/2027(b)	117,000	121,388

Beverage and Tobacco Product Manufacturing—1.44%
Altria Group, Inc.
4.400%, 02/14/2026	483,000	529,900
4.800%, 02/14/2029	1,444,000	1,633,414
Anheuser-Busch InBev Worldwide, Inc.
4.150%, 01/23/2025(f)	1,006,000	1,102,130
4.700%, 02/01/2036	300,000	349,199
4.600%, 04/15/2048	420,000	488,851
4.750%, 04/15/2058	755,000	884,976
5.800%, 01/23/2059	550,000	751,265

		5,739,735

Broadcasting (except Internet)—1.34%
Comcast Corp.
3.700%, 04/15/2024	595,000	637,535
3.950%, 10/15/2025	838,000	919,238
4.150%, 10/15/2028	885,000	1,005,050
4.950%, 10/15/2058(f)	765,000	997,888

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Discovery Communications LLC
2.950%, 03/20/2023	$1,220,000	$1,245,983
Fox Corp.
4.709%, 01/25/2029(b)	460,000	532,831

		5,338,525

Chemical Manufacturing—1.32%
AbbVie, Inc.
3.200%, 11/06/2022	45,000	46,156
4.700%, 05/14/2045	580,000	632,273
Bayer US Finance II LLC
3.875%, 12/15/2023(b)	1,840,000	1,934,942
Bristol-Myers Squibb Co.
3.400%, 07/26/2029(b)	930,000	1,007,542
Church & Dwight Co., Inc.
2.450%, 08/01/2022	500,000	505,325
DuPont de Nemours, Inc.
3.766%, 11/15/2020	1,110,000	1,133,189

		5,259,427

Clothing and Clothing Accessories Stores—0.11%
L Brands, Inc.
5.250%, 02/01/2028	315,000	288,225
6.875%, 11/01/2035	200,000	170,000

		458,225

Computer and Electronic Product Manufacturing—1.42%
Apple, Inc.
3.000%, 06/20/2027(f)	1,200,000	1,273,809
Dell International LLC
5.450%, 06/15/2023(b)	1,085,000	1,179,862
6.020%, 06/15/2026(b)	570,000	643,660
4.900%, 10/01/2026(b)(f)	1,734,000	1,854,739
Microchip Technology, Inc.
4.333%, 06/01/2023	690,000	727,747

		5,679,817

Credit Intermediation and Related Activities—3.11%
Bank of America Corp.
2.738% to 01/23/2021, then 3 Month LIBOR USD + 0.370%, 01/23/2022(a)(f)	545,000	549,357
3.705% to 04/24/2027, then 3 Month LIBOR USD + 1.512%, 04/24/2028(a)	660,000	712,503
3.970% to 03/05/2028, then 3 Month LIBOR USD + 1.070%, 03/05/2029(a)	630,000	692,899
Bank of New York Mellon Corp.
1.950%, 08/23/2022	1,109,000	1,108,537
Capital One Financial Corp.
2.500%, 05/12/2020	245,000	245,465
Citigroup, Inc.
2.700%, 03/30/2021	775,000	783,109
4.050%, 07/30/2022	65,000	68,193
3.200%, 10/21/2026	1,095,000	1,143,406
4.300%, 11/20/2026	890,000	971,876
3.887% to 01/10/2027, then 3 Month LIBOR USD + 1.563%, 01/10/2028(a)	795,000	862,900
3.520% to 10/27/2027, then 3 Month LIBOR USD + 1.151%, 10/27/2028(a)	455,000	482,558
Fifth Third Bancorp
3.650%, 01/25/2024	703,000	745,826

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
General Motors Financial Co., Inc.
3.700%, 11/24/2020	$525,000	$532,667
3.200%, 07/06/2021(f)	150,000	151,889
5.100%, 01/17/2024	370,000	400,236
HSBC Bank USA, NA
4.875%, 08/24/2020	480,000	492,580
JPMorgan Chase & Co.
2.700%, 05/18/2023	1,255,000	1,284,787
3.882% to 07/24/2037, then 3 Month LIBOR USD + 1.360%, 07/24/2038(a)	490,000	550,010
Wells Fargo & Co.
3.069%, 01/24/2023(f)	645,000	659,908

		12,438,706

Data Processing, Hosting and Related Services—0.39%
Hewlett Packard Enterprise Co.
2.100%, 10/04/2019(b)	1,075,000	1,074,705
3.600%, 10/15/2020	490,000	497,194

		1,571,899

Diversified Financials—0.32%
Synchrony Financial
2.850%, 07/25/2022	1,255,000	1,272,448

Food and Beverage Stores—0.33%
Albertsons Cos LLC / Safeway, Inc. / New Albertsons LP / Albertson’s LLC
5.875%, 02/15/2028(b)	79,000	83,452
Kroger Co.
2.800%, 08/01/2022	1,000,000	1,019,259
5.400%, 01/15/2049	170,000	203,147

		1,305,858

Funds, Trusts, and Other Financial Vehicles—0.09%
Camden Property Trust
3.150%, 07/01/2029	275,000	291,399
Sabra Health Care LP
5.375%, 06/01/2023	65,000	66,219

		357,618

General Merchandise Stores—0.17%
JC Penney Corp., Inc.
5.650%, 06/01/2020	1,000	950
Walmart, Inc.
3.250%, 07/08/2029	615,000	675,688

		676,638

Health and Personal Care Stores—0.45%
CVS Health Corp.
4.300%, 03/25/2028	1,076,000	1,174,324
5.050%, 03/25/2048(f)	555,000	647,439

		1,821,763

Hospitals—0.71%
Advocate Health & Hospitals Corp.
3.829%, 08/15/2028	495,000	546,417
CommonSpirit Health
3.347%, 10/01/2029	445,000	458,557

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Encompass Health Corp.
5.750%, 09/15/2025	$420,000	$443,625
HCA, Inc.
4.125%, 06/15/2029(f)	505,000	538,378
5.250%, 06/15/2049	755,000	846,184

		2,833,161

Insurance Carriers and Related Activities—1.01%
American International Group, Inc.
3.300%, 03/01/2021	674,000	685,454
3.900%, 04/01/2026	646,000	693,888
AXA Equitable Holdings, Inc.
4.350%, 04/20/2028	1,104,000	1,186,027
5.000%, 04/20/2048(f)	545,000	595,294
UnitedHealth Group, Inc.
3.875%, 08/15/2059	795,000	882,476

		4,043,139

Machinery Manufacturing—0.26%
General Electric Co.
3.100%, 01/09/2023	317,000	318,146
5.000% to 01/21/2021, then 3 Month LIBOR USD + 3.330%(a)(h)	794,000	721,762

		1,039,908

Merchant Wholesalers, Durable Goods—0.21%
TransDigm, Inc.
6.250%, 03/15/2026(b)	780,000	843,359

Merchant Wholesalers, Nondurable Goods—0.08%
Cardinal Health, Inc.
3.079%, 06/15/2024	305,000	309,383

Miscellaneous Manufacturing—0.15%
Boston Scientific Corp.
3.450%, 03/01/2024	567,000	596,147

Oil and Gas Extraction—0.96%
Concho Resources, Inc.
4.875%, 10/01/2047	445,000	517,506
Enterprise Products Operating LLC
4.200%, 01/31/2050(f)	894,000	975,401
5.375% to 02/15/2028, then 3 Month LIBOR USD + 2.570%, 02/15/2078(a)	761,000	742,675
Noble Energy, Inc.
4.150%, 12/15/2021	843,000	870,799
Occidental Petroleum Corp.
3.500%, 08/15/2029	710,000	723,655

		3,830,036

Petroleum and Coal Products Manufacturing—0.27%
Marathon Oil Corp.
4.400%, 07/15/2027(f)	995,000	1,072,309

Pipeline Transportation—1.07%
Energy Transfer Operating LP
4.150%, 10/01/2020	250,000	253,795
3.600%, 02/01/2023	600,000	617,616
6.625% to 02/15/2028, then 3 Month LIBOR USD + 4.155%(a)(h)	785,000	744,981
5.800%, 06/15/2038	665,000	775,439

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Kinder Morgan Energy Partners LP
4.150%, 02/01/2024(f)	$755,000	$803,907
MPLX LP
4.700%, 04/15/2048	945,000	974,277
Phillips 66 Partners LP
3.605%, 02/15/2025	95,000	99,114

		4,269,129

Professional, Scientific, and Technical Services—0.47%
International Business Machines Corp.
3.500%, 05/15/2029(f)	935,000	1,015,304
4.150%, 05/15/2039(f)	755,000	873,449

		1,888,753

Real Estate—1.53%
American Tower Corp.
2.800%, 06/01/2020	670,000	672,319
3.800%, 08/15/2029	1,505,000	1,627,341
Boston Properties LP
3.400%, 06/21/2029	1,362,000	1,445,487
Digital Realty Trust LP
3.950%, 07/01/2022(f)	1,010,000	1,058,135
HCP, Inc.
3.250%, 07/15/2026	335,000	346,814
MPT Operating Partnership LP / MPT Finance Corp.
4.625%, 08/01/2029	924,000	962,693

		6,112,789

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—3.04%
BAT Capital Corp.
2.764%, 08/15/2022	790,000	800,059
3.222%, 08/15/2024	297,000	305,374
3.557%, 08/15/2027	320,000	328,150
4.540%, 08/15/2047	590,000	592,613
Goldman Sachs Group, Inc.
2.875%, 02/25/2021	50,000	50,490
3.850%, 01/26/2027	1,375,000	1,467,600
3.691% to 06/05/2027, then 3 Month LIBOR USD + 1.510%, 06/05/2028(a)	590,000	627,772
3.814% to 04/23/2028, then 3 Month LIBOR USD + 1.158%, 04/23/2029(a)	1,200,000	1,290,379
4.017% to 10/31/2037, then 3 Month LIBOR USD + 1.373%, 10/31/2038(a)	470,000	521,766
Morgan Stanley
2.750%, 05/19/2022	1,000,000	1,017,554
3.750%, 02/25/2023	1,380,000	1,452,370
3.950%, 04/23/2027	935,000	1,001,366
3.591% to 07/22/2027, then 3 Month LIBOR USD + 1.340%, 07/22/2028(a)	1,190,000	1,269,637
3.772% to 01/24/2028, then 3 Month LIBOR USD + 1.140%, 01/24/2029(a)	875,000	948,879
5.913% (3 Month LIBOR USD + 3.610%), 01/15/2020(a)(h)	320,000	321,200
S&P Global, Inc.
3.300%, 08/14/2020	131,000	132,336

		12,127,545

Support Activities for Mining—0.04%
Targa Resources Partners LP
6.750%, 03/15/2024	150,000	156,188

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Telecommunications—1.58%
AT&T, Inc.
3.400%, 05/15/2025	$345,000	$361,772
4.350%, 06/15/2045	220,000	234,426
5.450%, 03/01/2047	795,000	972,126
4.500%, 03/09/2048	545,000	598,327
Charter Communications Operating LLC
5.050%, 03/30/2029	996,000	1,126,580
Crown Castle International Corp.
3.200%, 09/01/2024	825,000	854,219
3.800%, 02/15/2028	700,000	749,211
Verizon Communications, Inc.
3.258% (3 Month LIBOR USD + 1.100%), 05/15/2025(c)	825,000	838,281
4.016%, 12/03/2029(b)	500,000	565,041

		6,299,983

Transportation Equipment Manufacturing—0.41%
General Motors Co.
3.009% (3 Month LIBOR USD + 0.800%), 08/07/2020(c)	1,100,000	1,101,643
United Technologies Corp.
3.950%, 08/16/2025	480,000	527,599

		1,629,242

Utilities—0.59%
DTE Energy Co.
3.400%, 06/15/2029	905,000	959,558
Kinder Morgan, Inc.
5.550%, 06/01/2045	835,000	1,003,130
Southern Co.
2.950%, 07/01/2023	388,000	399,622

		2,362,310

Total Corporate Bonds (Cost $85,832,896)		91,455,428

Foreign Corporate Bonds—8.95%
Computer and Electronic Product Manufacturing—0.22%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.450%, 10/01/2025	800,000	858,619

Credit Intermediation and Related Activities—4.05%
Avolon Holdings Funding Ltd.
3.950%, 07/01/2024(b)	770,000	793,446
Banco Santander SA
3.800%, 02/23/2028	585,000	620,080
Banque Federative du Credit Mutuel SA
2.700%, 07/20/2022(b)	1,770,000	1,798,275
Barclays PLC
3.548% (3 Month LIBOR USD + 1.380%), 05/16/2024(c)	895,000	884,633
4.375%, 01/12/2026	360,000	380,958
BPCE SA
2.750%, 01/11/2023(b)	1,365,000	1,394,098
Credit Agricole SA/London
3.303% (3 Month LIBOR USD + 1.020%), 04/24/2023(b)(c)	745,000	749,031
Credit Suisse Group AG
2.997% to 12/14/2022, then 3 Month LIBOR USD + 1.200%, 12/14/2023(a)(b)	1,145,000	1,161,363
3.869% to 01/12/2028, then 3 Month LIBOR USD + 1.410%, 01/12/2029(a)(b)	250,000	266,457

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
HSBC Holdings PLC
2.650%, 01/05/2022	$765,000	$772,956
3.124% (3 Month LIBOR USD + 1.000%), 05/18/2024(c)	400,000	400,791
6.000% to 05/22/2027, then 5 Year Mid Swap Rate USD + 3.746%(a)(h)	910,000	913,658
Nationwide Building Society
4.302% to 03/08/2028, then 3 Month LIBOR USD + 1.452%, 03/08/2029(a)(b)	340,000	366,557
Royal Bank of Scotland Group PLC
6.125%, 12/15/2022	835,000	903,861
3.875%, 09/12/2023	835,000	860,793
4.445% to 05/08/2029, then 3 Month LIBOR USD + 1.871%, 05/08/2030(a)(f)	1,585,000	1,700,806
SpareBank 1 Boligkreditt AS
1.750%, 11/15/2019(b)	495,000	494,480
UBS Group Funding Switzerland AG
2.859% to 08/15/2022, then 3 Month LIBOR USD + 0.954%, 08/15/2023(a)(b)	500,000	507,315
4.125%, 09/24/2025(b)(f)	1,100,000	1,197,866

		16,167,424

Food Manufacturing—0.20%
Grupo Bimbo SAB de CV
4.700%, 11/10/2047(b)	730,000	813,235

Funds, Trusts, and Other Financial Vehicles—0.77%
Barclays Bank PLC
10.180%, 06/12/2021(b)	1,950,000	2,187,133
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 06/09/2023	860,000	903,372

		3,090,505

Machinery Manufacturing—0.24%
GE Capital International Funding Co. Unlimited Co.
3.373%, 11/15/2025	963,000	976,284

Management of Companies and Enterprises—0.33%
Bank of Ireland Group PLC
4.500%, 11/25/2023(b)	1,245,000	1,311,528

Merchant Wholesalers, Durable Goods—0.02%
Johnson Controls International PLC
3.900%, 02/14/2026	79,000	85,232

Merchant Wholesalers, Nondurable Goods—0.31%
Allergan Funding SCS
3.450%, 03/15/2022	1,211,000	1,244,317

Metals and Mining—0.13%
CSN Resources SA
7.625%, 02/13/2023	488,000	499,595

Mining (except Oil and Gas)—0.13%
Anglo American Capital PLC
4.500%, 03/15/2028(b)	480,000	510,655

Miscellaneous Manufacturing—0.58%
Shire Acquisitions Investments Ireland DAC
2.400%, 09/23/2021	1,875,000	1,881,355
3.200%, 09/23/2026	405,000	421,494

		2,302,849

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Oil and Gas Extraction—0.70%
Canadian Natural Resources Ltd.
6.250%, 03/15/2038(f)	$850,000	$1,092,776
Cenovus Energy, Inc.
4.250%, 04/15/2027	605,000	632,161
Petroleos Mexicanos
6.500%, 03/13/2027	1,042,000	1,072,218

		2,797,155

Rental and Leasing Services—0.05%
FLY Leasing Ltd.
6.375%, 10/15/2021	200,000	204,250

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.82%
AI Candelaria Spain SLU
7.500%, 12/15/2028(b)	510,000	575,662
AIB Group PLC
4.263% to 04/10/2024, then 3 Month LIBOR USD + 1.874%, 04/10/2025(a)(b)	1,995,000	2,083,496
Beijing State-Owned Assets Management Hong Kong Co. Ltd.
4.125%, 05/26/2025	596,000	626,599

		3,285,757

Telecommunications—0.28%
Vodafone Group PLC
3.312% (3 Month LIBOR USD + 0.990%), 01/16/2024(c)	1,095,000	1,103,732

Transportation Services—0.12%
JSL Europe SA
7.750%, 07/26/2024	474,000	491,301

Total Foreign Corporate Bonds (Cost $34,605,264)		35,742,438

Foreign Government Agency Issues—0.15%
Development Bank of Japan, Inc.
1.875%, 08/28/2029(b)	620,000	616,995

Total Foreign Government Agency Issues (Cost $613,676)		616,995

Foreign Government Notes/Bonds—4.85%
Abu Dhabi Government International Bond
4.125%, 10/11/2047(b)	610,000	759,982
Angolan Government International Bond
9.500%, 11/12/2025(b)	200,000	226,702
Argentine Republic Government International Bond
4.625%, 01/11/2023	463,000	183,353
6.875%, 01/26/2027	435,000	168,567
Bolivian Government International Bond
4.500%, 03/20/2028(b)	815,000	786,483
Brazilian Government International Bond
2.625%, 01/05/2023	560,000	560,420
5.625%, 02/21/2047	220,000	252,315
Colombia Government International Bond
4.000%, 02/26/2024	390,000	416,426
3.875%, 04/25/2027	150,000	162,451
Costa Rica Government International Bond
7.158%, 03/12/2045	795,000	811,902
Dominican Republic International Bond
5.875%, 04/18/2024(b)	505,000	542,249
6.875%, 01/29/2026(b)	260,000	297,703

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Guatemala Government Bond
4.375%, 06/05/2027(b)	$600,000	$624,300
Hungary Government International Bond
7.625%, 03/29/2041	550,000	927,327
Indonesia Government International Bond
3.700%, 01/08/2022(b)	330,000	340,121
4.350%, 01/08/2027(b)	150,000	165,344
Kazakhstan Government International Bond
5.125%, 07/21/2025(b)	290,000	330,680
Mexico Government International Bond
4.150%, 03/28/2027	200,000	213,802
4.350%, 01/15/2047	625,000	657,819
Mongolia Government International Bond
8.750%, 03/09/2024(b)	435,000	484,379
Morocco Government International Bond
4.250%, 12/11/2022(b)	475,000	499,266
5.500%, 12/11/2042(b)	150,000	183,328
Namibia International Bonds
5.250%, 10/29/2025(b)	585,000	588,923
Oman Government International Bond
3.875%, 03/08/2022(b)	290,000	288,585
5.375%, 03/08/2027(b)	350,000	344,379
6.500%, 03/08/2047(b)	150,000	139,881
Panama Government International Bond
4.500%, 05/15/2047	150,000	186,376
Paraguay Government International Bond
4.700%, 03/27/2027(b)	590,000	651,587
Peruvian Government International Bond
8.750%, 11/21/2033	400,000	686,600
Qatar Government International Bond
3.250%, 06/02/2026(b)	450,000	482,783
4.625%, 06/02/2046(b)	150,000	191,921
Republic of South Africa Government International Bond
4.875%, 04/14/2026	490,000	513,170
4.850%, 09/27/2027	933,000	973,006
4.300%, 10/12/2028	150,000	149,657
5.000%, 10/12/2046	150,000	148,222
Romanian Government International Bond
6.125%, 01/22/2044(b)	555,000	730,281
Saudi Government International Bond
4.500%, 10/26/2046(b)	150,000	174,571
Sri Lanka Government International Bond
6.750%, 04/18/2028(b)	680,000	650,683
Trinidad & Tobago Government International Bond
4.500%, 08/04/2026(b)	830,000	858,021
Turkey Government International Bond
5.750%, 03/22/2024	894,000	872,574
Uruguay Government International Bond
4.375%, 10/27/2027	490,000	544,824
5.100%, 06/18/2050	490,000	609,442

Total Foreign Government Notes/Bonds (Cost $18,649,170)		19,380,405

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Non-Agency Mortgage Backed Securities—6.13%
BX Commercial Mortgage Trust
2018-IND B, 3.095% (1 Month LIBOR USD + 0.900%), 11/15/2035(b)(c)	$938,003	$938,338
2018-IND C, 3.295% (1 Month LIBOR USD + 1.100%), 11/15/2035(b)(c)	580,668	580,886
Citigroup Commercial Mortgage Trust
2013-GC11, 3.732%, 04/10/2046(d)	455,000	471,692
2013-GC17, 5.095%, 11/10/2046(d)	145,000	159,926
2014-GC25, 1.147%, 10/10/2047(d)(e)	1,502,668	65,654
2015-GC27, 1.516%, 02/10/2048(d)(e)	1,151,358	65,777
2016-GC36, 3.616%, 02/10/2049	200,000	217,810
2017-C4, 2.121%, 10/12/2050	278,278	278,284
2018-C6, 3.300%, 11/10/2051	488,405	502,005
COMM Mortgage Trust
2014-UBS2, 3.472%, 03/10/2047	691,325	713,738
2014-CR16, 1.145%, 04/10/2047(d)(e)	1,352,010	52,109
2014-LC15, 1.271%, 04/10/2047(d)(e)	1,542,760	64,359
2014-CR17, 1.146%, 05/10/2047(d)(e)	1,157,129	45,363
2014-UBS3, 1.253%, 06/10/2047(d)(e)	919,403	40,772
2014-UBS6, 1.084%, 12/10/2047(d)(e)	1,768,248	64,658
2014-CR21, 3.987%, 12/10/2047	220,000	238,565
2015-LC21, 3.708%, 07/10/2048	100,000	108,735
2015-CR25, 3.759%, 08/10/2048	340,000	371,172
2017-COR2, 2.111%, 09/10/2050	191,341	191,985
CSAIL Commercial Mortgage Trust
2015-C3, 4.250%, 08/15/2048(d)	350,000	371,667
2016-C7, 3.502%, 11/15/2049	275,000	297,418
2019-C15, 4.053%, 03/15/2052	215,000	245,654
2015-C2, 0.917%, 06/15/2057(d)(e)	1,616,621	56,656
Flagstar Mortgage Trust
2017-2, 3.500%, 10/25/2047(b)(d)	1,588,785	1,622,680
FREMF Mortgage Trust
2015-K718, 3.661%, 02/25/2048(b)(d)	580,000	596,426
GS Mortgage Securities Trust
2012-GCJ7, 4.740%, 05/10/2045	405,000	425,250
2012-GCJ9, 3.747%, 11/10/2045(b)	345,000	355,403
2014-GC18, 1.186%, 01/10/2047(d)(e)	4,001,011	150,360
2014-GC26, 1.137%, 11/10/2047(d)(e)	2,331,492	94,964
2015-GC32, 3.764%, 07/10/2048	105,000	114,637
2015-GC34 AAB, 3.278%, 10/10/2048	131,000	136,958
2015-GC34 A4, 3.506%, 10/10/2048	370,000	399,692
2015-GS1, 4.568%, 11/10/2048(d)	205,000	217,569
Impac Secured Assets Trust
2006-2, 2.645% (1 Month LIBOR USD + 0.500%), 08/25/2036(c)	50,000	49,968
JP Morgan Chase Commercial Mortgage Securities Trust
2013-LC11, 3.499%, 04/15/2046	375,000	385,765
2011-C5, 5.554%, 08/15/2046(b)(d)	305,000	320,958
JP Morgan Mortgage Trust
2016-3, 3.500%, 10/25/2046(b)(d)	972,889	993,644
2017-1, 3.500%, 01/25/2047(b)(d)	239,576	243,408
2017-2, 3.500%, 05/25/2047(b)(d)	145,909	148,808
2017-3, 3.500%, 08/25/2047(b)(d)	1,009,327	1,028,702
2017-4, 3.500%, 11/25/2048(b)(d)	895,697	906,671
JP Morgan Trust
2015-3, 3.500%, 05/25/2045(b)(d)	208,687	213,286

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
JPMBB Commercial Mortgage Securities Trust
2015-C31, 3.801%, 08/15/2048	$320,000	$350,983
JPMDB Commercial Mortgage Securities Trust
2017-C7, 2.081%, 10/15/2050	275,402	275,378
Morgan Stanley Bank of America Merrill Lynch Trust
2013-C9, 2.657%, 05/15/2046	550,002	555,542
2015-C24, 3.732%, 05/15/2048	220,000	239,948
2017-C34, 2.109%, 11/15/2052	385,639	386,204
Morgan Stanley Capital I Trust
2015-MS1, 3.779%, 05/15/2048(d)	200,000	218,040
Morgan Stanley Mortgage Loan Trust
2004-6AR, 4.170% (1 Month LIBOR USD + 2.025%), 07/25/2034(c)	274,741	280,768
One Market Plaza Trust
2017-1MKT, 4.142%, 02/10/2032(b)	445,000	452,088
Sequoia Mortgage Trust
2015-2, 3.500%, 05/25/2045(b)(d)	493,166	502,671
2015-3, 3.500%, 07/25/2045(b)(d)	622,596	635,269
2017-2, 3.500%, 02/25/2047(b)(d)	1,080,101	1,106,181
UBS Commercial Mortgage Trust
2017-C2, 3.487%, 08/15/2050	200,000	218,363
2017-C4 A1, 2.129%, 10/15/2050	252,173	252,109
2017-C4 A4, 3.563%, 10/15/2050	400,000	439,626
2018-C15, 3.321%, 12/15/2051	209,006	214,718
2018-C14, 3.379%, 12/15/2051	779,058	804,132
UBS-Barclays Commercial Mortgage Trust
2013-C6, 2.788%, 04/10/2046	288,775	292,250
Verus Securitization Trust
2019-INV1, 3.402%, 12/25/2059(b)(d)	471,488	477,027
Wells Fargo Commercial Mortgage Trust
2012-LC5, 4.142%, 10/15/2045	305,000	320,595
2015-C29, 3.637%, 06/15/2048	130,000	140,928
2016-LC24, 2.942%, 10/15/2049	280,000	294,133
2016-NXS6, 2.918%, 11/15/2049	300,000	314,738
2017-C39, 3.418%, 09/15/2050	260,000	282,188
2017-C40, 2.110%, 10/15/2050	178,009	178,269
2019-C49, 4.023%, 03/15/2052	185,000	211,355
2016-LC25, 3.640%, 12/15/2059	315,000	345,655
WFRBS Commercial Mortgage Trust
2014-LC14, 1.397%, 03/15/2047(d)(e)	906,073	38,281
2014-C22, 0.965%, 09/15/2057(d)(e)	3,404,129	113,180

Total Non-Agency Mortgage Backed Securities (Cost $24,322,727)		24,488,991

Agency Mortgage Backed Securities—29.84%
Fannie Mae Connecticut Avenue Securities
2017-C03, 5.145% (1 Month LIBOR USD + 3.000%), 10/25/2029(c)	300,000	311,722
2017-C04, 4.995% (1 Month LIBOR USD + 2.850%), 11/25/2029(c)	364,000	373,617
2017-C05, 4.345% (1 Month LIBOR USD + 2.200%), 01/25/2030(c)	480,000	486,650
2017-C06, 4.945% (1 Month LIBOR USD + 2.800%), 02/25/2030(c)	350,000	357,006
2017-C07, 4.645% (1 Month LIBOR USD + 2.500%), 05/25/2030(c)	1,030,000	1,042,600
2018-C01, 4.395% (1 Month LIBOR USD + 2.250%), 07/25/2030(c)	780,000	788,283
2018-C02, 4.345% (1 Month LIBOR USD + 2.200%), 08/25/2030(c)	650,000	655,223
Fannie Mae or Freddie Mac
#TBA, 3.500%, 09/25/2048	815,000	837,731
#TBA, 3.000%, 09/25/2049	2,230,000	2,274,252

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Fannie Mae Pool
254908, 5.000%, 09/01/2023	$37,136	$39,589
255320, 5.000%, 07/01/2024	6,515	6,946
MA0023, 5.000%, 04/01/2029	13,124	13,993
MA0096, 4.500%, 06/01/2029	7,858	8,372
AE0205, 5.000%, 03/01/2030	14,383	15,332
AB3000, 4.500%, 05/01/2031	18,331	19,659
BM3905, 5.000%, 08/01/2031	97,724	104,171
720679, 5.000%, 06/01/2033	14,368	15,830
725027, 5.000%, 11/01/2033	8,403	9,356
888283, 5.000%, 08/01/2034	39,429	43,886
735484, 5.000%, 05/01/2035	11,840	13,177
830722, 5.000%, 07/01/2035	32,620	35,454
735925, 5.000%, 10/01/2035	34,196	38,067
836427, 5.000%, 10/01/2035	18,878	20,999
900527, 6.000%, 09/01/2036	1,650	1,878
915320, 6.000%, 03/01/2037	22,530	24,956
889757, 5.000%, 02/01/2038	17,417	19,394
962343, 5.000%, 03/01/2038	18,210	20,219
929301, 5.000%, 04/01/2038	13,979	15,505
257161, 5.500%, 04/01/2038	33,377	37,593
982126, 5.000%, 05/01/2038	33,534	37,068
889579, 6.000%, 05/01/2038	21,794	24,987
995681, 6.000%, 05/01/2038	3,165	3,585
889533, 5.500%, 06/01/2038	28,161	31,733
AB0131, 5.000%, 12/01/2038	10,843	12,064
995245, 5.000%, 01/01/2039	34,564	38,372
995906, 5.000%, 03/01/2039	12,923	14,346
BC4575, 5.500%, 04/01/2039	57,835	64,992
995838, 5.500%, 05/01/2039	85,637	96,438
AL0070, 5.000%, 07/01/2039	20,514	22,766
AD7406, 5.000%, 07/01/2040	13,710	15,093
AD9173, 4.000%, 08/01/2040	342,217	365,842
AB1389, 4.500%, 08/01/2040	74,659	80,868
MA0510, 4.500%, 09/01/2040	834	904
AE8714, 3.500%, 11/01/2040	37,290	39,009
890310, 4.500%, 12/01/2040	16,414	17,784
AH3952, 4.000%, 01/01/2041	188,375	201,404
AL0791, 4.000%, 02/01/2041	63,358	67,738
AE0954, 4.500%, 02/01/2041	56,046	60,741
AH7196, 4.500%, 03/01/2041	549,789	595,922
AL0245, 4.000%, 04/01/2041	12,707	13,583
AL0065, 4.500%, 04/01/2041	25,603	27,746
AL0214, 5.000%, 04/01/2041	14,891	16,448
AB2817, 5.000%, 04/01/2041	13,489	14,822
AI1170, 5.000%, 04/01/2041	214,650	235,864
AH7395, 4.500%, 06/01/2041	10,869	11,553
AB3194, 4.500%, 06/01/2041	25,662	27,812
AI4891, 4.500%, 06/01/2041	296,588	321,419
AH1662, 4.500%, 07/01/2041	36,942	40,037
890603, 5.000%, 08/01/2041	83,165	92,603
AJ1959, 4.500%, 10/01/2041	696,129	754,427
AL1547, 4.500%, 11/01/2041	13,056	14,131
AJ9278, 3.500%, 12/01/2041	14,549	15,220

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
AJ6346, 3.500%, 12/01/2041	$40,664	$42,546
AX5302, 4.000%, 01/01/2042	30,247	32,338
AK2415, 4.000%, 02/01/2042	53,915	57,653
AK6743, 4.000%, 03/01/2042	76,028	81,296
AK6744, 4.000%, 03/01/2042	86,415	92,417
AK6568, 3.500%, 04/01/2042	72,048	75,384
AK9393, 3.500%, 04/01/2042	30,183	31,577
AO1214, 3.500%, 04/01/2042	179,190	187,487
AL4029, 4.500%, 04/01/2042	74,386	80,612
AL1886, 3.241% (12 Month LIBOR USD + 1.757%), 06/01/2042(c)	37,068	38,046
AO9553, 4.000%, 07/01/2042	232,767	247,928
AL7306, 4.500%, 09/01/2042	39,570	42,879
AP8743, 3.500%, 10/01/2042	448,801	469,584
AP7363, 4.000%, 10/01/2042	291,765	312,008
AQ9330, 3.500%, 01/01/2043	58,187	60,871
AL3714, 3.500%, 01/01/2043	42,256	44,209
AL2897, 3.500%, 01/01/2043	53,869	56,357
AB7965, 3.500%, 02/01/2043	31,153	32,585
AB8897, 3.000%, 04/01/2043	341,766	353,458
AT2021, 3.500%, 04/01/2043	31,100	32,578
AB9046, 3.500%, 04/01/2043	83,385	87,682
AT1001, 3.500%, 04/01/2043	29,520	31,114
AB9341, 3.000%, 05/01/2043	55,325	57,252
AB9260, 3.500%, 05/01/2043	94,965	99,341
AR7218, 3.000%, 06/01/2043	166,816	172,626
AU1628, 3.000%, 07/01/2043	2,746	2,840
AS0205, 3.000%, 08/01/2043	192,382	198,882
AS0203, 3.000%, 08/01/2043	134,407	139,089
AU0949, 3.500%, 08/01/2043	59,303	62,975
AS0212, 3.500%, 08/01/2043	72,366	75,806
AU3751, 4.000%, 08/01/2043	156,328	167,022
AU6857, 4.000%, 09/01/2043	73,736	79,132
AS0531, 4.000%, 09/01/2043	82,772	88,615
AU4658, 4.500%, 09/01/2043	23,843	25,831
MA1600, 3.500%, 10/01/2043	41,947	43,871
AS1042, 4.000%, 11/01/2043	76,424	81,345
AS1333, 4.500%, 12/01/2043	36,021	38,773
AL4450, 4.500%, 12/01/2043	34,452	37,217
AS1559, 4.000%, 01/01/2044	43,588	46,340
AS2516, 4.500%, 05/01/2044	40,416	43,465
AS2751, 4.500%, 06/01/2044	49,562	53,311
MA1926, 4.500%, 06/01/2044	36,501	39,264
BM1761, 4.000%, 08/01/2044	272,036	290,513
AL6223, 4.500%, 08/01/2044	35,633	38,548
AX0118, 4.000%, 09/01/2044	252,704	272,572
AS3467, 4.000%, 10/01/2044	47,009	49,709
AX2491, 4.000%, 10/01/2044	33,756	35,806
AL6432, 4.000%, 01/01/2045	67,999	71,888
AL6520, 4.000%, 02/01/2045	279,482	296,307
AL9578, 4.000%, 06/01/2045	237,838	254,193
AZ0814, 3.500%, 07/01/2045	75,667	79,072
AZ0862, 3.500%, 07/01/2045	149,712	156,304
BM1953, 3.500%, 08/01/2045	154,950	162,052
AZ4775, 3.500%, 10/01/2045	43,979	45,911

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
AS6311, 3.500%, 12/01/2045	$63,496	$66,288
CA2929, 3.500%, 12/01/2045	317,545	331,456
AS6464, 3.500%, 01/01/2046	57,167	59,880
BC4114, 3.500%, 02/01/2046	381,271	397,865
AS6795, 4.000%, 03/01/2046	280,796	296,112
BC0305, 4.000%, 03/01/2046	178,374	188,678
BC0793, 3.500%, 04/01/2046	388,189	405,463
BC0835, 4.000%, 04/01/2046	315,794	333,023
AS7248, 4.000%, 05/01/2046	215,838	227,456
AS7200, 4.500%, 05/01/2046	57,555	61,460
AS7388, 3.500%, 06/01/2046	140,011	145,901
AL8735, 4.000%, 06/01/2046	312,306	330,908
AL9282, 4.000%, 06/01/2046	268,195	282,676
AS7401, 4.000%, 06/01/2046	167,544	176,487
BC7146, 3.000%, 07/01/2046	444,399	457,541
AS7492, 4.000%, 07/01/2046	139,123	146,925
AS7801, 3.500%, 08/01/2046	409,741	426,480
BM3932, 3.500%, 10/01/2046	313,620	326,937
AS8661, 4.000%, 01/01/2047	267,711	281,097
AS8699, 4.000%, 01/01/2047	100,966	106,049
BE2975, 4.000%, 01/01/2047	286,329	301,390
AS8659, 4.000%, 01/01/2047	183,164	193,028
AS8700, 4.500%, 01/01/2047	97,175	103,007
MA2872, 4.500%, 01/01/2047	191,708	203,263
BE5475, 3.500%, 02/01/2047	151,617	157,403
AL9879, 3.500%, 02/01/2047	2,496,841	2,626,064
AL9916, 4.000%, 02/01/2047	325,125	342,355
AS8966, 4.000%, 03/01/2047	158,836	167,348
BD7081, 4.000%, 03/01/2047	669,388	702,914
AS8982, 4.500%, 03/01/2047	47,115	50,061
MA2959, 3.500%, 04/01/2047	327,929	340,684
BD7165, 4.000%, 04/01/2047	2,167,640	2,274,868
BM5348, 3.500%, 05/01/2047	178,201	185,292
CA0180, 3.500%, 05/01/2047	193,481	200,629
BM5347, 3.500%, 05/01/2047	320,050	333,136
AS9536, 3.500%, 05/01/2047	222,751	231,276
BM5784, 3.500%, 05/01/2047	381,138	396,236
BE3619, 4.000%, 05/01/2047	481,074	504,739
MA3008, 4.500%, 05/01/2047	69,394	73,525
AS9829, 3.500%, 06/01/2047	205,901	213,518
BE3702, 4.000%, 06/01/2047	249,059	260,616
AS9831, 4.000%, 06/01/2047	364,546	382,327
MA3027, 4.000%, 06/01/2047	1,732,180	1,817,383
MA3057, 3.500%, 07/01/2047	572,258	593,464
BE3767, 3.500%, 07/01/2047	214,710	222,685
CA0062, 4.000%, 07/01/2047	328,637	345,812
CA0182, 4.000%, 08/01/2047	80,209	84,049
CA0237, 4.000%, 08/01/2047	442,775	464,023
MA3088, 4.000%, 08/01/2047	312,303	326,984
MA3121, 4.000%, 09/01/2047	514,559	539,208
MA3149, 4.000%, 10/01/2047	194,576	203,680
BH9392, 3.500%, 11/01/2047	2,500,468	2,580,418
BJ1662, 3.500%, 12/01/2047	116,334	119,998
BH7058, 3.500%, 12/01/2047	486,768	505,893

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
MA3210, 3.500%, 12/01/2047	$520,633	$539,060
BM2005, 4.000%, 12/01/2047	3,659,319	3,836,324
BM3392, 4.000%, 01/01/2048	567,185	595,946
CA1535, 3.500%, 02/01/2048	113,766	117,637
BJ8783, 3.500%, 02/01/2048	301,920	312,117
CA1218, 4.500%, 02/01/2048	184,881	195,586
BJ0650, 3.500%, 03/01/2048	212,568	220,253
BJ0648, 3.500%, 03/01/2048	208,978	216,273
BM3590, 3.500%, 03/01/2048	315,102	329,375
BK2009, 4.000%, 04/01/2048	166,883	173,899
BM3900, 4.000%, 04/01/2048	270,511	283,198
CA1710, 4.500%, 05/01/2048	306,602	324,228
MA3384, 4.000%, 06/01/2048	363,904	378,160
MA3415, 4.000%, 07/01/2048	384,510	400,412
CA2204, 4.500%, 08/01/2048	2,104,551	2,233,163
MA3466, 3.500%, 09/01/2048	406,127	419,027
BK7608, 4.000%, 09/01/2048	241,701	252,056
BM2007, 4.000%, 09/01/2048	481,338	501,399
BM4991, 4.000%, 09/01/2048	308,611	321,599
CA2491, 4.500%, 10/01/2048	3,380,621	3,576,332
BM4835, 3.500%, 11/01/2048	3,799,240	3,901,909
FM1239, 3.500%, 11/01/2048	390,370	403,382
BN1628, 4.500%, 11/01/2048	2,231,343	2,352,238
MA3522, 4.500%, 11/01/2048	2,093,004	2,207,428
BM5793, 3.000%, 04/01/2049	513,929	524,214
MA3638, 4.000%, 04/01/2049	496,719	515,590
FM1299, 3.000%, 07/01/2049	420,994	429,441
MA3693, 4.000%, 07/01/2049	393,771	410,024
MA3744, 3.000%, 08/01/2049	548,026	559,022
Fannie Mae REMICS
2012-114, 4.005% (1 Month LIBOR USD + 6.150%), 03/25/2040(c)(e)	1,242,504	78,827
2012-70, 3.855% (1 Month LIBOR USD + 6.000%), 07/25/2042(c)(e)	1,099,219	217,036
2012-130, 4.555% (1 Month LIBOR USD + 6.700%), 12/25/2042(c)(e)	990,308	169,941
2012-149, 4.000%, 01/25/2043(e)	924,054	147,262
2013-6 PS, 3.955% (1 Month LIBOR USD + 6.100%), 02/25/2043(c)(e)	1,312,229	211,233
2013-6 SB, 3.955% (1 Month LIBOR USD + 6.100%), 02/25/2043(c)(e)	865,152	168,277
2014-90, 4.005% (1 Month LIBOR USD + 6.150%), 01/25/2045(c)(e)	1,049,613	210,087
2016-03, 4.000%, 02/25/2046(e)	803,757	128,089
Freddie Mac Gold Pool
G1-3122, 5.000%, 04/01/2023	605	628
D9-6037, 5.000%, 05/01/2023	30,170	32,175
C9-0918, 5.000%, 09/01/2025	164,276	175,336
D9-7472, 5.500%, 12/01/2027	2,598	2,807
G1-4953, 3.500%, 01/01/2029	43,053	44,784
C9-1267, 5.000%, 09/01/2029	33,249	35,518
G0-1772, 5.000%, 02/01/2035	2,440	2,718
G0-1883, 5.000%, 08/01/2035	1,934	2,155
A6-8761, 5.500%, 09/01/2037	2,428	2,624
G0-3535, 5.500%, 10/01/2037	952	1,074
G0-3812, 5.500%, 02/01/2038	1,273	1,434
G0-4449, 5.500%, 07/01/2038	4,814	5,274
G0-4471, 5.500%, 07/01/2038	3,400	3,835
A8-1743, 5.500%, 09/01/2038	1,981	2,140
A8-2657, 5.500%, 10/01/2038	5,787	6,271

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
A8-2134, 6.000%, 10/01/2038	$2,276	$2,608
G0-5205, 5.000%, 01/01/2039	16,681	18,573
A8-6315, 4.500%, 05/01/2039	33,969	36,812
A8-6521, 4.500%, 05/01/2039	56,611	61,357
A9-3617, 4.500%, 08/01/2040	8,662	9,391
A9-3485, 5.000%, 08/01/2040	86,014	94,772
C0-3531, 4.000%, 10/01/2040	27,964	29,910
A9-6592, 4.000%, 02/01/2041	119,431	127,744
Q0-0285, 4.500%, 04/01/2041	9,833	10,661
Q0-0876, 4.500%, 05/01/2041	69,492	75,360
Q0-0950, 5.000%, 05/01/2041	11,336	12,467
Q0-2173, 4.500%, 07/01/2041	42,760	46,371
Q0-3705, 4.000%, 10/01/2041	18,695	19,426
Q0-4674, 4.000%, 12/01/2041	173,550	185,694
C0-3795, 3.500%, 04/01/2042	303,802	318,029
Q0-7726, 4.000%, 04/01/2042	364,261	389,748
Q0-9004, 3.500%, 06/01/2042	31,435	32,906
C0-9004, 3.500%, 07/01/2042	35,378	37,032
Q0-9896, 3.500%, 08/01/2042	44,419	46,496
Q1-1348, 3.500%, 09/01/2042	64,324	67,337
Q1-4869, 3.000%, 01/01/2043	90,276	93,662
Q1-8305, 3.500%, 05/01/2043	32,714	34,246
Q1-9475, 3.500%, 06/01/2043	67,410	70,743
G6-0030, 3.500%, 07/01/2043	154,212	161,423
G0-7459, 3.500%, 08/01/2043	34,934	36,568
Q2-0780, 3.500%, 08/01/2043	46,712	49,259
G0-8541, 3.500%, 08/01/2043	68,184	71,372
Q2-0857, 3.500%, 08/01/2043	32,029	33,894
V8-0509, 4.000%, 10/01/2043	41,384	44,200
G6-0174, 4.000%, 10/01/2043	90,492	96,809
G0-8558, 4.000%, 11/01/2043	54,168	57,597
Q2-6367, 4.000%, 05/01/2044	11,576	12,315
Q2-5885, 4.500%, 05/01/2044	48,340	51,442
Q2-6513, 4.500%, 06/01/2044	31,084	33,378
Q2-9916, 4.000%, 11/01/2044	76,589	81,271
Q4-5219, 3.500%, 01/01/2045	264,284	276,200
G0-7961, 3.500%, 03/01/2045	54,762	57,384
G0-8633, 4.000%, 03/01/2045	109,430	115,706
G0-8636, 3.500%, 04/01/2045	82,217	85,881
G0-8637, 4.000%, 04/01/2045	67,487	71,350
Q3-3869, 4.000%, 06/01/2045	28,586	30,224
Q3-5225, 3.500%, 08/01/2045	46,817	48,901
G0-8659, 3.500%, 08/01/2045	226,565	236,648
V8-1873, 4.000%, 08/01/2045	56,533	59,737
G0-8660, 4.000%, 08/01/2045	246,036	259,977
V8-1992, 4.000%, 10/01/2045	257,152	271,641
G0-8672, 4.000%, 10/01/2045	47,044	49,696
G0-8676, 3.500%, 11/01/2045	102,063	106,669
G6-0480, 4.500%, 11/01/2045	32,715	35,305
G0-8681, 3.500%, 12/01/2045	74,237	77,587
G0-8682, 4.000%, 12/01/2045	83,312	87,994
Q3-8473, 4.000%, 01/01/2046	86,045	90,881
Q3-8470, 4.000%, 01/01/2046	54,960	58,199
G0-8694, 4.000%, 02/01/2046	51,111	53,953

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Q3-9644, 3.500%, 03/01/2046	$405,662	$423,619
Q3-9434, 3.500%, 03/01/2046	16,277	17,015
G0-8693, 3.500%, 03/01/2046	17,819	18,612
Q3-9438, 4.000%, 03/01/2046	259,694	274,116
G0-8699, 4.000%, 03/01/2046	134,814	142,238
G0-8702, 3.500%, 04/01/2046	182,881	190,861
G0-8706, 3.500%, 05/01/2046	85,394	89,092
Q4-0718, 3.500%, 05/01/2046	487,370	507,829
Q4-0375, 3.500%, 05/01/2046	114,292	119,273
G0-8708, 4.500%, 05/01/2046	97,870	104,696
Q4-1208, 3.500%, 06/01/2046	230,527	240,365
Q4-5458, 4.000%, 08/01/2046	182,000	192,102
G0-8735, 4.500%, 10/01/2046	145,382	154,445
G0-8743, 4.000%, 01/01/2047	116,363	122,392
Q4-6279, 3.500%, 02/01/2047	179,902	187,604
Q4-6283, 4.000%, 02/01/2047	241,008	253,874
G0-8752, 4.000%, 03/01/2047	80,706	84,795
Q4-6539, 4.500%, 03/01/2047	44,554	47,026
G0-8757, 3.500%, 04/01/2047	39,244	40,796
G0-8758, 4.000%, 04/01/2047	636,101	668,264
G0-8759, 4.500%, 04/01/2047	65,541	69,472
G0-8762, 4.000%, 05/01/2047	513,447	539,246
V8-3204, 4.500%, 05/01/2047	129,515	137,209
G0-8767, 4.000%, 06/01/2047	421,663	442,738
Q4-9100, 4.000%, 07/01/2047	385,852	404,565
Q4-9394, 4.500%, 07/01/2047	289,862	306,812
Q4-9888, 3.500%, 08/01/2047	193,389	200,532
Q5-0035, 3.500%, 08/01/2047	257,566	267,104
G0-8774, 3.500%, 08/01/2047	250,541	259,872
G6-1228, 4.000%, 08/01/2047	424,956	446,791
G0-8775, 4.000%, 08/01/2047	549,425	576,446
G0-8779, 3.500%, 09/01/2047	862,080	893,372
G0-8784, 3.500%, 10/01/2047	172,059	178,225
Q5-1268, 3.500%, 10/01/2047	148,724	154,128
G0-8785, 4.000%, 10/01/2047	423,755	444,198
G6-1631, 3.500%, 11/01/2047	446,019	464,851
Q5-2319, 3.500%, 11/01/2047	241,450	250,001
G6-1467, 4.000%, 11/01/2047	699,878	735,439
G0-8789, 4.000%, 11/01/2047	176,496	185,246
G6-1281, 3.500%, 01/01/2048	260,957	271,510
Q5-4463, 4.000%, 02/01/2048	238,386	249,790
G0-8801, 4.000%, 02/01/2048	260,251	272,472
G6-7710, 3.500%, 03/01/2048	411,378	429,923
G0-8805, 4.000%, 03/01/2048	313,011	327,569
G0-8814, 4.000%, 05/01/2048	171,175	179,023
G0-8831, 4.000%, 08/01/2048	84,889	88,090
G6-1578, 4.500%, 08/01/2048	3,276,538	3,475,414
G6-1606, 4.500%, 09/01/2048	2,082,422	2,204,102
Q5-9893, 4.000%, 11/01/2048	1,527,597	1,596,070
G6-1840, 4.000%, 12/01/2048	158,335	165,989
G0-8853, 4.500%, 12/01/2048	2,203,069	2,319,778
Q6-1925, 4.000%, 03/01/2049	115,916	120,890
G0-8887, 3.000%, 06/01/2049	2,003,534	2,044,569

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Freddie Mac Pool
ZT-1955, 3.000%, 05/01/2049	$316,762	$323,101
ZT-2090, 3.000%, 06/01/2049	518,155	528,525
QA-0192, 3.500%, 06/01/2049	703,232	724,433
SD-8004, 3.000%, 08/01/2049	498,542	508,545
Freddie Mac REMICS
4610, 3.000%, 06/15/2041(e)	2,798,895	120,660
4073, 3.805% (1 Month LIBOR USD + 6.000%), 07/15/2042(c)(e)	1,105,368	180,522
4122, 4.000%, 10/15/2042(e)	1,150,186	170,577
4159, 3.955% (1 Month LIBOR USD + 6.150%), 01/15/2043(c)(e)	544,979	112,663
4459, 4.000%, 08/15/2043(e)	1,062,451	132,361
4583, 3.805% (1 Month LIBOR USD + 6.000%), 05/15/2046(c)(e)	1,196,165	205,171
4623, 3.805% (1 Month LIBOR USD + 6.000%), 10/15/2046(c)(e)	884,469	202,926
Freddie Mac Structured Agency Credit Risk Debt Notes
2017-DNA2, 5.595% (1 Month LIBOR USD + 3.450%), 10/25/2029(c)	930,000	977,907
2017-HQA2, 4.795% (1 Month LIBOR USD + 2.650%), 12/25/2029(c)	500,000	509,429
2017-DNA3, 4.645% (1 Month LIBOR USD + 2.500%), 03/25/2030(c)	285,000	288,839
2017-HQA3, 4.495% (1 Month LIBOR USD + 2.350%), 04/25/2030(c)	700,000	704,771
2018-DNA1, 3.945% (1 Month LIBOR USD + 1.800%), 07/25/2030(c)	570,000	568,021
2018-HQA1, 4.445% (1 Month LIBOR USD + 2.300%), 09/25/2030(c)	970,000	978,139
Ginnie Mae
#TBA, 4.000%, 10/20/2048	320,000	333,569
#TBA, 3.500%, 10/20/2048	790,000	820,921
#TBA, 3.000%, 04/20/2049	2,640,000	2,722,139
Ginnie Mae II Pool
MA0699M, 3.500%, 01/20/2043	57,908	61,540
MA0783M, 3.500%, 02/20/2043	79,930	84,943
784689C, 3.500%, 04/20/2043	2,906,584	3,077,019
MA0934M, 3.500%, 04/20/2043	58,727	62,411
MA1376M, 4.000%, 10/20/2043	87,743	93,772
MA1861M, 3.875% (1 Year CMT Rate + 1.500%), 04/20/2044(c)	220,421	226,982
MA2893M, 4.000%, 06/20/2045	42,078	44,824
MA3035M, 4.000%, 08/20/2045	24,918	26,544
MA3245M, 4.000%, 11/20/2045	106,752	113,270
MA3663M, 3.500%, 05/20/2046	151,557	158,249
MA3803M, 3.500%, 07/20/2046	60,955	63,649
MA4510M, 3.500%, 06/20/2047	290,829	303,612
MA4511M, 4.000%, 06/20/2047	331,672	348,148
MA4586M, 3.500%, 07/20/2047	400,394	417,978
MA4587M, 4.000%, 07/20/2047	52,151	54,731
MA4652M, 3.500%, 08/20/2047	269,106	280,905
MA4778M, 3.500%, 10/20/2047	58,605	61,171
MA4962M, 3.500%, 01/20/2048	261,438	272,648
MA5263M, 3.500%, 06/20/2048	73,143	76,184
MA5529M, 4.500%, 10/20/2048	1,974,426	2,068,259
MA5530M, 5.000%, 10/20/2048	1,866,958	1,966,614
MA5816M, 3.500%, 03/20/2049	215,676	224,270
MA6039M, 3.500%, 07/20/2049	399,110	415,015
Government National Mortgage Association
2016-91, 3.908% (1 Month LIBOR USD + 6.080%), 07/20/2046(c)(e)	914,216	202,450
2012-147, 2.599%, 04/16/2054(d)	89,450	91,635

Total Agency Mortgage Backed Securities (Cost $116,822,451)		119,195,335

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Principal Amount	Value
Municipal Bonds—0.14%
American Municipal Power, Inc.
8.084%, 02/15/2050	$20,000	$37,298
New Jersey Economic Development Authority
7.425%, 02/15/2029	225,000	292,999
Philadelphia Authority for Industrial Development
3.964%, 04/15/2026	195,000	209,795

Total Municipal Bonds (Cost $499,370)		540,092

U.S. Government Agency Issues—0.12%
Tennessee Valley Authority
5.250%, 09/15/2039	320,000	462,181

Total U.S. Government Agency Issues (Cost $396,567)		462,181

U.S. Government Notes/Bonds—18.96%
United States Treasury Inflation Indexed Bonds
0.125%, 04/15/2022	7,609,659	7,562,092
0.750%, 07/15/2028	4,573,522	4,896,747
2.125%, 02/15/2040	2,050,188	2,822,616
United States Treasury Notes/Bonds
2.250%, 04/30/2024	561,600	582,770
2.875%, 05/31/2025(f)	9,310,000	10,044,435
2.750%, 02/15/2028(f)	12,870,000	14,159,514
2.875%, 08/15/2028(f)	23,400	26,083
2.625%, 02/15/2029	300,000	329,437
2.375%, 05/15/2029	295,000	317,978
4.500%, 02/15/2036	5,095,000	7,161,659
4.625%, 02/15/2040	65,000	96,321
4.375%, 05/15/2040(f)	3,066,000	4,415,100
2.750%, 08/15/2042	4,390,000	5,068,221
2.875%, 05/15/2043	2,352,000	2,774,211
3.125%, 08/15/2044	570,600	703,677
3.000%, 11/15/2044	270,100	326,631
2.500%, 02/15/2045	18,000	19,975
2.875%, 08/15/2045	377,100	447,747
3.000%, 11/15/2045	45,000	54,679
2.500%, 02/15/2046	513,300	570,064
2.500%, 05/15/2046	3,575,000	3,973,906
2.250%, 08/15/2046	464,200	491,608
3.000%, 05/15/2047	440,000	537,840
2.750%, 08/15/2047	210,000	245,396
2.750%, 11/15/2047	3,708,900	4,338,037
3.000%, 02/15/2048	565,000	692,588
3.125%, 05/15/2048	1,120,000	1,404,900
3.000%, 08/15/2048	1,336,000	1,640,514

Total U.S. Government Notes/Bonds (Cost $69,296,987)		75,704,746

U.S. Treasury Bills—0.05%
United States Treasury Bills
1.869%, 10/24/2019(i)	216,600	216,005

Total U.S. Treasury Bills (Cost $215,924)		216,005

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Exchange-Traded Funds—2.02%
SPDR Bloomberg Barclays High Yield Bond ETF(f)	38,300	$4,167,423
SPDR Bloomberg Barclays Short Term High Yield Bond ETF(f)	144,707	3,911,430

Total Exchange-Traded Funds (Cost $7,917,900)		8,078,853

Investments Purchased With Collateral From Securities Lending—10.93%
Money Market Fund—10.93%
Mount Vernon Liquid Assets Portfolio, LLC, 2.270%(g)	43,646,669	43,646,669

Total Investments Purchased With Collateral From Securities Lending (Cost $43,646,669)		43,646,669

Short-Term Investments—0.21%
First American Government Obligations Fund, Class X, 2.025%(g)	845,215	845,215

Total Short-Term Investments (Cost $845,215)		845,215

Total Investments (Cost $429,674,802)—111.84%		446,674,576
Liabilities in Excess of Other Assets—(11.84)%		(47,285,016)

Total Net Assets—100.00%		$399,389,560

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2019.
(b)	Securities issued under Rule 144A under the Securities Act of 1933. Such securities are deemed to be liquid.
(c)	Floating rate security; the rate shown represents the rate at August 31, 2019. The coupon is based on an underlying pool of loans.
(d)	Variable rate security; the rate shown represents the rate at August 31, 2019. The coupon is based on an underlying pool of loans.
(e)	Represents an interest-only security that entitles holders to receive only interest payments on underlying mortgages.
(f)	All or portion of this security is out on loan as of August 31, 2019. Total value of securities out on loan is $42,783,511.
(g)	The rate shown represents the seven day yield at August 31, 2019.
(h)	Perpetual maturity. The date referenced is the next call date.
(i)	Rate shown is the effective yield based on purchase price. The calculation assumes the security is held to maturity.

Abbreviations
#TBA	Pool number to be announced

The accompanying notes are an integral part of these financial statements.

PMC CORE FIXED INCOME FUND	Schedule of Open Futures Contracts

August 31, 2019

	Number of Contracts	Expiration Month	Notional Amount	Value/Unrealized Appreciation (Depreciation)
Futures Contracts Purchased
10 Year U.S. Treasury Note	105	December 2019	$10,797,448	$(8,384)
2 Year U.S. Treasury Note	40	December 2019	8,183,919	(1,402)
5 Year U.S. Treasury Note	193	December 2019	20,101,272	(17,539)
U.S. Treasury Long Bond	30	December 2019	4,199,498	(31,782)

Total Futures Contracts Purchased				$(59,107)

Futures Contracts Sold
CME Ultra Long Term U.S. Treasury Bond	31	December 2019	(3,747,619)	$44,748

Total Futures Contracts Sold				$44,748

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019

	Shares	Value
Common Stocks—94.73%
Accommodation—0.21%
Flutter Entertainment PLC—ADR	2,585	$108,131
GreenTree Hospitality Group Ltd.—ADR(a)	3,629	37,488
Marcus Corp.	1,064	35,708
Melco Resorts & Entertainment Ltd.—ADR	10,738	223,350
Sands China Ltd.—ADR	9,970	452,239
Whitbread PLC—ADR	33,082	441,645
Wynn Macau Ltd.—ADR(c)	19,146	379,282

		1,677,843

Administration of Economic Programs—0.01%
Centrais Electricas Brasileiras SA—ADR	7,529	83,271

Administration of Human Resource Programs—0.03%
Hailiang Education Group, Inc.—ADR(a)	3,738	236,428

Administrative and Support Services—1.96%
ABM Industries, Inc.(c)	4,348	162,006
AECOM(a)	27,968	992,304
Akamai Technologies, Inc.(a)	2,677	238,601
BG Staffing, Inc.	5,589	104,738
Bilibili, Inc.—ADR(a)(c)	9,294	130,581
Booking Holdings, Inc.(a)	207	407,047
Cardtronics PLC—Class A(a)(b)(c)	2,146	63,565
Cass Information Systems, Inc.(c)	6,821	345,143
CBIZ, Inc.(a)	2,794	62,418
CoStar Group, Inc.(a)	785	482,673
Criteo SA—ADR(a)	8,460	164,293
Ctrip.com International Ltd.—ADR(c)	2,082	67,415
Donnelley Financial Solutions, Inc.(a)	3,352	35,632
Edenred—ADR(c)	4,517	110,395
Essity AB—ADR	44,729	1,396,618
Experian PLC—ADR(c)	19,078	587,412
FactSet Research Systems, Inc.(c)	986	268,281
Fair Isaac Corp.(a)	2,674	943,173
Jupai Holdings Ltd.—ADR(a)(c)	33,900	66,105
Kelly Services, Inc.—Class A	11,271	272,871
Kforce, Inc.(c)	8,370	272,360
ManpowerGroup, Inc.	4,589	375,105
ManTech International Corp.—Class A(c)	4,246	298,409
MasterCard, Inc.—Class A	11,773	3,312,569
Navigant Consulting, Inc.	7,504	209,136
On Deck Capital, Inc.(a)(c)	26,667	86,668
PayPal Holdings, Inc.(a)	14,002	1,526,918
Rakuten, Inc.—ADR	71,302	670,239
Randstad NV—ADR	5,824	135,676
Robert Half International, Inc.(c)	2,785	148,914
Secom Co. Ltd.—ADR	40,158	852,153
Sify Technologies Ltd.—ADR	4,345	5,431
Teladoc Health, Inc.(a)(c)	6,053	350,348
Teleperformance—ADR(c)	3,257	355,550
TrueBlue, Inc.(a)	11,247	218,304
Vectrus, Inc.(a)	3,611	146,101
WNS Holdings Ltd.—ADR(a)	578	35,131
Yirendai Ltd.—ADR(a)	11,261	107,092

		16,007,375

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Air Transportation—0.55%
Air China Ltd.—ADR	438	$7,674
Air France-KLM—ADR(a)	19,447	221,890
Alaska Air Group, Inc.	2,660	158,855
American Airlines Group, Inc.(c)	8,369	220,188
ANA Holdings, Inc.—ADR	62,540	429,025
Cathay Pacific Airways Ltd.—ADR(c)	42,168	280,417
China Southern Airlines Co. Ltd.—ADR	245	6,914
Controladora Vuela Cia de Aviacion SAB de CV—ADR(a)	2,125	18,891
Delta Air Lines, Inc.	17,138	991,605
JetBlue Airways Corp.(a)	18,258	316,229
Mesa Air Group, Inc.(a)	9,888	63,876
Radiant Logistics, Inc.(a)	49,453	241,331
SkyWest, Inc.	7,725	442,334
Spirit Airlines, Inc.(a)(c)	6,176	231,847
United Airlines Holdings, Inc.(a)	10,656	898,407

		4,529,483

Ambulatory Health Care Services—0.43%
Addus HomeCare Corp.(a)	3,280	288,574
Amedisys, Inc.(a)	2,172	279,558
Apollo Medical Holdings, Inc.(a)	2,388	46,757
CareDx, Inc.(a)	5,564	126,970
Genomic Health, Inc.(a)	2,421	185,594
Invitae Corp.(a)(c)	8,420	204,269
Joint Corp.(a)(c)	4,082	68,496
Kura Oncology, Inc.(a)	7,783	118,146
Laboratory Corp. of America Holdings(a)	1,208	202,412
LHC Group, Inc.(a)(c)	2,795	331,208
Magenta Therapeutics, Inc.(a)	3,811	39,368
Medpace Holdings, Inc.(a)(c)	4,142	335,129
Novocure Ltd.(a)(b)(c)	4,414	401,056
OrthoPediatrics Corp.(a)(c)	3,010	96,892
RadNet, Inc.(a)	6,115	85,060
Sonic Healthcare Ltd.—ADR	29,791	591,501
US Physical Therapy, Inc.	605	80,780
Vocera Communications, Inc.(a)	1,592	36,536

		3,518,306

Amusement, Gambling, and Recreation Industries—0.22%
SeaWorld Entertainment, Inc.(a)	4,454	129,211
Walt Disney Co.	12,181	1,671,964

		1,801,175

Animal Production and Aquaculture—0.02%
Cal-Maine Foods, Inc.	873	35,391
JBS SA—ADR(c)	9,847	140,714

		176,105

Apparel Manufacturing—0.42%
adidas AG—ADR	7,590	1,126,697
Burberry Group PLC—ADR	9,449	252,666
Cintas Corp.	1,832	483,282
Columbia Sportswear Co.	4,979	466,980
Lululemon Athletica, Inc.(a)	4,057	749,206

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Oxford Industries, Inc.	561	$39,147
Under Armour, Inc.—Class C(a)	9,334	157,931
Zumiez, Inc.(a)(c)	5,272	136,967

		3,412,876

Beverage and Tobacco Product Manufacturing—1.88%
Alliance Global Group, Inc.—ADR	7,174	87,953
Boston Beer Co., Inc.—Class A(a)	250	109,605
C&C Group PLC—ADR	32,331	423,536
Carlsberg A/S—ADR	54,449	1,602,434
Cia Cervecerias Unidas SA—ADR	22,690	512,794
Coca-Cola Bottlers Japan Holdings, Inc.—ADR	53,939	579,575
Coca-Cola Consolidated, Inc.(c)	277	93,241
Coca-Cola Femsa SAB de CV—ADR	5,106	301,254
Diageo PLC—ADR	12,486	2,138,602
Embotelladora Andina SA—Class A—ADR	2,259	37,104
Embotelladora Andina SA—Class B—ADR	11,883	216,271
Fomento Economico Mexicano SAB de CV—ADR	1,251	114,291
Heineken Holding NV—ADR	3,445	170,528
Japan Tobacco, Inc.—ADR(c)	147,332	1,546,986
Kirin Holdings Co. Ltd.—ADR	43,031	845,559
Loews Corp.	32,366	1,555,834
Molson Coors Brewing Co.—Class B(c)	9,778	502,198
NMI Holdings, Inc.—Class A(a)	5,169	146,489
PepsiCo, Inc.	20,276	2,772,338
Philip Morris International, Inc.	16,535	1,192,008
Swedish Match AB—ADR(c)	16,418	323,599
Turning Point Brands, Inc.	2,906	104,180

		15,376,379

Broadcasting (except Internet)—1.75%
AMC Networks, Inc.—Class A(a)(c)	13,216	640,976
Cable One, Inc.(c)	1,116	1,448,144
Central European Media Enterprises Ltd.—Class A(a)(b)	24,162	112,112
Comcast Corp.—Class A	88,987	3,938,564
Discovery, Inc.—Class A(a)(c)	47,517	1,311,469
Discovery, Inc.—Class C(a)(c)	53,974	1,404,943
DISH Network Corp.—Class A(a)(c)	26,910	903,100
Gray Television, Inc.(a)(c)	11,846	181,244
MSG Networks, Inc.—Class A(a)	10,249	168,084
Nexstar Media Group, Inc.—Class A(c)	13,256	1,310,885
Qurate Retail, Inc.—Class A(a)(c)	47,775	511,670
Sinclair Broadcast Group, Inc.—Class A	24,715	1,101,548
Viacom, Inc.—Class B	46,796	1,168,964
WideOpenWest, Inc.(a)(c)	14,938	83,952

		14,285,655

Building Material and Garden Equipment and Supplies Dealers—0.43%
BMC Stock Holdings, Inc.(a)	23,262	591,553
Fastenal Co.(c)	5,129	157,050
Home Depot, Inc.	11,595	2,642,616
Titan Machinery, Inc.(a)	5,864	88,312

		3,479,531

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Capital Goods—0.08%
Alstom SA—ADR(c)	66,977	$282,643
TOTO Ltd.—ADR(a)	10,626	385,988

		668,631

Chemical Manufacturing—9.14%
Abbott Laboratories	25,454	2,171,735
Abcam PLC—ADR	883	12,494
Acorda Therapeutics, Inc.(a)(c)	12,837	41,464
Air Liquide SA—ADR	19,571	546,031
Air Products & Chemicals, Inc.	4,003	904,358
Akari Therapeutics PLC—ADR(a)	24,589	51,145
AMAG Pharmaceuticals, Inc.(a)(c)	3,355	36,637
Amarin Corp. PLC—ADR(a)(c)	19,124	286,669
Amgen, Inc.	8,571	1,788,082
Amphastar Pharmaceuticals, Inc.(a)	8,267	185,677
ANI Pharmaceuticals, Inc.(a)(c)	2,573	168,532
Antares Pharma, Inc.(a)	46,109	149,393
Aratana Therapeutics, Inc.(a)	18,388	4,597
Arena Pharmaceuticals, Inc.(a)	5,235	276,879
Arkema SA—ADR(c)	2,558	225,257
Ashland Global Holdings, Inc.(c)	2,140	156,734
Astellas Pharma, Inc.—ADR	55,147	759,926
AstraZeneca PLC—ADR(c)	39,126	1,761,844
AtriCure, Inc.(a)(c)	7,543	206,603
Avita Medical Ltd.—ADR(a)	39,608	236,064
Bayer AG—ADR	34,981	650,996
BioDelivery Sciences International, Inc.(a)	18,870	80,952
Biogen, Inc.(a)	3,864	849,114
BioSpecifics Technologies Corp.(a)	3,517	193,716
Bristol-Myers Squibb Co.(c)	17,717	851,656
Cardiovascular Systems, Inc.(a)	3,720	180,160
Catalent, Inc.(a)	8,458	446,075
Catalyst Pharmaceuticals, Inc.(a)	13,700	84,392
Celanese Corp.(c)	1,398	158,491
Chemours Co.	12,144	172,080
Church & Dwight Co., Inc.	3,368	268,699
Clinuvel Pharmaceuticals Ltd.—ADR	18,455	339,387
Corcept Therapeutics, Inc.(a)(c)	8,802	110,993
Covestro AG—ADR	12,377	280,711
CSL Ltd.—ADR	12,153	983,178
Cytokinetics, Inc.(a)	7,867	110,531
D&L Industries, Inc.—ADR(c)	14,473	63,826
Daiichi Sankyo Co. Ltd.—ADR	22,178	1,465,966
Denali Therapeutics, Inc.(a)(c)	7,105	127,890
Dr Reddy’s Laboratories Ltd.—ADR	4,966	177,535
Eagle Pharmaceuticals, Inc.(a)	802	45,225
Ecolab, Inc.	5,426	1,119,438
Eisai Co. Ltd.—ADR	7,574	385,971
Eli Lilly & Co.	11,573	1,307,402
Enanta Pharmaceuticals, Inc.(a)	2,573	181,525
Endo International PLC(a)(b)	24,456	57,961
Esperion Therapeutics, Inc.(a)(c)	1,930	70,715
Estee Lauder Cos., Inc.—Class A	2,062	408,255

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Evotec SE—ADR(a)	4,628	$204,465
Galectin Therapeutics, Inc.(a)	11,771	39,197
Genetic Technologies Ltd.—ADR(a)	2,167	4,226
Genmab A/S—ADR(a)	27,780	566,156
Gilead Sciences, Inc.	3,330	211,588
GlaxoSmithKline PLC—ADR(c)	63,308	2,632,347
GW Pharmaceuticals PLC—ADR(a)(c)	2,105	299,773
H Lundbeck A/S—ADR	4,784	173,267
Hexcel Corp.(c)	1,930	162,410
Huntsman Corp.	7,947	158,304
Hypera SA—ADR(a)(c)	10,211	79,544
Immutep Ltd.—ADR(a)	56,365	78,911
Innoviva, Inc.(a)(c)	17,143	198,687
Inter Parfums, Inc.	2,671	171,719
Intercept Pharmaceuticals, Inc.(a)	568	36,454
Intrepid Potash, Inc.(a)	22,250	66,083
Ionis Pharmaceuticals, Inc.(a)(c)	9,369	592,214
Jazz Pharmaceuticals PLC(a)(b)	4,223	541,177
Johnson & Johnson	22,127	2,840,222
KalVista Pharmaceuticals, Inc.(a)	4,747	74,148
Kao Corp.—ADR(c)	107,406	1,549,869
Koninklijke DSM NV—ADR	15,200	471,960
Kose Corp.—ADR	24,931	854,036
Krystal Biotech, Inc.(a)	1,486	66,870
Kuraray Co. Ltd.—ADR	13,430	460,850
Lantheus Holdings, Inc.(a)	7,816	170,076
Lifevantage Corp.(a)	8,504	103,409
Lonza Group AG—ADR	10,635	376,543
L’Oreal SA—ADR	28,945	1,579,529
Madrigal Pharmaceuticals, Inc.(a)(c)	834	77,312
Mallinckrodt PLC(a)(b)(c)	8,212	21,269
Merck & Co., Inc.	34,395	2,974,136
Merck KGaA—ADR	23,005	489,779
Minerva Neurosciences, Inc.(a)	5,404	38,585
Mitsubishi Tanabe Pharma Corp.—ADR	20,812	227,995
Mylan NV(a)(b)	10,126	197,153
NanoString Technologies, Inc.(a)(c)	2,976	75,828
Nektar Therapeutics(a)(c)	8,801	154,634
Novartis AG—ADR(c)	71,886	6,477,648
Novo Nordisk A/S—ADR	30,945	1,612,544
Novozymes A/S—ADR	7,232	307,186
Olin Corp.(c)	9,401	159,629
Ono Pharmaceutical Co. Ltd.—ADR(c)	60,623	372,831
Otsuka Holdings Co. Ltd.—ADR	22,752	465,051
Pacira BioSciences, Inc.(a)(c)	1,941	72,283
PDL BioPharma, Inc.(a)	56,872	133,080
Pfizer, Inc.	88,004	3,128,542
Procter & Gamble Co.	27,891	3,353,335
PTC Therapeutics, Inc.(a)	4,523	201,590
Quaker Chemical Corp.	1,457	231,459
Quidel Corp.(a)(c)	3,241	204,345
Ra Pharmaceuticals, Inc.(a)(c)	4,229	115,029
Redhill Biopharma Ltd.—ADR(a)	5,433	41,508
Regeneron Pharmaceuticals, Inc.(a)	1,125	326,306
REGENXBIO, Inc.(a)	2,303	79,430

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Repligen Corp.(a)(c)	5,702	$529,203
Roche Holding AG—ADR	154,313	5,274,418
Rogers Corp.(a)	1,217	161,155
Sanofi—ADR(c)	35,254	1,514,159
Sarepta Therapeutics, Inc.(a)(c)	1,307	117,826
Scotts Miracle-Gro Co.(c)	3,607	383,496
Shin-Etsu Chemical Co. Ltd.—ADR	66,478	1,673,916
Shionogi & Co Ltd.—ADR	43,796	582,706
Shiseido Co. Ltd.—ADR(c)	22,216	1,812,826
SIGA Technologies, Inc.(a)	7,333	36,812
Sinopec Shanghai Petrochemical Co. Ltd.—ADR	519	14,973
Starpharma Holdings Ltd.—ADR(a)	4,304	32,345
Stepan Co.	1,778	169,603
Sumitomo Chemical Co. Ltd.—ADR(c)	21,727	472,997
Sysmex Corp.—ADR	6,365	201,771
Takeda Pharmaceutical Co. Ltd.—ADR(c)	33,847	570,660
Teijin Ltd.—ADR	34,021	611,358
Teva Pharmaceutical Industries Ltd.—ADR(a)(c)	21,636	149,288
THERAPIX BIOSCIENCES Ltd.—ADR(a)(c)	5,684	14,494
Trex Co., Inc.(a)(c)	503	43,022
Trinity Biotech PLC—ADR(a)	97,114	132,075
UCB SA—ADR	2,184	81,026
Vanda Pharmaceuticals, Inc.(a)	12,596	177,478
Veracyte, Inc.(a)	6,441	170,687
Vertex Pharmaceuticals, Inc.(a)	1,277	229,886
WD-40 Co.(c)	501	91,332
West Pharmaceutical Services, Inc.	2,414	351,140
Xencor, Inc.(a)(c)	4,900	182,672
Yara International ASA—ADR	3,387	73,654
Zai Lab Ltd.—ADR(a)	1,201	39,165
Zoetis, Inc.	11,384	1,439,165

		74,780,790

Clothing and Clothing Accessories Stores—1.03%
Abercrombie & Fitch Co.—Class A(c)	5,274	77,106
Citi Trends, Inc.	11,126	187,028
Dillard’s, Inc.—Class A(c)	2,262	132,372
Fast Retailing Co. Ltd.—ADR	23,824	1,393,466
Gap, Inc.(c)	28,586	451,373
Genesco, Inc.(a)(c)	4,232	150,998
Hanesbrands, Inc.(c)	11,396	155,669
J. Jill, Inc.(a)(c)	53,719	100,455
L Brands, Inc.(c)	13,836	228,432
LVMH Moet Hennessy Louis Vuitton SE—ADR	25,445	2,030,256
Mr Price Group Ltd.—ADR	20,336	231,017
Nordstrom, Inc.(c)	10,670	309,110
Pandora A/S—ADR	40,525	436,860
Ross Stores, Inc.	6,962	738,042
TJX Cos., Inc.	22,940	1,261,012
Urban Outfitters, Inc.(a)(c)	22,996	538,336

		8,421,532

Computer and Electronic Product Manufacturing—8.86%
AAC Technologies Holdings, Inc.—ADR	5,443	23,106
Advanced Micro Devices, Inc.(a)(c)	11,930	375,199

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Agilent Technologies, Inc.	9,097	$646,888
Alphabet, Inc.—Class C(a)	1,099	1,305,722
Analog Devices, Inc.	5,001	549,260
Apple, Inc.	43,268	9,031,763
ASE Technology Holding Co Ltd.—ADR	29,892	134,514
ASM Pacific Technology Ltd.—ADR	5,023	171,937
AU Optronics Corp.—ADR	2,777	7,109
AVX Corp.(c)	32,714	443,275
Axcelis Technologies, Inc.(a)	6,174	94,524
Benchmark Electronics, Inc.	8,071	213,720
Broadcom, Inc.	6,969	1,969,718
Bruker Corp.(c)	15,996	690,547
Cabot Microelectronics Corp.	672	83,765
Casio Computer Co. Ltd.—ADR	1,688	233,383
ChipMOS Technologies, Inc.—ADR	12,298	239,565
Cirrus Logic, Inc.(a)(c)	5,979	320,714
Cisco Systems, Inc.	94,474	4,422,329
Cochlear Ltd.—ADR	4,469	328,203
Consolidated-Tomoka Land Co.	2,377	151,748
CTS Corp.(c)	13,047	372,231
Cypress Semiconductor Corp.	36,324	835,815
Danaher Corp.	12,908	1,834,098
Daqo New Energy Corp.—ADR(a)	869	44,840
Digi International, Inc.(a)	5,932	75,811
Diodes, Inc.(a)(c)	12,729	465,245
Dolby Laboratories, Inc.—Class A(c)	12,333	759,219
Enphase Energy, Inc.(a)	3,366	99,869
Entegris, Inc.	11,918	510,448
FormFactor, Inc.(a)	17,742	303,211
Fossil Group, Inc.(a)(c)	10,676	136,653
Fujitsu Ltd.—ADR	40,559	637,587
Garmin Ltd.(b)	11,892	970,030
Hitachi Ltd.—ADR	21,204	1,442,509
Hoya Corp.—ADR	16,056	1,299,412
HP, Inc.	8,187	149,740
Ichor Holdings Ltd.(a)(b)(c)	3,940	83,764
Ingenico Group SA—ADR	20,590	407,476
Intel Corp.	52,476	2,487,888
International Business Machines Corp.(c)	4,627	627,097
IntriCon Corp.(a)	2,340	40,716
Jabil, Inc.	23,032	663,552
JinkoSolar Holding Co. Ltd.—ADR(a)(c)	6,867	150,181
Johnson Controls International PLC(b)(c)	38,725	1,653,170
KEMET Corp.	8,692	145,591
Keysight Technologies, Inc.(a)	9,111	882,491
Koninklijke Philips NV(b)(c)	29,751	1,400,677
Kyocera Corp.—ADR	19,732	1,170,700
L3Harris Technologies, Inc.	1,194	252,424
Lenovo Group Ltd.—ADR	7,159	93,783
LG Display Co. Ltd.—ADR	6,001	34,686
Logitech International SA(b)	995	40,536
Masimo Corp.(a)	2,262	346,652
Medtronic PLC(b)	27,703	2,988,876
Mettler-Toledo International, Inc.(a)(c)	1,928	1,266,291

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Micron Technology, Inc.(a)	27,236	$1,232,974
MongoDB, Inc.(a)(c)	3,238	493,179
Motorola Solutions, Inc.	8,084	1,462,476
MTS Systems Corp.	4,065	231,177
Murata Manufacturing Co. Ltd.—ADR	76,299	790,458
Napco Security Technologies, Inc.(a)	4,186	144,333
NetApp, Inc.	4,670	224,440
NTT DOCOMO, Inc.—ADR	40,351	1,019,670
Olympus Corp.—ADR	54,903	638,522
Omron Corp.—ADR	17,314	863,969
ON Semiconductor Corp.(a)(c)	24,191	430,600
OSI Systems, Inc.(a)	3,074	322,801
Panasonic Corp.—ADR	47,958	371,675
Photronics, Inc.(a)	15,853	171,212
Qorvo, Inc.(a)	5,733	409,508
QUALCOMM, Inc.	12,752	991,723
Rohm Co. Ltd.—ADR(c)	12,268	434,287
Roku, Inc.(a)	2,779	420,630
Sanmina Corp.(a)	5,440	157,216
Seiko Epson Corp.—ADR	110,394	725,841
Skyworks Solutions, Inc.(c)	9,221	694,065
SMART Global Holdings, Inc.(a)(b)(c)	4,901	139,237
Sonova Holding AG—ADR	13,460	624,342
Sony Corp.—ADR(c)	31,950	1,818,274
Stratasys Ltd.(a)(b)(c)	6,031	143,658
Sumitomo Electric Industries Ltd.—ADR	25,493	299,160
Taiwan Semiconductor Manufacturing Co. Ltd.—ADR(c)	54,923	2,341,367
TDK Corp.—ADR	4,803	383,760
Telefonaktiebolaget LM Ericsson—ADR(c)	47,647	373,552
Teradyne, Inc.	12,130	642,526
Texas Instruments, Inc.	5,689	704,014
Thermo Fisher Scientific, Inc.	6,946	1,993,918
Tokyo Electron Ltd.—ADR	23,035	1,029,434
Toshiba Corp.—ADR	26,675	415,196
Trimble, Inc.(a)	8,347	313,179
United Microelectronics Corp.—ADR	41,320	87,185
Universal Display Corp.(c)	2,587	531,551
Vishay Intertechnology, Inc.(c)	15,240	241,249
Vishay Precision Group, Inc.(a)	2,178	68,063
Western Digital Corp.	2,747	157,321
Xilinx, Inc.	8,027	835,290
Xperi Corp.	10,227	187,359
Zebra Technologies Corp.—Class A(a)(c)	3,949	809,663
ZTE Corp.—ADR(c)	6,946	34,244

		72,514,556

Construction of Buildings—1.32%
ACS Actividades de Construccion y Servicios SA—ADR(a)	103,244	773,298
China State Construction International Holdings Ltd.—ADR	146	6,563
CK Hutchison Holdings Ltd.—ADR	38,020	325,641
Daito Trust Construction Co. Ltd.—ADR	9,472	304,904
Daiwa House Industry Co. Ltd.—ADR	13,206	413,282
DR Horton, Inc.	14,185	701,732
KB Home	10,282	288,821
Lennar Corp.—Class A(c)	11,199	571,149

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
M/I Homes, Inc.(a)	9,438	$341,089
MDC Holdings, Inc.(c)	14,762	570,847
Meritage Homes Corp.(a)(c)	6,447	421,247
New World Development Co. Ltd.—ADR	165,517	420,413
NVR, Inc.(a)	194	698,206
Persimmon PLC—ADR(c)	7,528	350,353
PulteGroup, Inc.	36,292	1,226,670
Sekisui House Ltd.—ADR	50,808	901,841
Skanska AB—ADR	24,680	454,606
Sun Hung Kai Properties Ltd.—ADR	52,326	735,180
Taylor Morrison Home Corp.(a)	13,524	322,683
Toll Brothers, Inc.	26,249	949,951
Xinyuan Real Estate Co. Ltd.—ADR	13,725	58,057

		10,836,533

Credit Intermediation and Related Activities—6.84%
Absa Group Ltd.—ADR	10,083	198,837
Akbank T.A.S.—ADR	13,448	31,199
Ally Financial, Inc.	50,649	1,587,845
Ameriprise Financial, Inc.	6,139	791,808
Banco BBVA Argentina SA—ADR	27,333	115,345
Banco Bilbao Vizcaya Argentaria SA—ADR	192,723	915,434
Banco Bradesco SA—ADR(a)	14,369	102,506
Banco de Chile—ADR(c)	17,692	504,399
Banco do Brasil SA—ADR	24,341	270,429
Banco Macro SA—ADR	5,596	130,443
Banco Santander Brasil SA—ADR(a)	20,538	210,515
Banco Santander Chile—ADR	13,451	382,008
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand—ADR	38,791	243,607
Banco Santander SA—ADR	96,406	361,523
Bancorp, Inc.(a)	27,412	250,272
Bank Hapoalim BM—ADR(c)	25,297	929,032
Bank Mandiri Persero Tbk PT—ADR	64,255	643,514
Bank of America Corp.	129,778	3,570,192
Bank of East Asia Ltd.—ADR	182,645	459,352
Bank Rakyat Indonesia Persero Tbk PT—ADR	53,515	795,233
Banner Corp.(c)	679	36,605
Capital One Financial Corp.	12,645	1,095,310
China Merchants Bank Co. Ltd.—ADR	14,105	319,760
CIT Group, Inc.(c)	6,775	288,547
Citigroup, Inc.	34,413	2,214,476
Commercial International Bank Egypt SAE—ADR	44,886	210,515
Commonwealth Bank of Australia—ADR(c)	28,528	1,512,840
Credit Agricole SA—ADR(c)	139,863	791,625
Credit Suisse Group AG—ADR	370	4,322
Danske Bank A/S—ADR	91,127	604,172
DBS Group Holdings Ltd.—ADR	15,891	1,116,977
Discover Financial Services	7,402	591,938
DNB ASA—ADR	94,776	1,524,946
Encore Capital Group, Inc.(a)(c)	8,174	301,621
Euronet Worldwide, Inc.(a)	5,535	847,630
Everi Holdings, Inc.(a)	12,576	112,429
EVERTEC, Inc.(b)(c)	10,319	359,720
First BanCorp(b)	38,161	365,582
First Financial Bankshares, Inc.(c)	11,280	345,394

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
First Financial Corp.	3,544	$143,886
FleetCor Technologies, Inc.(a)	1,698	506,683
Fulton Financial Corp.(c)	40,585	647,331
Great Southern Bancorp, Inc.	1,137	64,059
Grupo Aval Acciones y Valores SA—ADR	56,428	413,617
Grupo Financiero Banorte SAB de CV—ADR	6,881	185,443
Grupo Financiero Galicia SA—ADR	9,549	103,511
H&R Block, Inc.(c)	21,099	511,018
Hachijuni Bank Ltd.—ADR	23,239	842,762
Hang Seng Bank(a)	45,523	949,155
HDFC Bank Ltd.—ADR	8,272	891,722
HSBC Holdings PLC—ADR	4,062	145,826
IBERIABANK Corp.	7,995	551,575
ICICI Bank Ltd.—ADR(c)	43,737	491,167
International Bancshares Corp.	5,846	208,059
Itau CorpBanca—ADR	9,048	101,338
KB Financial Group, Inc.—ADR	5,428	176,464
LendingTree, Inc.(a)(c)	647	200,628
Malayan Banking Bhd—ADR	6,805	28,123
Mitsubishi Corp.—ADR	10,568	512,802
Mitsubishi UFJ Financial Group, Inc.—ADR	226,080	1,089,706
Mizuho Financial Group, Inc.—ADR	177,076	518,833
Mr. Cooper Group, Inc.(a)	11,192	98,602
National Australia Bank Ltd.—ADR(c)	70,279	650,432
Nedbank Group Ltd.—ADR	11,712	174,275
Nelnet, Inc.—Class A	2,898	194,311
Nicolet Bankshares, Inc.(a)	1,097	69,528
OceanFirst Financial Corp.	6,662	140,035
OFG Bancorp(b)	9,672	198,469
OneMain Holdings, Inc.	20,792	745,393
Oversea-Chinese Banking Corp. Ltd.—ADR(c)	32,333	494,857
PennyMac Financial Services, Inc.(a)	9,975	295,160
Piraeus Bank SA—ADR(a)	2,503	16,019
Popular, Inc.(b)	15,305	804,584
Provident Financial PLC—ADR	17,796	86,578
Provident Financial Services, Inc.	7,699	183,313
QIWI PLC—ADR(c)	7,849	190,731
Regional Management Corp.(a)	4,978	128,184
Regions Financial Corp.(c)	11,029	161,244
Republic Bancorp, Inc.—Class A	2,562	108,757
Royal Bank of Scotland Group PLC—ADR	80,108	362,889
Sandy Spring Bancorp, Inc.	5,908	197,800
Santander Consumer USA Holdings, Inc.	32,991	861,395
Sberbank of Russia PJSC—ADR	77,911	1,069,718
Shinhan Financial Group Co. Ltd.—ADR(c)	12,492	417,732
Skandinaviska Enskilda Banken AB—ADR	137,868	1,187,043
Societe Generale SA—ADR(c)	68,138	350,093
Standard Bank Group Ltd.—ADR	18,152	209,474
Sumitomo Mitsui Financial Group, Inc.—ADR(c)	201,360	1,310,854
Sumitomo Mitsui Trust Holdings, Inc.—ADR	327,541	1,054,682
Suncorp Group Ltd.—ADR	696	6,469
Svenska Handelsbanken AB—ADR(c)	162,595	707,288
Swedbank AB—ADR	53,902	691,024
Turkiye Garanti Bankasi AS—ADR	122,469	178,315

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Turkiye Vakiflar Bankasi TAO—ADR	7,946	$62,416
U.S. Bancorp	10,187	536,753
UniCredit SpA—ADR	139,827	770,447
United Bankshares, Inc.(c)	7,152	263,766
United Overseas Bank Ltd.—ADR	19,083	686,416
Valley National Bancorp(c)	50,657	532,405
Visa, Inc.(c)	21,836	3,948,385
Walker & Dunlop, Inc.	5,506	307,565
Waterstone Financial, Inc.	5,439	90,233
Wells Fargo & Co.	18,007	838,586
Westpac Banking Corp.—ADR	149	2,828
Woori Financial Group, Inc.—ADR	6,821	200,196

		56,006,854

Data Processing, Hosting and Related Services—0.36%
21Vianet Group, Inc.—ADR(a)	3,629	28,488
Automatic Data Processing, Inc.	3,289	558,604
Cogent Communications Holdings, Inc.	2,963	180,417
Hewlett Packard Enterprise Co.	33,045	456,682
HMS Holdings Corp.(a)	11,632	424,917
JMU Ltd.—ADR(a)(c)	39,200	35,280
Match Group, Inc.(a)(c)	9,927	841,809
The9 Ltd.—ADR(a)(c)	35,459	38,296
Trivago NV—ADR(a)	21,577	105,296
Verisk Analytics, Inc.	1,673	270,256

		2,940,045

Diversified Financials—0.02%
Brightsphere Investment Group, Inc.	22,187	201,680

Educational Services—0.27%
ATA, Inc.—ADR(a)	21,057	39,166
China Distance Education Holdings Ltd.—ADR(a)	14,027	61,579
Graham Holdings Co.—Class B	1,447	1,018,774
K12, Inc.(a)	5,808	153,041
Kroton Educacional SA—ADR	13,872	33,432
Laureate Education, Inc.—Class A(a)	15,390	281,637
New Oriental Education & Technology Group, Inc.—ADR(a)(c)	2,363	267,964
OneSmart International Education Group Ltd.—ADR(a)	4,412	33,178
TAL Education Group—ADR(a)(c)	4,736	168,744
Tarena International, Inc.—ADR(a)	4,761	5,570
YDUQS Part—ADR(c)	19,963	154,913

		2,217,998

Electrical Equipment, Appliance, and Component Manufacturing—1.35%
ABB Ltd.—ADR	153	2,910
Arcelik AS—ADR	12,535	184,453
Belden, Inc.(c)	3,878	176,876
BYD Co. Ltd.—ADR(c)	17,990	186,556
Corning, Inc.(c)	37,873	1,054,763
Eaton Corp. PLC(b)(c)	16,660	1,344,794
Electrolux AB—Class B—ADR	9,908	444,770
Encore Wire Corp.	10,236	552,642
Generac Holdings, Inc.(a)(c)	6,638	517,698
GrafTech International Ltd.(c)	32,161	392,043
Helen of Troy Ltd.(a)(b)(c)	1,429	219,366

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Integer Holdings Corp.(a)	5,443	$394,073
iRobot Corp.(a)(c)	1,452	89,748
Japan Airport Terminal Co. Ltd.—ADR	11,258	224,316
Mitsubishi Electric Corp.—ADR	36,124	866,976
Nidec Corp.—ADR	8,334	272,022
Regal Beloit Corp.	10,641	754,447
Schneider Electric SE—ADR	78,108	1,308,309
Taiyo Yuden Co Ltd.—ADR	5,785	435,240
Whirlpool Corp.(c)	7,085	985,452
Woodward, Inc.	1,478	159,402
Yaskawa Electric Corp.—ADR(c)	7,229	489,186

		11,056,042

Electronics and Appliance Stores—0.18%
Aaron’s, Inc.(c)	7,061	452,681
Best Buy Co., Inc.	11,404	725,864
PC Connection, Inc.(a)(c)	8,569	301,886

		1,480,431

Fabricated Metal Product Manufacturing—0.84%
Assa Abloy AB—ADR	93,487	974,695
Builders FirstSource, Inc.(a)	21,341	415,083
Crane Co.	4,367	332,940
Crown Holdings, Inc.(a)(c)	6,584	433,491
DMC Global, Inc.(c)	1,622	70,443
Geberit AG—ADR	14,163	645,295
Harsco Corp.(a)	2,576	46,110
NSK Ltd.—ADR(c)	31,078	505,018
Parker Hannifin Corp.	4,695	778,289
Silgan Holdings, Inc.	18,703	556,601
Simpson Manufacturing Co, Inc.(c)	589	37,814
SKF AB—ADR	45,518	737,847
Snap-on, Inc.(c)	4,931	733,141
Timken Co.	14,239	572,123

		6,838,890

Fishing, Hunting and Trapping—0.11%
Mowi ASA—ADR(c)	38,951	934,045

Food and Beverage Stores—1.01%
Aeon Co. Ltd.—ADR	51,593	915,776
Carrefour SA—ADR	235,210	785,601
Casey’s General Stores, Inc.(c)	6,451	1,082,800
Casino Guichard Perrachon SA—ADR	34,546	287,423
Ingles Markets, Inc.—Class A(c)	6,807	264,656
J Sainsbury PLC—ADR	48,921	468,663
Koninklijke Ahold Delhaize NV—ADR	40,190	942,375
Kroger Co.	28,368	671,754
Natural Grocers by Vitamin Cottage, Inc.(a)	10,017	94,560
Seven & i Holdings Co. Ltd.—ADR(c)	96,616	1,706,240
Shoprite Holdings Ltd.—ADR	3,103	22,311
Sprouts Farmers Market, Inc.(a)(c)	30,592	549,126
Tsingtao Brewery Co. Ltd.—ADR	1,631	54,948
Wm Morrison Supermarkets PLC—ADR(c)	34,446	383,728

		8,229,961

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Food Manufacturing—2.27%
Ajinomoto Co., Inc.—ADR	50,619	$918,988
Archer-Daniels-Midland Co.(c)	7,043	267,986
BRF SA—ADR(a)	1,802	16,578
Bunge Ltd.(b)	17,127	914,753
Hershey Co.	6,555	1,038,836
Hormel Foods Corp.(c)	14,408	613,925
Ingredion, Inc.(c)	4,394	339,524
John B Sanfilippo & Son, Inc.	3,105	287,523
Marfrig Global Foods SA—ADR(a)	15,043	29,860
Nestle SA—ADR	54,575	6,133,684
Pilgrim’s Pride Corp.(a)	26,947	839,669
Post Holdings, Inc.(a)	2,473	246,533
Tate & Lyle PLC—ADR	25,311	882,595
TreeHouse Foods, Inc.(a)(c)	8,120	411,278
Tyson Foods, Inc.—Class A	17,151	1,595,729
Unilever NV(b)	27,692	1,719,397
Unilever PLC—ADR(c)	28,861	1,823,438
Wilmar International Ltd.—ADR	19,270	528,962

		18,609,258

Food Services and Drinking Places—0.74%
Bidvest Group Ltd.—ADR	8,764	204,157
Brinker International, Inc.(c)	7,483	284,354
Chipotle Mexican Grill, Inc.(a)(c)	343	287,578
Compass Group PLC—ADR	32,522	823,132
Hyatt Hotels Corp.—Class A	2,079	150,000
McDonald’s Corp.	8,101	1,765,774
Starbucks Corp.	13,837	1,336,101
Yum! Brands, Inc.(c)	9,970	1,164,297

		6,015,393

Food, Beverage & Tobacco—0.05%
Simply Good Foods Co.(a)	14,535	430,672

Funds, Trusts, and Other Financial Vehicles—0.23%
HealthEquity, Inc.(a)	4,199	249,253
JPMorgan Chase & Co.	2,756	302,774
Magnolia Oil & Gas Corp.—Class A(a)(c)	3,592	36,674
NN Group NV—ADR	54,000	896,941
Principal Financial Group, Inc.	5,893	313,625
Wheelock & Co Ltd.—ADR(c)	1,767	102,680

		1,901,947

Furniture and Home Furnishings Stores—0.11%
RH(a)(c)	716	102,567
Ryohin Keikaku Co. Ltd.—ADR	5,964	206,056
Williams-Sonoma, Inc.(c)	8,901	585,686

		894,309

Furniture and Related Product Manufacturing—0.31%
Container Store Group, Inc.(a)	10,284	46,072
Ethan Allen Interiors, Inc.	15,642	269,042
Herman Miller, Inc.	11,001	465,122
HNI Corp.	5,258	163,997
Kimball International, Inc.—Class B	8,738	153,352

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
La-Z-Boy, Inc.(c)	8,024	$255,725
Masco Corp.	21,330	868,772
Steelcase, Inc.—Class A	17,689	274,710

		2,496,792

Gasoline Stations—0.02%
Delek US Holdings, Inc.(c)	5,555	181,926

General Merchandise Stores—1.36%
BJ’s Wholesale Club Holdings, Inc.(a)(c)	7,740	203,252
Colruyt SA—ADR	44,623	566,489
Costco Wholesale Corp.	6,184	1,822,796
Dollar General Corp.	6,094	951,212
Kering SA—ADR	11,662	566,423
Kohl’s Corp.(c)	11,776	556,534
Pan Pacific International Holdings Corp.—ADR	35,840	558,387
Target Corp.	15,127	1,619,194
Tesco PLC—ADR(c)	102,686	823,542
Wal-Mart de Mexico SAB de CV—ADR	7,832	221,176
Walmart, Inc.	28,119	3,212,878

		11,101,883

Health and Personal Care Stores—0.21%
Aspen Pharmacare Holdings Ltd.—ADR	3,388	17,448
Clicks Group Ltd.—ADR	4,902	128,236
OptimizeRx Corp.(a)	2,784	45,685
Tilly’s, Inc.—Class A(a)	12,743	136,478
Ulta Beauty, Inc.(a)(c)	1,832	435,521
Walgreens Boots Alliance, Inc.	18,705	957,510

		1,720,878

Heavy and Civil Engineering Construction—0.34%
Atlantia SpA—ADR	17,919	218,361
Great Lakes Dredge & Dock Corp.(a)	23,175	251,217
JGC Corp.—ADR	13,234	304,779
KBR, Inc.(c)	22,177	565,957
MasTec, Inc.(a)(c)	6,202	389,920
MYR Group, Inc.(a)	2,713	77,782
Sterling Constuction Co. Inc.(a)	11,878	132,915
Vinci SA—ADR	30,217	825,226

		2,766,157

Hospitals—0.31%
Community Health Systems, Inc.(a)(c)	27,548	68,595
HCA Healthcare, Inc.	10,003	1,202,360
Tenet Healthcare Corp.(a)	5,658	122,496
Universal Health Services, Inc.—Class B	7,867	1,137,410

		2,530,861

Insurance Carriers and Related Activities—6.70%
Admiral Group PLC—ADR	18,037	463,551
Aflac, Inc.	31,988	1,605,158
Ageas—ADR	29,810	1,599,307
AIA Group Ltd.—ADR	53,565	2,070,823
Allianz SE—ADR	134,634	2,961,949
Allstate Corp.	5,791	592,940

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
American International Group, Inc.	11,061	$575,614
American National Insurance Co.	2,204	251,410
Anthem, Inc.	6,278	1,641,823
Aon PLC(b)	2,140	416,979
Arch Capital Group Ltd.(a)(b)	21,495	849,053
Arthur J. Gallagher & Co.(c)	7,759	703,819
Assured Guaranty Ltd.(b)	16,492	701,735
Athene Holding Ltd.—Class A(a)(b)	10,054	390,698
Aviva PLC—ADR	122,832	1,052,670
Berkshire Hathaway, Inc.—Class B(a)	13,915	2,830,450
Centene Corp.(a)(c)	12,170	567,365
Chubb Ltd.(b)	1,010	157,843
Cigna Corp.	3,193	491,626
Cincinnati Financial Corp.	2,704	304,173
CNA Financial Corp.	6,747	317,986
CorVel Corp.(a)	1,806	152,119
Direct Line Insurance Group PLC—ADR(c)	44,947	613,976
Employers Holdings, Inc.	9,705	418,577
Erie Indemnity Co.—Class A(c)	1,237	271,286
Essent Group Ltd.(b)	4,461	216,359
Fanhua, Inc.—ADR(c)	8,853	241,244
FedNat Holding Co.(c)	2,735	33,449
First American Financial Corp.	9,892	578,187
Genworth Financial, Inc.—Class A(a)(c)	18,115	80,249
Gjensidige Forsikring ASA—ADR	74,066	1,431,696
Hannover Rueck SE—ADR(c)	11,459	915,689
Hanover Insurance Group, Inc.	3,855	513,293
Hartford Financial Services Group, Inc.	17,761	1,035,111
HCI Group, Inc.	893	34,800
Heritage Insurance Holdings, Inc.	4,060	53,227
Hilltop Holdings, Inc.	15,391	365,536
Humana, Inc.	925	261,969
Kemper Corp.	5,271	368,865
Lincoln National Corp.	7,423	392,528
Mercury General Corp.	7,103	380,011
MetLife, Inc.	31,762	1,407,057
MGIC Investment Corp.(c)	54,651	691,335
Molina Healthcare, Inc.(a)	4,681	609,841
MS&AD Insurance Group Holdings, Inc.—ADR	106,404	1,682,247
Muenchener Rueckversicherungs-Gesellschaft AG—ADR	82,682	1,980,234
National Western Life Group, Inc.—Class A	1,422	366,620
Old Republic International Corp.	51,909	1,212,594
Ping An Insurance Group Co. of China Ltd.—ADR	42,251	970,928
Progressive Corp.	16,332	1,237,966
Prudential Financial, Inc.	6,539	523,709
QBE Insurance Group Ltd.—ADR	93,011	787,803
Radian Group, Inc.	16,696	376,495
Reinsurance Group of America, Inc.(c)	2,552	392,931
Safety Insurance Group, Inc.	4,418	426,072
Sanlam Ltd.—ADR	10,202	96,766
SCOR SE—ADR(c)	78,973	309,772
Selective Insurance Group, Inc.	2,715	216,195
T&D Holdings, Inc.—ADR	187,474	894,251
Tokio Marine Holdings, Inc.—ADR	47,865	2,466,962
Topdanmark A/S—ADR	192,206	952,285

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Travelers Companies, Inc.(c)	7,558	$1,110,724
Triple-S Management Corp.—Class B(a)(b)	5,559	114,071
UnitedHealth Group, Inc.	6,926	1,620,684
Universal Insurance Holdings, Inc.	1,346	33,650
Voya Financial, Inc.	22,232	1,096,482
W.R. Berkley Corp.	19,106	1,361,303
Willis Towers Watson PLC(b)	3,428	678,641
Zurich Insurance Group AG—ADR	64,946	2,308,830

		54,831,591

Leather and Allied Product Manufacturing—0.29%
Deckers Outdoor Corp.(a)	2,009	296,227
Hermes International—ADR(c)	9,273	632,605
NIKE, Inc.—Class B	7,633	644,989
Rocky Brands, Inc.	2,773	80,805
Skechers U.S.A., Inc.—Class A(a)	14,708	465,655
Tapestry, Inc.	13,945	287,964

		2,408,245

Machinery Manufacturing—3.28%
Advantest Corp.—ADR	22,908	935,906
AGCO Corp.	11,923	824,118
Alamo Group, Inc.(c)	1,771	202,213
Applied Materials, Inc.	18,150	871,563
ASML Holding NV(b)	7,412	1,649,986
Atlas Copco AB—Class A—ADR	31,001	930,960
Atlas Copco AB—Class B—ADR	21,000	562,380
Avid Technology, Inc.(a)	17,223	128,484
Canon, Inc.—ADR	30,345	785,936
Caterpillar, Inc.	7,004	833,476
CECO Environmental Corp.(a)(c)	5,320	36,974
Columbus McKinnon Corp.	4,447	143,949
Cummins, Inc.	8,676	1,295,067
Daikin Industries Ltd.—ADR(c)	113,567	1,402,553
Deere & Co.(c)	6,471	1,002,422
Fabrinet(a)(b)	7,096	358,277
FANUC Corp.—ADR(c)	45,093	776,952
FMC Corp.	7,356	635,043
FUJIFILM Holdings Corp.—ADR	31,244	1,336,617
Gates Industrial Corp. PLC(a)(b)	31,756	276,277
Glaukos Corp.(a)(c)	3,143	202,126
Husqvarna AB—ADR	18,656	289,168
II-VI, Inc.(a)(c)	4,460	167,295
Ingersoll-Rand PLC(b)	7,859	951,646
ITT, Inc.	10,941	622,762
Kennametal, Inc.	13,621	407,132
KLA Corp.	4,181	618,370
Komatsu Ltd.—ADR	39,398	831,298
Kone OYJ—Class B—ADR	19,098	552,410
Konica Minolta, Inc.—ADR	42,231	598,836
Lam Research Corp.	5,469	1,151,279
Makita Corp.—ADR	14,451	422,836
Metso OYJ—ADR	31,385	292,979
Nikon Corp.—ADR	22,295	273,114
Novanta, Inc.(a)(b)	869	65,175

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Rheinmetall AG—ADR	10,850	$257,145
Ricoh Co Ltd.—ADR	60,991	565,996
Sandvik AB—ADR	57,723	828,325
Sharp Corp.—ADR	105,769	265,480
SMC Corp.—ADR	62,125	1,166,957
Solaris Oilfield Infrastructure, Inc.—Class A(c)	7,968	109,560
Techtronic Industries Co. Ltd.—ADR	14,891	510,463
THK Co. Ltd.—ADR(c)	48,167	555,125
Weichai Power Co. Ltd.—ADR	15,247	184,946

		26,879,576

Management of Companies and Enterprises—0.75%
American Equity Invesment Life Holding Co.	1,669	35,967
American Express Co.	13,051	1,570,948
Asahi Kasei Corp.—ADR(c)	25,605	459,866
Atlantic Capital Bancshares, Inc.(a)	4,865	79,300
BOC Hong Kong Holdings Ltd.—ADR	14,504	979,745
Goldman Sachs Group, Inc.(c)	1,583	322,790
Hancock Whitney Corp.	8,765	307,739
Jardine Strategic Holdings Ltd.—ADR	156	2,456
Kitov Pharma Ltd.—ADR(a)	33,093	30,118
Legal & General Group PLC—ADR	67,842	909,083
LexinFintech Holdings Ltd.—ADR(a)	10,325	105,831
Morgan Stanley	25,564	1,060,650
PPDAI Group, Inc.—ADR	54,054	202,162
Univest Financial Corp.	4,180	105,796

		6,172,451

Materials—0.07%
Linde PLC(b)	2,681	506,467
Olympic Steel, Inc.	8,397	90,268

		596,735

Merchant Wholesalers, Durable Goods—1.50%
Advance Auto Parts, Inc.(c)	1,153	159,056
America’s Car-Mart, Inc.(a)	1,668	143,081
Arrow Electronics, Inc.(a)(c)	2,296	158,883
Astra International, Tbk PT—ADR	52,042	482,430
Avnet, Inc.	20,491	858,368
Commercial Vehicle Group, Inc.(a)	15,681	99,574
D’ieteren SA/NV—ADR	7,872	200,067
Dongfeng Motor Group Co. Ltd.—ADR	1,159	52,845
DXP Enterprises, Inc.(a)	2,496	80,995
Ferguson PLC—ADR(c)	103,514	756,687
Foundation Building Materials, Inc.(a)	9,650	165,305
Funko, Inc.—Class A(a)(c)	5,400	129,546
Geely Automobile Holdings Ltd.—ADR	11,393	349,423
Genuine Parts Co.(c)	1,741	157,195
Haverty Furniture Cos, Inc.	12,121	232,117
Henry Schein, Inc.(a)(c)	15,036	926,518
Hubbell, Inc.	3,530	462,924
Knowles Corp.(a)(c)	13,360	270,941
Marubeni Corp.—ADR	3,853	247,151
Mitsui & Co. Ltd.—ADR	3,165	992,227

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
MSC Industrial Direct Co, Inc.—Class A(c)	5,175	$349,933
Paycom Software, Inc.(a)(c)	2,095	524,001
Reliance Steel & Aluminum Co.	9,772	950,132
Safran SA—ADR	6,706	243,160
Schnitzer Steel Industries, Inc.—Class A(c)	13,002	287,864
Sims Metal Management Ltd.—ADR	22,463	173,077
Spectrum Brands Holdings, Inc.(c)	12,019	671,502
Tactile Systems Technology, Inc.(a)(c)	1,920	96,845
Tech Data Corp.(a)	5,389	499,722
Unicharm Corp.—ADR	186,912	1,138,294
Warrior Met Coal, Inc.	9,061	189,375
Weibo Corp.—ADR(a)(c)	415	17,169
WESCO International, Inc.(a)	4,510	203,311

		12,269,718

Merchant Wholesalers, Nondurable Goods—1.27%
Acuity Brands, Inc.	4,069	510,293
AmerisourceBergen Corp.	3,433	282,433
Core-Mark Holding Co, Inc.	3,573	115,729
Foot Locker, Inc.(c)	11,253	407,246
Global Blood Therapeutics, Inc.(a)(c)	3,684	169,390
Hawkins, Inc.	2,534	112,383
ITOCHU Corp.—ADR	33,787	1,342,358
KOC Holding AS—ADR	7,744	115,540
Kunlun Energy Co. Ltd.—ADR	15,909	138,726
McKesson Corp.	6,210	858,657
Nu Skin Enterprises, Inc.—Class A	14,228	577,941
Orkla ASA—ADR(c)	87,465	796,063
Performance Food Group Co.(a)	13,743	643,035
PetIQ, Inc.(a)(c)	4,457	141,109
Shoe Carnival, Inc.(c)	6,315	194,123
Suntory Beverage & Food Ltd.—ADR	49,087	1,050,953
Sysco Corp.	20,714	1,539,672
Tiger Brands Ltd.—ADR	1,632	22,326
Universal Corp.	4,481	224,319
US Foods Holding Corp.(a)	21,276	860,614
Viking Therapeutics, Inc.(a)(c)	14,664	101,915
World Fuel Services Corp.(c)	5,099	195,802

		10,400,627

Mining (except Oil and Gas)—1.21%
Anglo American Platinum Ltd.—ADR(c)	17,119	173,758
Anglo American PLC—ADR	119,870	1,289,202
AngloGold Ashanti Ltd.—ADR	618	14,060
Arch Coal, Inc.—Class A(c)	2,639	202,042
BHP Group Ltd.—ADR(c)	30,690	1,508,720
BHP Group PLC—ADR	24,151	1,043,082
China Shenhua Energy Co. Ltd.—ADR	1,501	11,783
Cia de Minas Buenaventura SAA—ADR	52	792
Fortescue Metals Group Ltd.—ADR	36,281	393,649
Freeport-McMoRan, Inc.(c)	17,002	156,248
Glencore PLC—ADR	130,792	744,860
Impala Platinum Holdings Ltd.—ADR(a)(c)	17,394	100,885
Kumba Iron Ore Ltd.—ADR	16,275	140,779
Lynas Corp Ltd.—ADR(a)(c)	70,229	115,878

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Mechel PJSC—ADR(a)	24,445	$42,779
MMC Norilsk Nickel PJSC—ADR	11,399	278,364
Newcrest Mining Ltd.—ADR(c)	17,976	446,704
Peabody Energy Corp.	4,668	86,031
Rio Tinto PLC—ADR	36,828	1,862,759
Royal Gold, Inc.(c)	2,354	313,977
Sibanye Gold Ltd.—ADR(a)	8,915	50,281
Sumitomo Metal Mining Co. Ltd.—ADR	70,579	486,289
Vale SA—ADR(a)	23,587	259,457
Vedanta Ltd.—ADR(c)	18,514	145,520

		9,867,899

Miscellaneous Manufacturing—1.86%
Acushnet Holdings Corp.(c)	9,309	241,755
Ansell Ltd.—ADR	2,231	163,477
Apyx Medical Corp.(a)	11,073	78,729
Argenx SE—ADR(a)(c)	1,778	233,718
Baxter International, Inc.	7,281	640,364
BioTelemetry, Inc.(a)	4,677	185,443
Brady Corp.—Class A	9,214	434,993
Chow Tai Fook Jewellery Group Ltd.—ADR	36,031	301,219
Cie Financiere Richemont SA—ADR	100,157	773,212
Coloplast A/S—ADR	57,113	678,502
Conformis, Inc.(a)	22,396	47,927
CONMED Corp.	4,464	449,837
ConvaTec Group PLC—ADR	6,041	51,046
Cooper Cos., Inc.	3,575	1,107,356
CryoLife, Inc.(a)	5,020	134,536
CSW Industrials, Inc.	2,541	173,322
DENTSPLY SIRONA, Inc.	10,503	547,731
Edwards Lifesciences Corp.(a)	5,663	1,256,280
Getinge AB—ADR	19,513	268,694
Haemonetics Corp.(a)	3,986	532,251
Hill-Rom Holdings, Inc.	6,379	686,891
Inspire Medical Systems, Inc.(a)	1,655	115,039
Invacare Corp.	11,797	57,097
Matson, Inc.(c)	2,132	75,750
Merit Medical Systems, Inc.(a)	4,120	143,294
Nintendo Co., Ltd.—ADR(c)	37,469	1,770,409
NuVasive, Inc.(a)	944	59,963
Smith & Nephew PLC—ADR	19,947	956,658
STAAR Surgical Co.(a)(c)	2,391	71,993
STERIS PLC(b)	4,484	692,330
Stryker Corp.	6,260	1,381,333
Tandem Diabetes Care, Inc.(a)	2,994	216,855
Wright Medical Group NV(a)(b)(c)	8,083	168,531
Yamaha Corp.—ADR(c)	11,536	490,165

		15,186,700

Miscellaneous Store Retailers—0.12%
Etsy, Inc.(a)	5,504	290,556
GNC Holdings, Inc.—Class A(a)(c)	53,829	105,505
Sally Beauty Holdings, Inc.(a)(c)	20,072	245,481
Woolworths Holdings Ltd.(b)	86,745	318,354

		959,896

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Motion Picture and Sound Recording Industries—0.06%
Cinemark Holdings, Inc.(c)	4,164	$158,898
Vivendi SA—ADR	12,743	356,422

		515,320

Motor Vehicle and Parts Dealers—0.60%
Asbury Automotive Group, Inc.(a)(c)	3,337	314,679
Auto Trader Group PLC—ADR	262,353	415,830
AutoNation, Inc.(a)(c)	4,792	227,428
AutoZone, Inc.(a)	747	822,962
CarMax, Inc.(a)(c)	6,653	554,062
Group 1 Automotive, Inc.(c)	3,688	275,567
Lithia Motors, Inc.—Class A(c)	2,615	342,748
Malibu Boats, Inc.—Class A(a)	6,648	184,948
MarineMax, Inc.(a)	8,329	120,437
Murphy USA, Inc.(a)(c)	2,363	211,252
O’Reilly Automotive, Inc.(a)	1,480	567,965
Sonic Automotive, Inc.—Class A(c)	5,920	159,307
Tractor Supply Co.	6,659	678,419

		4,875,604

Nonmetallic Mineral Product Manufacturing—0.42%
AGC, Inc.—ADR(c)	65,832	373,925
Anhui Conch Cement Co. Ltd.—ADR	12,810	359,000
Caesarstone Ltd.(b)	4,885	73,226
CRH PLC—ADR(c)	16,933	569,287
GMS, Inc.(a)	7,811	230,112
HeidelbergCement AG—ADR	33,696	465,746
LafargeHolcim Ltd.—ADR	73,553	695,077
Loma Negra Cia Industrial Argentina SA—ADR(a)	18,843	90,446
Owens-Illinois, Inc.(c)	14,657	149,062
Semen Indonesia Persero Tbk PT—ADR	9,689	180,119
Wienerberger AG—ADR	50,197	222,875

		3,408,875

Nonstore Retailers—0.56%
Acorn International, Inc.—ADR(a)	8,464	136,694
Amazon.com, Inc.(a)	1,027	1,824,249
ASOS PLC—ADR(a)	474	13,760
Baozun, Inc.—ADR(a)(c)	2,722	124,559
Copart, Inc.(a)	6,760	509,636
eBay, Inc.	9,433	380,056
Insight Enterprises, Inc.(a)(c)	7,262	349,012
InterActiveCorp(a)	3,631	924,597
MonotaRO Co. Ltd.—ADR(c)	9,748	239,655
Sohu.com Ltd.—ADR(a)	1,203	13,149
Systemax, Inc.	1,800	36,126

		4,551,493

Nursing and Residential Care Facilities—0.10%
Brookdale Senior Living, Inc.(a)	21,853	178,758
Ensign Group, Inc.	6,704	334,529
National HealthCare Corp.	1,740	140,592
Omnicell, Inc.(a)(c)	2,707	194,363

		848,242

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Oil and Gas Extraction—1.46%
Akzo Nobel NV—ADR	7,209	$215,261
Berry Petroleum Corp.	8,338	66,621
Bonanza Creek Energy, Inc.(a)	5,602	126,381
Cabot Oil & Gas Corp.(c)	19,643	336,288
California Resources Corp.(a)(c)	10,875	106,466
Carrizo Oil & Gas, Inc.(a)(c)	10,652	88,305
Centrica PLC—ADR	5,324	18,102
Chesapeake Energy Corp.(a)(c)	349,149	502,775
Cimarex Energy Co.(c)	15,489	662,619
CNOOC Ltd.—ADR(c)	997	147,795
Denbury Resources, Inc.(a)(c)	71,534	77,257
Devon Energy Corp.(c)	26,211	576,380
Ecopetrol SA—ADR(c)	15,975	252,245
EOG Resources, Inc.	3,240	240,376
Extraction Oil & Gas, Inc.(a)(c)	20,955	84,449
Gazprom Neft PJSC—ADR	6,891	211,864
Gulfport Energy Corp.(a)(c)	47,149	113,158
Helmerich & Payne, Inc.(c)	3,949	148,443
HighPoint Resources Corp.(a)(c)	31,343	36,671
Laredo Petroleum, Inc.(a)	16,471	40,848
LUKOIL PJSC—ADR	12,047	974,361
Marathon Oil Corp.(c)	47,641	564,069
Montage Resources Corp.(a)	21,531	64,162
Northern Oil and Gas, Inc.(a)	27,583	50,753
Parsley Energy, Inc.—Class A	9,578	171,542
Petroleo Brasileiro SA—ADR(a)	6,602	89,457
Phillips 66	5,949	586,750
Pioneer Natural Resources Co.	1,769	218,330
Range Resources Corp.(c)	34,718	123,596
Repsol SA—ADR	2,001	28,974
SandRidge Energy, Inc.(a)	13,777	64,476
Santos Ltd.—ADR	36,803	174,078
Sasol Ltd.—ADR(c)	8,738	165,323
Southwestern Energy Co.(a)(c)	87,212	137,795
Surgutneftegas PJSC—ADR(c)	56,590	230,887
Tatneft PJSC—ADR	7,947	535,707
TOTAL SA—ADR	67,017	3,345,489
Woodside Petroleum Ltd.—ADR	4,297	91,956
WPX Energy, Inc.(a)	24,215	260,553
YPF SA—ADR(c)	2,548	21,811

		11,952,373

Other Information Services—0.67%
Alibaba Group Holding Ltd.—ADR(a)	12,871	2,252,812
Corindus Vascular Robotics, Inc.(a)	18,689	79,428
Facebook, Inc.—Class A(a)	9,542	1,771,663
j2 Global, Inc.(a)(c)	5,573	471,476
LiveRamp Holdings, Inc.(a)(c)	3,336	141,313
Phoenix New Media Ltd.—ADR(a)	2,999	9,087
Renren, Inc.—ADR(a)(c)	129,322	107,415
Travelzoo(a)	7,184	85,274
Twitter, Inc.(a)	10,631	453,412
YY, Inc.—ADR(a)(c)	2,503	143,046

		5,514,926

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Paper Manufacturing—0.45%
Astronics Corp.(a)	3,741	$102,915
Avid Bioservices, Inc.(a)	8,763	60,465
Domtar Corp.	20,086	661,834
International Paper Co.(c)	6,423	251,139
Kimberly-Clark Corp.	5,605	790,921
Nitto Denko Corp.—ADR(c)	25,729	594,597
Packaging Corp. of America(c)	1,535	154,390
Sonoco Products Co.(c)	10,867	621,592
Svenska Cellulosa AB SCA—ADR	28,803	247,274
Tredegar Corp.	4,538	78,462
Verso Corp.—Class A(a)	12,184	124,399

		3,687,988

Performing Arts, Spectator Sports, and Related Industries—0.11%
International Speedway Corp.—Class A	2,355	106,022
IRSA Propiedades Comerciales SA—ADR	2,564	26,281
Live Nation Entertainment, Inc.(a)(c)	11,595	805,968
MultiChoice Group—ADR(a)	52	450

		938,721

Personal and Laundry Services—0.06%
DHI Group, Inc.(a)	24,216	87,904
Park24 Co. Ltd.—ADR	13,780	284,970
Regis Corp.(a)(c)	7,026	113,610

		486,484

Petroleum and Coal Products Manufacturing—2.65%
BP PLC—ADR(c)	82,582	3,051,405
Chevron Corp.	29,941	3,524,655
ConocoPhillips	30,056	1,568,322
CVR Energy, Inc.	3,616	143,844
Eni SpA—ADR	20,740	626,348
Equinor ASA—ADR(c)	18,515	314,940
Exxon Mobil Corp.	52,135	3,570,205
Hess Corp.(c)	4,352	273,958
Murphy Oil Corp.(c)	30,984	564,838
OMV AG—ADR	10,283	525,461
Owens Corning	10,256	588,284
PBF Energy, Inc.—Class A	7,068	167,512
Royal Dutch Shell PLC—Class A—ADR(c)	66,227	3,682,222
Royal Dutch Shell PLC—Class B—ADR(c)	54,746	3,052,637

		21,654,631

Pipeline Transportation—0.12%
ENN Energy Holdings Ltd.—ADR(c)	13,530	606,279
Snam SpA—ADR	32,587	325,870
Transportadora de Gas del Sur SA—Class B—ADR	7,712	57,840

		989,989

Plastics and Rubber Products Manufacturing—0.31%
Advanced Drainage Systems, Inc.	1,164	36,538
Armstrong World Industries, Inc.	1,634	155,998
Berry Global Group, Inc.(a)	6,994	273,745
Bridgestone Corp.—ADR	72,006	1,357,889

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Carlisle Cos, Inc.	4,694	$680,442
UFP Technologies, Inc.(a)	968	40,443

		2,545,055

Postal Service—0.05%
Deutsche Post AG—ADR	5,783	189,798
Royal Mail PLC—ADR	44,550	221,859

		411,657

Primary Metal Manufacturing—0.84%
AK Steel Holding Corp.(a)(c)	69,266	149,615
Alcoa Corp.(a)(c)	10,085	180,824
Allegheny Technologies, Inc.(a)(c)	17,620	349,228
APERAM SA(b)(c)	10,881	258,424
ArcelorMittal(b)(c)	21,624	310,737
Arconic, Inc.	28,866	745,898
Atkore International Group, Inc.(a)	9,465	274,579
Carpenter Technology Corp.	9,332	453,908
Cia Siderurgica Nacional SA—ADR(c)	40,738	138,917
Commercial Metals Co.(c)	10,936	171,367
Gibraltar Industries, Inc.(a)	891	35,881
Grupo Simec SAB de CV—ADR(a)	984	9,437
Kaiser Aluminum Corp.	1,959	173,234
Kubota Corp.—ADR	10,755	765,864
Nippon Steel Corp.—ADR	41,355	591,790
Nucor Corp.	19,561	958,097
Ossen Innovation Co. Ltd.—ADR(a)	2,859	11,579
POSCO—ADR	3,372	147,087
Ryerson Holding Corp.(a)	13,491	92,683
Steel Dynamics, Inc.	16,044	433,188
SunCoke Energy, Inc.(a)	12,530	78,187
Ternium SA—ADR(c)	8,291	146,419
United States Steel Corp.(c)	31,089	344,155
Usinas Siderurgicas de Minas Gerais SA Usiminas—ADR	16,982	31,587

		6,852,685

Printing and Related Support Activities—0.22%
Centennial Resource Development, Inc.—Class A(a)(c)	88,423	426,199
Dai Nippon Printing Co. Ltd.—ADR	23,314	251,931
Ennis, Inc.(c)	21,646	435,301
Toppan Printing Co. Ltd.—ADR	83,453	656,358

		1,769,789

Professional, Scientific, and Technical Services—4.20%
58.com, Inc.—ADR(a)(c)	3,402	182,994
Accenture PLC—Class A(b)	5,815	1,152,359
AirNet Technology, Inc.—ADR(a)	417	388
Alexion Pharmaceuticals, Inc.(a)	10,727	1,080,853
Alteryx, Inc.—Class A(a)	3,834	546,153
Amdocs Ltd.(b)	8,609	557,347
AMN Healthcare Services, Inc.(a)	2,470	144,248
Arrowhead Pharmaceuticals, Inc.(a)(c)	8,904	304,250
Atos SE—ADR(c)	12,749	192,255
Booz Allen Hamilton Holding Corp.	15,799	1,192,983
CACI International, Inc.—Class A(a)	4,410	980,299

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Cadence Design System, Inc.(a)	14,521	$994,398
CDW Corp.	11,871	1,371,101
Celgene Corp.(a)	16,271	1,575,033
Cerner Corp.(c)	6,375	439,301
CGG SA—ADR(a)	3,074	6,286
Charles River Labratories International, Inc.(a)	2,398	314,618
Ciena Corp.(a)	14,339	586,895
Codexis, Inc.(a)	3,768	52,865
Cognizant Technology Solutions Corp.—Class A	6,916	424,573
Collectors Universe, Inc.	2,014	52,203
Computer Programs & Systems, Inc.	3,536	74,786
Exact Sciences Corp.(a)(c)	3,497	416,912
Exelixis, Inc.(a)	34,624	687,286
Fate Therapeutics, Inc.(a)	5,820	94,982
FTI Consulting, Inc.(a)	5,142	556,056
Galapagos NV—ADR(a)(c)	2,201	370,142
Genpact Ltd.(b)	21,961	899,523
Gravity Co. Ltd.—ADR(a)	10,048	301,239
HealthStream, Inc.(a)	3,023	76,391
Heidrick & Struggles International, Inc.	3,962	105,191
Hennes & Mauritz AB—ADR(c)	251,360	945,114
Imperial Holdings Ltd.—ADR	25,076	87,420
Incyte Corp. Ltd.(a)	5,417	443,219
Industria de Diseno Textil SA—ADR	22,076	339,308
Infosys Ltd.—ADR(c)	43,791	503,159
Insperity, Inc.	2,030	201,092
Intelligent Systems Corp.(a)	2,325	122,969
ITE Group PLC—ADR	10,423	35,438
Jacobs Engineering Group, Inc.	10,704	951,158
Juniper Networks, Inc.	25,600	592,896
Leidos Holdings, Inc.	17,165	1,499,534
Liberty Media Corp-Liberty Braves—Class C(a)	3,855	105,858
LPL Financial Holdings, Inc.	14,162	1,061,442
Materialise NV—ADR(a)(c)	10,615	208,691
MAXIMUS, Inc.	5,943	457,254
Midatech Pharma PLC—ADR(a)	17,850	22,134
Mitie Group PLC—ADR	10,272	72,674
MorphoSys AG—ADR(a)	2,855	84,165
Naspers Ltd.—ADR	19,608	887,262
National Research Corp.	1,195	76,516
NeoGenomics, Inc.(a)(c)	8,835	220,698
NetEase, Inc.—ADR(c)	2,554	651,270
NextGen Healthcare, Inc.(a)	8,300	117,943
NIC, Inc.	5,402	112,470
Nice Ltd.—ADR	2,581	395,538
NuCana PLC—ADR(a)(c)	1,394	12,658
Okta, Inc.(a)	4,027	509,416
Omnicom Group, Inc.(c)	12,710	966,723
Perficient, Inc.(a)	17,637	649,747
Pfenex, Inc.(a)	5,876	43,189
Resources Connection, Inc.	10,887	180,180
Santen Pharmaceutical Co. Ltd.—ADR(c)	36,994	657,753
Sea Ltd.—ADR(a)(c)	8,479	272,345
ServiceNow, Inc.(a)(c)	2,862	749,386

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
SPS Commerce, Inc.(a)	4,678	$236,426
Summit Therapeutics PLC—ADR(a)	3,313	4,439
Sykes Enterprises, Inc.(a)	5,080	147,320
SYNNEX Corp.	4,355	364,993
Telia Co. AB—ADR	84,564	735,707
Trade Desk, Inc.—Class A(a)(c)	1,382	339,654
TTEC Holdings, Inc.	3,384	158,743
Unisys Corp.(a)(c)	15,795	103,299
Vericel Corp.(a)(c)	6,292	104,070
Verint Systems, Inc.(a)(c)	9,457	503,964
VMware, Inc.—Class A(a)	3,101	438,605
VTech Holdings Ltd.—ADR	19,571	155,883
Wipro Ltd.—ADR	90,853	347,058
Zealand Pharma A/S—ADR(a)(c)	13,995	268,564
Zscaler, Inc.(a)(c)	7,235	497,334

		34,376,588

Publishing Industries (except Internet)—3.57%
Activision Blizzard, Inc.	17,200	870,320
Appfolio, Inc.—Class A(a)(c)	2,927	289,100
Avalara, Inc.(a)	5,287	445,906
Changyou.com Ltd.—ADR(a)(c)	15,404	88,419
Coupa Software, Inc.(a)	1,958	272,025
CSG Systems International, Inc.(c)	5,212	280,823
DXC Technology Co.	9,782	324,958
EPAM Systems, Inc.(a)	5,948	1,138,031
EW Scripps Co.—Class A	11,939	147,566
F5 Networks, Inc.(a)	5,481	705,569
Gannett Co., Inc.	8,773	92,292
Ideanomics, Inc.(a)	23,761	38,018
Inseego Corp.(a)(c)	11,751	52,174
Intuit, Inc.	3,018	870,270
Konami Holdings Corp.—ADR	13,812	625,891
Manhattan Associates, Inc.(a)	4,865	401,995
Meredith Corp.(c)	6,101	267,102
Microsoft Corp.	75,369	10,390,371
MiX Telematics Ltd.—ADR	7,087	100,068
Momo, Inc.—ADR(a)(c)	1,043	38,362
MSCI, Inc.	5,321	1,248,465
New York Times Co.—Class A(c)	31,304	914,076
News Corp.—Class B(c)	23,649	334,870
Nuance Communications, Inc.(a)	25,167	423,057
Opera Ltd.—ADR(a)	3,063	41,687
Oracle Corp.	47,918	2,494,611
Promotora de Informaciones SA—ADR(a)	11,910	16,019
RELX PLC—ADR(c)	22,434	539,538
Sage Group PLC—ADR	19,524	664,206
Scholastic Corp.	3,093	108,472
Synopsys, Inc.(a)	14,601	2,070,568
TEGNA, Inc.(c)	22,590	323,263
Temenos AG—ADR	2,242	376,723
Trend Micro, Inc.—ADR(c)	7,204	348,566
Twilio, Inc.—Class A(a)(c)	2,519	328,654
Veeva Systems, Inc.—Class A(a)	6,850	1,098,603
Vipshop Holdings Ltd.—ADR(a)	11,988	100,340

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Wolters Kluwer NV—ADR	5,051	$362,561

		29,233,539

Rail Transportation—0.53%
CSX Corp.	2,409	161,451
East Japan Railway Co.—ADR	101,518	1,603,781
Norfolk Southern Corp.	3,773	656,691
Union Pacific Corp.	4,431	717,645
West Japan Railway Co.—ADR	13,915	1,152,579

		4,292,147

Real Estate—0.32%
BrasilAgro—Co Brasileira de Propriedades Agricolas—ADR	12,262	48,258
CBRE Group, Inc.—Class A(a)	18,674	976,090
China Overseas Land & Investment Ltd.—ADR	8,720	138,000
Hang Lung Properties Ltd.—ADR(c)	4,069	45,939
Henderson Land Development Co. Ltd.—ADR	34,064	154,313
Marcus & Millichap, Inc.(a)(c)	1,216	43,873
Mitsubishi Estate Co. Ltd.—ADR	54,764	1,045,993
Rightmove PLC—ADR	12,366	160,387

		2,612,853

Rental and Leasing Services—0.68%
Aircastle Ltd.(b)	20,661	451,443
Brambles Ltd.—ADR	45,830	692,491
Fly Leasing Ltd.—ADR(a)	21,811	451,051
Localiza Rent a Car SA—ADR	4,138	47,339
Navient Corp.	33,453	426,191
ORIX Corp.—ADR	25,924	1,914,748
Rent-A-Center, Inc.(a)	7,441	189,969
Synchrony Financial	32,887	1,054,028
Triton International Ltd.(b)(c)	10,189	327,576

		5,554,836

Repair and Maintenance—0.01%
Conn’s, Inc.(a)	4,916	99,107

Retailing—0.03%
Jumei International Holding Ltd.—ADR(a)	89,558	170,160
Pinduoduo, Inc.—ADR(a)	2,769	90,740

		260,900

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—1.55%
Allegion PLC(b)(c)	5,402	520,051
Artisan Partners Asset Management, Inc.—Class A	5,756	153,340
BB Seguridade Participacoes SA—ADR(c)	18,575	148,600
CME Group, Inc.	3,004	652,739
Cowen, Inc.—Class A(a)(c)	19,860	310,015
Daiwa Securities Group, Inc.—ADR(c)	96,847	420,316
Delek Group Ltd.—ADR	23,324	337,032
Deutsche Boerse AG—ADR	50,583	740,535
First Pacific Co. Ltd.—ADR	330,256	654,072
Four Seasons Education Cayman, Inc.—ADR(a)	5,798	13,277
Franklin Resources, Inc.(c)	35,146	923,637
GDS Holdings Ltd.—ADR(a)(c)	2,033	82,011
Genting Bhd—ADR	15,121	107,866

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Hexindai, Inc.—ADR(a)	193	$367
Hong Kong Exchanges & Clearing Ltd.—ADR	44,291	1,357,077
Huami Corp.—ADR(a)	9,440	93,550
Legg Mason, Inc.	11,224	412,931
Leju Holdings Ltd.—ADR(a)	35,863	60,608
MarketAxess Holdings, Inc.(c)	1,318	524,063
Mediobanca Banca di Credito Finanziario SpA—ADR(c)	86,657	860,504
National General Holdings Corp.	10,390	244,996
Noah Holdings Ltd.—ADR(a)	14	420
Oppenheimer Holdings, Inc.—Class A	14,137	392,443
Piper Jaffray Cos.(c)	2,487	180,954
Qudian, Inc.—ADR(a)	8,055	64,359
Raymond James Financial, Inc.	7,528	591,023
RISE Education Cayman Ltd.—ADR(a)(c)	9,517	78,801
Secoo Holding Ltd.—ADR(a)	4,316	32,284
Singapore Exchange Ltd.—ADR	9,230	814,778
Stifel Financial Corp.(c)	14,301	763,959
Syneos Health, Inc.(a)(c)	4,760	250,043
TD Ameritrade Holding Corp.	3,591	159,476
TechnoPro Holdings, Inc.—ADR	21,432	246,254
Waddell & Reed Financial, Inc.—Class A(c)	17,622	284,948
WesBanco, Inc.	1,085	37,129
WH Group Ltd.—ADR	1,439	22,952
Yum China Holdings, Inc.	3,462	157,279

		12,694,689

Software & Services—0.12%
Cheetah Mobile, Inc.—ADR(a)(c)	25,466	100,591
Endava PLC—ADR(a)	3,154	118,559
I3 Verticals, Inc.—Class A(a)	3,065	69,330
Smartsheet, Inc.—Class A(a)	7,366	357,987
Switch, Inc.—Class A(c)	18,891	309,813

		956,280

Specialty Trade Contractors—0.27%
Comfort Systems USA, Inc.	5,950	230,027
EMCOR Group, Inc.	7,885	689,464
Legrand SA—ADR(c)	11,695	165,157
Quanta Services, Inc.	32,788	1,111,513

		2,196,161

Sporting Goods, Hobby, Musical Instrument, and Book Stores—0.08%
Barnes & Noble Education, Inc.(a)	36,605	142,760
Dick’s Sporting Goods, Inc.(c)	13,748	467,982
Sportsman’s Warehouse Holdings, Inc.(a)	10,811	45,622

		656,364

Support Activities for Agriculture and Forestry—0.00%
VEON Ltd.—ADR	8,600	22,446

Support Activities for Mining—0.64%
Antero Resources Corp.(a)(c)	204,443	648,084
C&J Energy Services, Inc.(a)	8,404	80,342
Callon Petroleum Co.(a)(c)	23,347	95,956
Cleveland-Cliffs, Inc.(c)	31,604	250,936
Gazprom PJSC—ADR	136,672	941,670

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Inpex Corp.—ADR(c)	43,746	$374,028
Keane Group, Inc.(a)(c)	15,334	81,270
Liberty Oilfield Services, Inc.—Class A	3,215	34,626
Mammoth Energy Services, Inc.(a)(c)	14,373	52,318
ONE Gas, Inc.	3,633	332,819
Pampa Energia SA—ADR(a)	2,636	34,215
Patterson-UTI Energy, Inc.	55,530	480,335
Penn Virginia Corp.(a)	1,516	43,206
PGS ASA—ADR(a)	29,132	34,230
ProPetro Holding Corp.(a)	12,243	130,388
Smart Sand, Inc.(a)(c)	44,319	105,036
South32 Ltd.—ADR	62,980	555,484
Tullow Oil PLC—ADR	50,158	62,196
W&T Offshore, Inc.(a)(c)	29,414	128,833
Wesfarmers Ltd.—ADR(c)	56,359	758,029

		5,224,001

Support Activities for Transportation—0.19%
CH Robinson Worldwide, Inc.(c)	3,006	253,977
GATX Corp.	500	37,110
Grupo Aeroportuario del Centro Norte SAB de CV—ADR	2,770	129,581
Grupo Aeroportuario del Pacifico SAB de CV—ADR	703	66,862
Hub Group, Inc.—Class A(a)	7,204	310,204
Japan Airlines Co. Ltd.—ADR(c)	39,902	621,274
Teekay Tankers Ltd.—Class A(b)	61,692	68,478
Tuniu Corp.—ADR(a)	13,839	42,901

		1,530,387

Technology Hardware & Equipment—0.17%
Ubiquiti, Inc.(c)	3,015	333,188
Xerox Holdings Corp.	35,300	1,023,347

		1,356,535

Telecommunications—3.89%
Acacia Communications, Inc.(a)	1,719	108,383
Advanced Info Service PCL—ADR	704	5,350
Altice USA, Inc.—Class A(a)	29,873	862,732
America Movil SAB de CV—Class A—ADR	1,192	17,224
America Movil SAB de CV—Class L—ADR(c)	12,341	180,425
AT&T, Inc.	88,737	3,128,867
ATN International, Inc.	691	39,263
Autohome, Inc.—ADR(a)(c)	1,691	147,388
CenturyLink, Inc.(c)	41,048	467,126
China Mobile Ltd.—ADR	11,545	476,924
China Telecom Corp. Ltd.—ADR(c)	11,449	511,427
China Unicom Hong Kong Ltd.—ADR	13,336	132,560
Chorus Ltd.—ADR	11,119	173,901
Chunghwa Telecom Co. Ltd.—ADR	7,640	263,580
Deutsche Telekom AG—ADR	35,479	590,512
Fluent, Inc.(a)	37,325	111,229
GCI Liberty, Inc.—Class A(a)	17,676	1,100,154
Hellenic Telecommunications Organization SA—ADR	22,389	145,394
Hong Kong Television Network Ltd.—ADR(a)	19,710	172,660
IDT Corp.—Class B	8,121	71,627
Iridium Communications, Inc.(a)	3,838	92,803

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
JD.com, Inc.—ADR(a)	22,501	$686,281
KDDI Corp.—ADR(c)	89,899	1,195,657
Koninklijke KPN NV—ADR(c)	195,901	627,373
Magyar Telekom Telecommunications PLC—ADR	26,554	177,938
Mobile TeleSystems PJSC—ADR	45,704	367,003
MTN Group Ltd.—ADR	55,655	376,228
Nippon Telegraph & Telephone Corp.—ADR	17,409	834,413
Orange SA—ADR	27,044	410,798
Partner Communications Co. Ltd.—ADR(a)	24,328	106,800
PCCW Ltd.—ADR	76,939	417,779
PLDT, Inc.—ADR	8,053	178,696
Rostelecom PJSC—ADR	41,777	311,656
SK Telecom Co. Ltd.—ADR	12,340	270,246
SoftBank Group Corp.—ADR(c)	85,651	1,939,995
Spark New Zealand Ltd.—ADR	2,115	29,174
Sprint Corp.(a)	117,598	798,490
Swisscom AG—ADR	9,515	475,465
Telecom Argentina SA—ADR	1,653	14,778
Telefonica SA—ADR	194,093	1,339,242
Telekomunikasi Indonesia Persero Tbk PT—ADR(c)	24,042	755,400
Telenor ASA—ADR	47,270	973,667
Telephone & Data Systems, Inc.	38,263	964,228
Telstra Corp. Ltd.—ADR	34,532	427,161
Tencent Holdings Ltd.—ADR	53,690	2,215,786
T-Mobile US, Inc.(a)	18,893	1,474,599
Turkcell Iletisim Hizmetleri AS—ADR	29,257	163,839
United States Cellular Corp.(a)	22,649	815,138
Verizon Communications, Inc.	69,765	4,057,533
Vodacom Group Ltd.—ADR	8,358	63,604
Vodafone Group PLC—ADR	24,031	452,263
XL Axiata Tbk PT—ADR(a)	26,727	126,245

		31,847,004

Textile Mills—0.10%
Albany International Corp.—Class A	1,759	144,625
Toray Industries, Inc.—ADR(c)	47,065	666,911

		811,536

Transit and Ground Passenger Transportation—0.19%
Central Japan Railway Co.—ADR	80,351	1,581,308

Transportation Equipment Manufacturing—2.98%
Airbus SE—ADR	24,451	841,602
Aisin Seiki Co. Ltd.—ADR	13,207	391,455
Allison Transmission Holdings, Inc.	15,596	692,931
BorgWarner, Inc.	17,265	563,357
Brilliance China Automotive Holdings Ltd.—ADR	3,034	31,903
Dana, Inc.	15,332	195,176
Denso Corp.—ADR	37,311	780,920
Ford Motor Co.	63,456	581,892
Ford Otomotiv Sanayi AS—ADR	2,802	141,697
Fox Factory Holding Corp.(a)(c)	1,830	131,833
General Motors Co.	33,857	1,255,756
Gentex Corp.(c)	27,402	728,893
Great Wall Motor Co. Ltd.—ADR	36,116	224,642

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
HEICO Corp.(c)	3,330	$481,751
HEICO Corp.—Class A	4,205	464,064
Honda Motor Co. Ltd.—ADR	24,990	591,263
Honeywell International, Inc.	6,918	1,138,841
Isuzu Motors Ltd.—ADR	31,571	338,283
Kawasaki Heavy Industries Ltd.—ADR	32,617	252,782
Lear Corp.	3,894	437,140
Leonardo SpA—ADR	66,362	402,154
Lockheed Martin Corp.	1,881	722,511
MasterCraft Boat Holdings, Inc.(a)	6,342	96,081
Mazda Motor Corp.—ADR(c)	62,710	258,992
Meritor, Inc.(a)	10,178	171,194
Miller Industries, Inc.	6,639	207,734
Modine Manufacturing Co.(a)	8,615	87,959
Moog, Inc.—Class A	3,379	274,544
MTU Aero Engines AG—ADR(c)	3,302	449,072
Navistar International Corp.(a)	5,528	127,144
Oshkosh Corp.	11,755	826,024
PACCAR, Inc.(c)	15,789	1,035,127
Peugeot SA—ADR	24,941	558,678
Shimano, Inc.—ADR(c)	54,385	779,337
Subaru Corp.—ADR(c)	27,324	364,229
Suzuki Motor Corp.—ADR	3,042	470,391
Tata Motors Ltd.—ADR(a)(c)	17,742	145,839
Thor Industries, Inc.(c)	3,398	156,002
Toyota Industries Corp.—ADR	10,515	577,852
Toyota Motor Corp.—ADR	32,323	4,222,354
Trinity Industries, Inc.(c)	9,138	159,641
Volkswagen AG—ADR(c)	27,544	447,590
Volvo AB—ADR	99,201	1,366,990
Winnebago Industries, Inc.(c)	7,015	224,620

		24,398,240

Truck Transportation—0.27%
ArcBest Corp.(c)	3,701	109,587
DSV A/S—ADR	12,115	600,177
Knight-Swift Transportation Holdings, Inc.(c)	14,889	508,310
Landstar System, Inc.	5,974	666,221
U.S. Xpress Enterprises, Inc.—Class A(a)	11,592	48,686
Werner Enterprises, Inc.(c)	9,454	308,957

		2,241,938

Utilities—3.25%
AES Corp.	63,929	980,032
AGL Energy Ltd.—ADR	41,452	527,062
Ameren Corp.	13,049	1,006,730
American Electric Power Co., Inc.	7,977	727,104
Atlantic Power Corp.(a)(b)	34,208	78,336
Black Hills Corp.	8,959	687,245
Central Puerto SA—ADR	5,948	16,535
Cia de Saneamento Basico do Estado de Sao Paulo—ADR(a)	7,818	96,787
Cia Energetica de Minas Gerais—ADR	2,338	9,822
Cia Paranaense de Energia—ADR	10,345	140,278
CLP Holdings Ltd.—ADR	59,967	615,261
Consolidated Edison, Inc.	6,615	588,074

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
DTE Energy Co.(c)	5,849	$758,381
Électricité de France SA—ADR	58,585	140,018
Empresa Distribuidora Y Comercializadora Norte—ADR(a)	5,315	27,957
Enel Chile SA—ADR	51,072	217,056
Enel SpA—ADR	284,839	2,052,264
Engie SA—ADR	79,519	1,203,122
EQT Corp.	26,948	274,061
Eversource Energy	10,215	818,528
Exelon Corp.	11,769	556,203
FirstEnergy Corp.	10,339	475,594
Genie Energy Ltd.—Class B(c)	19,304	138,217
Hawaiian Electric Industries, Inc.	26,729	1,186,768
Hong Kong & China Gas Co. Ltd.—ADR	600,971	1,165,884
Iberdrola SA—ADR	39,128	1,614,813
National Fuel Gas Co.	5,048	235,944
NorthWestern Corp.	9,794	709,477
NRG Energy, Inc.	27,166	988,842
Otter Tail Corp.	5,844	295,823
PG&E Corp.(a)	14,740	154,033
Pinnacle West Capital Corp.	9,771	931,274
Portland General Electric Co.	14,427	820,752
Power Assets Holdings Ltd.—ADR	14,879	99,094
PPL Corp.(c)	27,967	826,425
Siemens AG—ADR	574	28,648
Southern Co.	31,449	1,832,219
Spire, Inc.	3,353	284,670
Suez—ADR(c)	79,924	616,214
TerraForm Power, Inc.—Class A	11,477	194,650
Tokyo Gas Co. Ltd.—ADR	46,804	585,284
UGI Corp.	3,215	156,474
United Utilities Group PLC—ADR(c)	6,378	126,986
Unitil Corp.	3,864	233,270
Veolia Environnement SA—ADR	25,797	617,580
Vistra Energy Corp.(c)	22,122	551,944
Xcel Energy, Inc.	2,531	162,541

		26,554,276

Waste Management and Remediation Services—0.24%
Audentes Therapeutics, Inc.(a)	4,535	141,039
Republic Sevices, Inc.	8,063	719,623
Waste Management, Inc.	9,514	1,135,495

		1,996,157

Water Transportation—0.27%
Carnival Corp.(b)(c)	4,619	203,606
Norwegian Cruise Line Holdings Ltd.(a)(b)	23,734	1,204,500
Royal Caribbean Cruises Ltd.(b)	7,970	831,112

		2,239,218

Wholesale Electronic Markets and Agents and Brokers—0.09%
KAR Auction Services, Inc.(c)	26,574	705,805

Wood Product Manufacturing—0.09%
American Woodmark Corp.(a)	1,711	140,935
Louisiana-Pacific Corp.(c)	9,623	231,337

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Universal Forest Products, Inc.	9,103	$355,927

		728,199

Total Common Stocks (Cost $735,936,977)		775,110,275

Preferred Stocks—0.46%
Administration of Economic Programs—0.01%
Centrais Electricas Brasileiras SA—ADR	6,409	72,938

Air Transportation—0.00%
Gol Linhas Aereas Inteligentes SA—ADR(a)	1,419	22,803

Credit Intermediation and Related Activities—0.17%
Banco Bradesco SA—ADR(a)(c)	33,111	264,557
Bancolombia SA—ADR(c)	11,293	562,392
Itau Unibanco Holding SA—ADR	64,290	529,750

		1,356,699

Food and Beverage Stores—0.00%
Cia Brasileira de Distribuicao—ADR	1,207	25,516

Management of Companies and Enterprises—0.01%
Azul SA—ADR(a)	1,229	43,162

Merchant Wholesalers, Durable Goods—0.04%
Porsche Automobil Holding SE—ADR(c)	54,309	339,431

Oil and Gas Extraction—0.06%
Petroleo Brasileiro SA—ADR(a)	18,070	220,996
Surgutneftegas PJSC—ADR	56,580	269,038

		490,034

Primary Metal Manufacturing—0.01%
Gerdau SA—ADR(c)	28,654	87,395

Telecommunications—0.03%
Telefonica Brasil SA—ADR(a)(c)	20,911	271,007

Transportation Equipment Manufacturing—0.11%
Volkswagen AG—ADR(c)	54,054	864,323

Utilities—0.02%
Cia Energetica de Minas Gerais—ADR	4,499	15,971
Cia Paranaense de Energia—ADR	11,700	149,292

		165,263

Total Preferred Stocks (Cost $3,876,283)		3,738,571

Exchange-Traded Funds—1.01%
iShares MSCI EAFE ETF	45,532	2,878,078
iShares Russell 1000 ETF	24,412	3,963,532
iShares Russell 2000 ETF(c)	6,310	939,180
Vanguard FTSE Emerging Markets ETF	11,502	464,681

Total Exchange-Traded Funds (Cost $7,405,438)		8,245,471

Real Estate Investment Trusts—3.26%
Accomodation—0.14%
Host Hotels & Resorts, Inc.(c)	27,482	440,811
Sunstone Hotel Investors, Inc.	27,930	367,000
Xenia Hotels & Resorts, Inc.(c)	18,696	377,847

		1,185,658

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
Administrative and Support Services—0.08%
CoreCivic, Inc.	2,167	$36,731
Ladder Capital Corp.	36,312	609,315

		646,046

Broadcasting (except Internet)—0.01%
Ryman Hospitality Properties, Inc.	1,259	100,292

Construction of Buildings—0.00%
Gafisa SA—ADR	140	368

Credit Intermediation and Related Activities—0.04%
Cherry Hill Mortgage Investment Corp.	2,834	34,093
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(c)	10,769	297,547

		331,640

Data Processing, Hosting, and Related Services—0.04%
Global Medical REIT, Inc.	28,766	314,412

Funds, Trusts, and Other Financial Vehicles—1.20%
Apollo Commercial Real Estate Finance, Inc.(c)	56,872	1,054,976
AvalonBay Communities, Inc.	1,838	390,685
Chesapeake Lodging Trust(c)	21,350	549,763
Cyrela Brazil Realty SA Empreendimentos e Participacoes—ADR	9,201	55,574
DiamondRock Hospitality Co.(c)	11,473	108,649
Franklin Street Properties Corp.	13,935	105,488
Gladstone Commercial Corp.	5,437	123,257
HCP, Inc.	22,705	788,091
Hospitality Properties Trust(c)	20,065	484,369
iStar, Inc.(c)	22,628	289,638
Kimco Realty Corp.(c)	36,717	674,858
Lexington Realty Trust	102,101	1,060,830
LTC Properties, Inc.	7,831	382,153
Mack-Cali Realty Corp.	10,141	206,572
Medical Properties Trust, Inc.	55,348	1,028,919
National Retail Properties, Inc.	2,846	159,803
Omega Healthcare Investors, Inc.(c)	15,806	642,988
PS Business Parks, Inc.	746	133,989
Realty Income Corp.(c)	2,143	158,175
SITE Centers Corp.(c)	31,611	438,128
Spirit Realty Capital, Inc.(c)	12,551	601,695
Weingarten Realty Investors	5,769	152,821
Western Asset Mortgage Capital Corp.	28,988	272,487

		9,863,908

Professional, Scientific, and Technical Services—0.10%
Lamar Advertising Co.—Class A(c)	4,267	327,066
Outfront Media, Inc.	17,036	468,149

		795,215

Real Estate—1.37%
American Tower Corp.	3,608	830,526
Apartment Investment & Management Co.—Class A	15,239	777,189
Apple Hospitality REIT, Inc.(c)	37,734	601,103
Ares Commercial Real Estate Corp.(c)	41,915	628,306
Brixmor Property Group, Inc.(c)	48,094	886,372
Chatham Lodging Trust	9,600	159,264

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

	Shares	Value
EPR Properties(c)	10,966	$858,090
Exantas Capital Corp.	5,742	64,368
Farmland Partners, Inc.	8,027	48,403
Gaming and Leisure Properties, Inc.	23,586	922,684
GEO Group, Inc.	5,302	90,982
Jernigan Capital, Inc.(c)	19,436	375,309
KKR Real Estate Finance Trust, Inc.	13,879	262,452
Life Storage, Inc.	2,759	292,344
NorthStar Realty Europe Corp.	19,216	325,327
PennyMac Mortgage Investment Trust	35,303	768,193
Physicians Realty Trust	19,670	340,684
Ready Capital Corp.(c)	28,641	420,450
Retail Properties of America, Inc.—Class A	34,731	394,544
Retail Value, Inc.	7,108	262,925
VEREIT, Inc.	109,029	1,063,032
VICI Properties, Inc.(c)	18,905	418,935
Washington Prime Group, Inc.(c)	48,585	156,930
Welltower, Inc.	1,759	157,536
Whitestone REIT	8,134	101,024

		11,206,972

Securities, Commodity Contracts, and Other Financial Investments and Related Activities—0.20%
CareTrust REIT, Inc.	11,189	266,186
Ellington Financial, Inc.	7,791	136,109
Granite Point Mortgage Trust, Inc.	16,027	293,134
STORE Capital Corp.	16,747	632,367
TPG RE Finance Trust, Inc.	14,389	279,290

		1,607,086

Utilities—0.06%
CorEnergy Infrastructure Trust, Inc.(c)	10,385	468,467

Water Transportation—0.02%
Alexander & Baldwin, Inc.	8,161	186,805

Total Real Estate Investment Trusts (Cost $25,611,364)		26,706,869

Investments Purchased With Collateral From Securities Lending—19.49%
Money Market Fund—19.49%
Mount Vernon Liquid Assets Portfolio, LLC, 2.270%(d)	159,510,849	159,510,849

Total Investments Purchased With Collateral From Securities Lending (Cost $159,510,849)		159,510,849

Short-Term Investments—0.32%
First American Government Obligations Fund, Class X, 2.025%(d)	2,642,244	2,642,244

Total Short-Term Investments (Cost $2,642,244)		2,642,244

Total Investments (Cost $934,983,155)—119.27%		975,954,279
Liabilities in Excess of Other Assets—(19.27)%		(157,685,196)

Total Net Assets—100.00%		$818,269,083

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

PMC DIVERSIFIED EQUITY FUND	Schedule of Investments

August 31, 2019 (Continued)

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or portion of this security is out on loan as of August 31, 2019. Total value of securities out on loan is $155,548,034.
(d)	The rate shown represents the seven day yield at August 31, 2019.

Abbreviations
AB	Aktiebolag is a Swedish term for a stock company.
ADR	American Depositary Receipt
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
A/S	An abbreviation used by many countries to signify a stock company whereby shareholders have limited liability.
ASA	Allmennaksjeselskap is a Norwegian term for a stock company.
KGaA	Kommanditgesellschaft auf Aktien is a German term that refers to a Limited Partnership that has shares.
NV	Naamloze Vennootschap is a Dutch term for publicly traded companies.
OYJ	Julkinen osakeyhtio is a Finnish term for publicly-traded companies.
PJSC	An abbreviation used by many countries to signify an open joint-stock company.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SA	An abbreviation used by many countries to signify a publicly traded company.
SAB de CV	Sociedad Anonima de Capital Variable is a Spanish term for an SA with variable capital.
SE	Societas Europea is a term for a European Public Limited Liability Company.
SpA	Soicieta per Azioni is an Italian term for limited share company.

The accompanying notes are an integral part of these financial statements.

PMC Funds

August 31, 2019

Statements of Assets and Liabilities

	Core Fixed Income Fund	Diversified Equity Fund
Assets
Investments, at value(1)(2)	$446,674,576	$975,954,279
Foreign currencies(3)	3,237	—
Receivables:
Investments sold	2,011,758	2,203,879
Dividends and interest	2,322,612	1,961,396
Cash collateral held at broker for futures contracts	1,179,103	—
Fund shares sold	273,710	650,540
Securities litigation	—	1,069
Securities lending	3,610	102,720
Other Assets	40,118	46,030

Total Assets	452,508,724	980,919,913

Liabilities
Payables:
Investments purchased	8,582,175	1,037,998
Fund shares redeemed	457,659	1,296,185
Collateral on securities loaned	43,646,669	159,510,849
Affiliates	134,083	197,059
Adviser	166,355	369,663
Distributor	84,306	173,481
Accrued expenses and other liabilities	47,917	65,595

Total Liabilities	53,119,164	162,650,830

Net Assets	$399,389,560	$818,269,083

Net assets consist of:
Paid-in capital	$376,955,683	$787,724,290
Total distributable earnings	22,433,877	30,544,793

Net assets	$399,389,560	$818,269,083

Advisor Class Shares
Net assets	399,389,048	818,268,602
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	22,625,454	34,423,136
Net asset value and redemption price per share	$17.65	$23.77

Institutional Class Shares
Net assets	512	481
Shares of beneficial interest outstanding (unlimited shares of $0.001 par value authorized)	29	20
Net asset value and redemption price per share	$17.66	$23.78	(4)

(1) Cost of investments	$429,674,802	$934,983,155

(2) Includes loaned securities with a value of	$43,646,669	$159,510,849

(3) Cost of foreign currencies	$3,355	—

(4) Net asset value does not compute due to rounding.

The accompanying notes are an integral part of these financial statements.

PMC Funds

For the Year Ended August 31, 2019

Statements of Operations

	Core Fixed Income Fund	Diversified Equity Fund
Investment Income:
Interest	$13,560,441	$192,213
Dividends	377,865	17,869,053 (1)
Securities lending	60,189	954,347

	13,998,495	19,015,613

Expenses:
Investment management fees	3,198,541	4,259,302
Distribution fees—Advisor Class	999,544	2,009,104
Transfer agent fees and expenses	271,830	372,587
Fund accounting fees	205,075	239,304
Fund administration fees	200,406	388,541
Custody fees	87,961	93,931
Audit and tax fees	42,790	38,489
Federal and state registration fees	41,871	63,918
Reports to shareholders	27,757	38,495
Legal fees	20,521	27,787
Chief Compliance Officer fees	19,755	11,741
Trustees’ fees	8,285	8,297
Other expenses	11,287	17,856

Total expenses before waiver or recoupment	5,135,623	7,569,352
Recoupment or (waivers) by Adviser (Note 4)	(1,137,251)	306,381

Net expenses	3,998,372	7,875,733

Net Investment Income	10,000,123	11,139,880

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,428,313	(19,559,129)
Futures contracts	851,936	—
Foreign currency translations	(6,489)	—

	3,273,760	(19,559,129)

Net change in unrealized appreciation (depreciation) on:
Investments	22,639,952	(38,893,809)
Futures contracts	75,104	—
Foreign currency translations	314	—

	22,715,370	(38,893,809)

Net gain (loss) on investments and foreign currency	25,989,130	(58,452,938)

Net Increase (Decrease) in Net Assets Resulting from Operations	$35,989,253	$(47,313,058)

(1)	Net of $1,587,535 in foreign withholding tax and ADR issuance fees.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Core Fixed Income Fund

	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations:
Net investment income	$10,000,123	$7,925,395
Net realized gain (loss) on investments, futures and foreign currency	3,273,760	(2,320,735)
Net change in unrealized appreciation (depreciation)	22,715,370	(10,331,097)

Net increase (decrease) in net assets resulting from operations	35,989,253	(4,726,437)

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(9,356,313)	(5,816,629	)(2)

Net decrease in net assets resulting from distributions paid	(9,356,313)	(5,816,629)

Fund share transactions:
Shares sold—Advisor Class	82,173,210	130,261,118
Shares issued to holders in reinvestment of dividends—Advisor Class	9,073,060	5,644,210
Shares redeemed—Advisor Class	(116,578,765)	(59,699,377)
Shares sold—Institutional Class(1)	500	—

Net increase (decrease) in net assets from share transactions	(25,331,995)	76,205,951

Net increase in net assets	1,300,945	65,662,885

Net Assets:
Beginning of year	398,088,615	332,425,730

End of year	$399,389,560	$398,088,615	(3)

Change in shares outstanding:
Shares sold—Advisor Class	4,935,947	7,837,493
Shares issued to holders in reinvestment of dividends—Advisor Class	562,147	337,977
Shares redeemed—Advisor Class	(6,957,885)	(3,593,054)
Shares sold—Institutional Class(1)	29	—

Net increase (decrease)	(1,459,762)	4,582,416

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Includes net investment income distributions of $5,777,783 and net realized gain distributions of $38,846.
(3)	Includes accumulated undistributed net investment income of $5,937,134.

The accompanying notes are an integral part of these financial statements.

PMC Funds

Statements of Changes in Net Assets

	Diversified Equity Fund

	Year Ended August 31, 2019	Year Ended August 31, 2018
Operations:
Net investment income	$11,139,880	$5,116,547
Net realized gain (loss) on investments and foreign currency	(19,559,129)	85,348,949
Net change in unrealized depreciation	(38,893,809)	(5,369,802)

Net increase (decrease) in net assets resulting from operations	(47,313,058)	85,095,694

Dividends and distributions to shareholders:
Net dividends and distributions—Advisor Class	(82,906,390)	(39,476,628	)(2)

Net decrease in net assets resulting from distributions paid	(82,906,390)	(39,476,628)

Fund share transactions:
Shares sold—Advisor Class	177,320,573	229,274,490
Shares issued to holders in reinvestment of dividends—Advisor Class	79,212,511	37,754,852
Shares redeemed—Advisor Class	(152,487,207)	(118,396,033)
Shares sold—Institutional Class(1)	500	—

Net increase in net assets from share transactions	104,046,377	148,633,309

Net increase (decrease) in net assets	(26,173,071)	194,252,375

Net Assets:
Beginning of year	844,442,154	650,189,779

End of year	$818,269,083	$844,442,154	(3)

Change in shares outstanding:
Shares sold—Advisor Class	7,212,753	8,245,253
Shares issued to holders in reinvestment of dividends—Advisor Class	3,674,049	1,383,469
Shares redeemed—Advisor Class	(6,202,244)	(4,255,771)
Shares sold—Institutional Class(1)	20	—

Net increase	4,684,578	5,372,951

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Includes net investment income distributions of $4,425,545 and net realized gain distributions of $35,051,083.
(3)	Includes accumulated undistributed net investment income of $4,755,442.

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Advisor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2019	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2016	Year Ended August 31, 2015
Net asset value, beginning of year	$16.53	$17.05	$17.32	$16.73	$17.12

Income from investment operations:
Net investment income(1)	0.42	0.37	0.27	0.28	0.29
Net realized and unrealized gain (loss)	1.09	(0.61)	(0.14)	0.55	(0.36)

Total from investment operations	1.51	(0.24)	0.13	0.83	(0.07)

Less distributions paid:
Dividends from net investment income	(0.39)	(0.28)	(0.30)	(0.23)	(0.25)
Distributions from net realized gains	—	0.00 (2)	(0.10)	(0.01)	(0.07)

Total distributions paid	(0.39)	(0.28)	(0.40)	(0.24)	(0.32)

Net asset value, end of year	$17.65	$16.53	$17.05	$17.32	$16.73

Total return	9.37%	-1.42%	0.78%	5.06%	-0.42%

Ratios / supplemental data
Net assets, end of year (000’s)	$399,389	$398,089	$332,426	$274,686	$217,234
Ratio of expenses to average net assets before waiver and reimbursements	1.28%	1.30%	1.34%	1.37%	1.39%
Ratio of expenses to average net assets after waiver and reimbursements(3)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets before waiver and reimbursements	2.22%	1.91%	1.29%	1.30%	1.31%
Ratio of net investment income to average net assets after waiver and reimbursements	2.50%	2.21%	1.63%	1.67%	1.70%
Portfolio turnover rate	144.3%	160.1%	199.9%	100.4%	131.9%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Round to less than 0.5 cent per share
(3)	Reflects expense cap of 0.75% (plus Rule 12b-1 fees of 0.25%).

The accompanying notes are an integral part of these financial statements.

PMC Core Fixed Income Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended August 31, 2019(1)
Net asset value, beginning of period	$17.23

Income from investment operations:
Net investment income(2)	0.07
Net realized and unrealized gain	0.36

Total from investment operations	0.43

Net asset value, end of period	$17.66

Total return(3)	2.50%

Ratios / supplemental data
Net assets, end of period	$512
Ratio of expenses to average net assets(4)	0.75%
Ratio of net investment income to average net assets(4)	2.33%
Portfolio turnover rate(5)	144.3%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Advisor Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended August 31, 2019		Year Ended August 31, 2018		Year Ended August 31, 2017		Year Ended August 31, 2016	Year Ended August 31, 2015
Net asset value, beginning of year	$28.40		$26.68		$23.45		$23.25	$25.36

Income (loss) from investment operations:
Net investment income(1)	0.34		0.19		0.17		0.14	0.16
Net realized and unrealized gain (loss)	(2.21)		3.08		3.22		0.95	(1.23)

Total from investment operations	(1.87)		3.27		3.39		1.09	(1.07)

Less distributions paid:
Dividends from net investment income	(0.17)		(0.17)		(0.14)		(0.09)	(0.12)
Distributions from net realized gains	(2.59)		(1.38)		(0.02)		(0.80)	(0.92)

Total distributions paid	(2.76)		(1.55)		(0.16)		(0.89)	(1.04)

Net asset value, end of year	$23.77		$28.40		$26.68		$23.45	$23.25

Total return	-5.54%		12.50%		14.54%		4.87%	-4.41%

Ratios / supplemental data
Net assets, end of year (000’s)	$818,269		$844,442		$650,190		$489,239	$329,187
Ratio of expenses to average net assets before waiver, expense reimbursements or recoupment	0.94%		1.26%		1.41%		1.45%	1.45%
Ratio of expenses to average net assets after waiver, expense reimbursements or recoupment	0.98	%(2)	1.25	%(3)	1.36	%(4)	1.40%	1.40%
Ratio of net investment income to average net assets before waiver, expense reimbursements or recoupment	1.42%		0.67%		0.64%		0.57%	0.62%
Ratio of net investment income to average net assets after waiver, expense reimbursements or recoupment	1.38%		0.68%		0.69%		0.62%	0.67%
Portfolio turnover rate	111.4%		104.3%		139.4%		48.8%	66.7%

(1)	Per share net investment income was calculated using average shares outstanding.
(2)	Reflects expense cap of 0.73% (plus Rule 12b-1 fees of 0.25%).
(3)

Effective June 1, 2018 the expense limitation cap was reduced from 1.35% to 0.98%. This reflects the expense limitation cap of 1.10% from September 1, 2017 through May 31, 2018 (plus Rule 12b-1 fees of 0.25%) and 0.73% from June 1, 2018 through August 31, 2018 (plus Rule 12b-1 fees of 0.25%).

(4)	Effective November 1, 2016 the expense limitation cap was reduced from 1.40% to 1.35% (this includes Rule 12b-1 fees of 0.25%).

The accompanying notes are an integral part of these financial statements.

PMC Diversified Equity Fund—Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended August 31, 2019(1)
Net asset value, beginning of period	$24.69

Income from investment operations:
Net investment income(2)	0.06
Net realized and unrealized loss	(0.97)

Total from investment operations	(0.91)

Net asset value, end of period	$23.78

Total return(3)	-3.69%

Ratios / supplemental data
Net assets, end of period	$481
Ratio of expenses to average net assets(4)	0.73%
Ratio of net investment income to average net assets(4)	1.42%
Portfolio turnover rate(5)	111.4%

(1)	Institutional Class shares commenced operations on July 1, 2019.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Portfolio turnover rates are calculated at the Fund level (not by individual share class).

The accompanying notes are an integral part of these financial statements.

PMC FUNDS

Notes to Financial Statements

August 31, 2019

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the PMC Funds (each, a “Fund” and together, the “Funds”) represents a distinct series with its own investment objectives and policies within the Trust. The investment objective of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) is to provide current income consistent with low volatility of principal. The investment objective of the PMC Diversified Equity Fund (the “Diversified Equity Fund”) is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Advisor Class of the Core Fixed Income Fund became effective and commenced operations on September 28, 2007. The Institutional Class of the Core Fixed Income Fund became effective and commenced operations on July 1, 2019. The Advisor Class of the Diversified Equity Fund became effective and commenced operations on August 26, 2009. The Institutional Class of the Diversified Equity Fund became effective and commenced operations on July 1, 2019. The Advisor Class shares are subject to a 0.25% Rule 12b-1 distribution fee. Each class of shares has identical rights and privileges except with respect to distribution fees and voting rights on matters affecting a single class of shares.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. If the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day or at the latest sale price on the Composite Market (defined as the consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets as published by an approved pricing service (“Pricing Service”)).

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by an approved Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers know to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. Any discount or premium is accreted or amortized using the constant yield method over the life of the security.

Money market funds, demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the NAVs of such companies for purchase and/or redemption orders placed on that day. All exchange-traded funds are valued at the last reported sale price on the exchange on which the security is principally traded.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2019

Futures contracts are valued at the last settlement price at the close of trading on the relevant exchange or board of trade. Futures contracts for which reliable market quotations are not readily available shall each be valued at a price, supplied by a Pricing Service approved by the Trust’s Board of Trustees (the “Board”) which is in the opinion of such Pricing Service representative of the market value of such positions at the time of determination of the NAV, it being the opinion of the Board that the valuations supplied by such Pricing Service accurately reflect the fair value of such position.

Forward foreign currency contracts are valued at the mean between the bid and asked prices.

If market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under fair value pricing procedures approved by the Board. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of each Fund and the quality of prices obtained through application of such procedures by the Trust’s valuation committee.

FASB Accounting Standards Codification, “Fair Value Measurement” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

•	Level 1—Quoted prices in active markets for identical securities.
•	Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3—Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2019:

Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset Backed Securities	$—	$26,301,223	$—	$26,301,223
Corporate Bonds	—	91,455,428	—	91,455,428
Foreign Corporate Bonds	—	35,742,438	—	35,742,438
Foreign Government Agency Issues	—	616,995	—	616,995
Foreign Government Notes/Bonds	—	19,380,405	—	19,380,405
Non-Agency Mortgage Backed Securities	—	24,488,991	—	24,488,991
Agency Mortgage Backed Securities	—	119,195,335	—	119,195,335
Municipal Bonds	—	540,092	—	540,092
U.S. Government Agency Issues	—	462,181	—	462,181
U.S. Government Notes/Bonds	—	75,704,746	—	75,704,746
U.S. Treasury Bills	—	216,005	—	216,005

Total Fixed Income Securities	—	394,103,839	—	394,103,839

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2019

	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$8,078,853	$—	$—	$8,078,853
Money Market Funds	44,491,884	—	—	44,491,884

Total Investments in Securities	$52,570,737	$394,103,839	$—	$446,674,576

Other Financial Instruments(1)
Futures	$(14,359)	$—	$—	$(14,359)

Total Other Financial Instruments	$(14,359)	$—	$—	$(14,359)

(1)	Other financial instruments are futures contracts reflected in the Schedule of Open Futures Contracts. The amounts reflect the net unrealized depreciation on the contracts held.

Diversified Equity Fund

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$757,038,313	$18,071,962	$—	$775,110,275
Preferred Stocks	3,738,571	—	—	3,738,571
Exchange-Traded Funds	8,245,471	—	—	8,245,471
Real Estate Investment Trusts	26,706,501	368	—	26,706,869

Total Equity	795,728,856	18,072,330	—	813,801,186
Money Market Funds	162,153,093	—	—	162,153,093

Total Investments in Securities	$957,881,949	$18,072,330	$—	$975,954,279

The Funds did not hold any Level 3 securities during the year ended August 31, 2019.

In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time a Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) could result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. To the extent that such events are significant, foreign securities will be priced in their local currencies as of the close of their primary exchange market or as of the valuation time or valuation date, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are translated to U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rate as of the close of the New York Stock Exchange (“NYSE”), generally at 4:00 P.M., Eastern time. The Adviser anticipates that a Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable.

The Funds may use certain options, futures and forward foreign currency contracts (collectively, “derivative instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

The Diversified Equity Fund did not hold derivative instruments during the year ended August 31, 2019.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2019

Core Fixed Income Fund

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Interest Rate Contracts—Futures	Net Assets— Unrealized appreciation*	$44,748	Net Assets— Unrealized depreciation*	$59,107

Total		$44,748		$59,107

*	Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current day’s variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended August 31, 2019:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Total
Interest Rate Contracts	$851,936	$851,936

Total	$851,936	$851,936

	Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures Contracts	Total
Interest Rate Contracts	$75,104	$75,104

Total	$75,104	$75,104

The Funds are not subject to any Master Netting Agreements, therefore the Funds do not offset any assets or liabilities.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

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Notes to Financial Statements, continued

August 31, 2019

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Funds’ investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Funds’ assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)	Futures

The Funds may enter into futures contracts traded on domestic exchanges, including stock index futures contracts, as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. As collateral for futures contracts, the Funds are required to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. At August 31, 2019, the Core Fixed Income Fund had cash and equivalents deposited as collateral with the broker for futures contracts of $1,179,103. The average monthly notional amount of futures contracts during the period was as follows:

Long Futures	$24,386,822
Short Futures	$6,134,150

The risks inherent in the use of futures contracts include 1) adverse changes in the value of such instruments and 2) the possible absence of a liquid secondary market for any particular instrument at any time. Futures contracts may also expose the Funds to counterparty credit risk. The Funds will not enter into these contracts unless they own either 1) an offsetting position in the securities or 2) the position provides cash and liquid assets with a value marked-to-market daily, sufficient to cover the counter-party’s potential obligations.

(d)	Forward Foreign Currency Contracts

The Core Fixed Income Fund might purchase a particular currency or enter into a forward foreign currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. When entering into a forward foreign currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price at a future date. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2019

unrealized gain or loss. The Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks inherent in the use of currency forward exchange contracts include adverse changes in the value of such instruments and exposure to counterparty credit risk. Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. The Fund did not enter into any forward foreign currency contracts during the year ended August 31, 2019.

(e)	Options

The Core Fixed Income Fund may enter into written call options to hedge against changes in the value of equities. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income. Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund may enter into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium is deducted from the cost basis of the security purchased. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss. If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

(f)	Security Loans

When the Funds loan securities held in their portfolios, the Funds receive compensation in the form of fees, or retain a portion of the interest on the investment of any cash received as collateral. The loans are secured by collateral at least equal to: (i) 105% of the market value of the loaned securities that are foreign securities, or 102% of the market value of any other loaned securities, at the time the securities are loaned; and (ii) 100% of the market value of the loaned securities at all times. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

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Notes to Financial Statements, continued

August 31, 2019

(g)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(h)	Distributions to Shareholders

The Funds will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(i)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(j)	Share Valuation

The NAV per share of a Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the NYSE is closed for trading. The Funds no longer charge a redemption fee, therefore the offering and redemption price per share are equal to a Fund’s net asset value per share.

(k)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of each Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. Distribution (Rule 12b-1) fees are expensed at 0.25% of average daily net assets of the Advisor Class shares of the Funds. Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or other equitable means.

(l)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2019

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders were as follows:

Core Fixed Income Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2019	$9,356,313	$—
Year Ended August 31, 2018	5,812,230	4,399

Diversified Equity Fund	Ordinary Income	Long-Term Capital Gains
Year Ended August 31, 2019	$17,179,903	$65,726,487
Year Ended August 31, 2018	13,699,923	25,776,705

As of August 31, 2019, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Core Fixed Income Fund	Diversified Equity Fund
Cost basis of investments for federal income tax purposes	$429,703,619	$937,399,954

Gross tax unrealized appreciation	$18,610,605	$87,228,287
Gross tax unrealized depreciation	(1,654,128)	(48,673,962)

Net tax unrealized appreciation	$16,956,477	$38,554,325

Undistributed ordinary income	$6,795,317	$11,441,933
Undistributed long-term capital gain	—	—

Total distributable earnings	$6,795,317	$11,441,933
Other accumulated loss	(1,317,917)	(19,451,465)

Total accumulated earnings	$22,433,877	$30,544,793

The difference between book-basis and tax-basis cost is attributable primarily to the tax deferral of losses on wash sale adjustments.

As of and for the year ended August 31, 2019, the Core Fixed Income Fund utilized short-term capital loss carryovers of $3,291,733, generated long-term capital loss carryovers of $163,778, and had long-term capital loss carryovers outstanding of $1,317,917. As of and for the year ended August 31, 2019, the Diversified Equity Fund generated short-term capital loss carryovers of $19,076,670. Capital loss carryovers are carried forward indefinitely to offset future realized capital gains. To the extent the Funds realize future net capital gains, taxable distributions to shareholders will be offset by any unused capital loss carryovers from the year ended August 31, 2019.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2019, the following table shows the reclassifications made:

	Core Fixed Income Fund	Diversified Equity Fund
Total distributable earnings	$1,464	$—
Paid In Capital	$(1,464)	$—

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of August 31, 2019. Also, the Funds had recognized no interest and penalties related to uncertain

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2019

tax benefits in fiscal year 2019. At August 31, 2019, the fiscal years 2016 through 2019 remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”), on behalf of the Funds, with the Adviser to furnish investment advisory services to the Funds. Under terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 0.53% for the Diversified Equity Fund and 0.80% for the Core Fixed Income Fund of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through December 29, 2020 to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage, interest, brokerage commissions, expenses incurred in connections with any merger or reorganizations, acquired fund fees and expenses, or extraordinary expenses such as litigation) do not exceed 0.75% for the Core Fixed Income Fund and 0.73% for the Diversified Equity Fund (the “Expense Limitation Cap”) of each Fund’s average daily net assets.

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of the waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement. During the year ended August 31, 2019, the Adviser recouped previously waived expenses of $306,381 related to the Diversified Equity Fund.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Core Fixed Income Fund	Diversified Equity Fund
August 31, 2020	$967,003	$215,750
August 31, 2021	$1,083,011	$64,044
August 31, 2022	$1,137,251	$—

Sub-advisory services are provided to the Core Fixed Income Fund, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the Fund’s average daily net assets.

Core Fixed Income Fund

Neuberger Berman Investment Advisers LLC

Schroder Investment Management North America Inc.

(5)	Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes the Trust to pay Foreside Fund Services, LLC (the “Distributor”), the Funds’ principal distributor, a distribution fee of 0.25% of each Fund’s average daily net assets of Advisor Class shares. During the year ended August 31, 2019, the Funds incurred fees pursuant to the 12b-1 Plan as follows:

Core Fixed Income Fund	$999,544
Diversified Equity Fund	$2,009,104

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services (“Fund Services”)) acts as the Funds’ Administrator under an Administration Agreement. Fund Services prepares various federal and

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2019

state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. Fees incurred for the year ended August 31, 2019, and owed as of August 31, 2019 are as follows:

	Incurred	Owed
Core Fixed Income Fund	$200,406	$33,159
Diversified Equity Fund	$388,541	$69,627

Fund Services also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank”), an affiliate of Fund Services, serves as each Fund’s custodian. Fees incurred for the year ended August 31, 2019, and owed as of August 31, 2019 are as follows:

Fund Accounting	Incurred	Owed
Core Fixed Income Fund	$205,075	$34,733
Diversified Equity Fund	$239,304	$41,827

Transfer Agency	Incurred	Owed
Core Fixed Income Fund	$271,830	$48,719
Diversified Equity Fund	$372,587	$65,520

Custody	Incurred	Owed
Core Fixed Income Fund	$87,961	$13,947
Diversified Equity Fund	$93,931	$18,231

The Funds each have a line of credit with US Bank (see Note 8).

Certain officers of the Funds are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and U.S. Bank.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the year ended August 31, 2019, and owed as of August 31, 2019 is as follows:

	Incurred	Owed
Core Fixed Income Fund	$19,755	$3,525
Diversified Equity Fund	$11,741	$1,854

(7)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended August 31, 2019 are summarized below.

	Core Fixed Income Fund	Diversified Equity Fund
Purchases:
U.S. Government	$371,879,313	$—
Other	207,482,454	935,788,636

Total Purchases	$579,361,767	$935,788,636
Sales
U.S. Government	$390,891,136	$—
Other	208,756,936	889,062,437

Total Sales	$599,648,072	$889,062,437

PMC FUNDS

Notes to Financial Statements, continued

August 31, 2019

(8)	Line of Credit

At August 31, 2019, the Core Fixed Income Fund and Diversified Equity Fund had secured lines of credit in the lessor amount of $20,000,000 and $35,000,000, respectively, or 33.33% of the fair value of unencumbered assets of each Fund, as defined, which both mature August 8, 2020. These secured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with the Funds’ custodian, US Bank. Interest was scheduled to be incurred at the bank’s prime rate of 5.00% from September 1, 2018 through September 26, 2018, 5.25% from September 27, 2018 through December 19, 2018, 5.50% from December 20, 2018 through July 31, 2019, and 5.25% thereafter. The following table provides information regarding usage of the line of credit for the year ended August 31, 2019 for the Funds. The Funds did not have an outstanding balance on either line of credit as of August 31, 2019.

	Days Utilitized	Average Amount of Borrowing	Interest Expense*	Maximum Amount of Borrowing	Date of Maximum Borrowing
Core Fixed Income Fund	6	$217,833	$196	$553,000	8/14/2019
Diversified Equity Fund	3	$289,000	$44	$210,000	2/7/2019

*	Interest expense is reported within Other Expenses on the Statements of Operations.

(9)	Securities Lending

Pursuant to the terms of a securities lending agreement with the Funds’ custodian, each Fund may lend securities from its portfolio to brokers, dealers and financial institutions in order to increase the return on its portfolio, primarily through the receipt of borrowing fees and earnings on invested collateral. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. During the time securities are on loan, the borrower will pay the applicable Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution.

Securities lending involves the risk of a default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund also could lose money in the event of a decline in the value of the collateral provided for loaned securities. Additionally, the loaned portfolio securities may not be available to a Fund on a timely basis and that Fund may therefore lose the opportunity to sell the securities at a desirable price. Any decline in the value of a security that occurs while the security is out on loan would continue to be borne by the applicable Fund.

As of August 31, 2019, the market value of the securities on loan and value of collateral received for securities lending were as follows:

	Loaned Securities Market Value	Value of Cash Collateral	% of Net Assets
Core Fixed Income Fund	$42,783,511	$43,646,669	10.71%
Diversified Equity Fund	$155,548,034	$159,510,849	19.01%

The Funds receive cash as collateral in return for securities lent as part of the securities lending program. The collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC. The Schedule of Investments for each Fund includes the particular cash collateral holding as of August 31, 2019. The remaining contractual maturity of all securities lending transactions is overnight and continuous.

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Notes to Financial Statements, continued

August 31, 2019

The Funds are not subject to a master netting agreement with respect to securities lending; therefore, no additional disclosures regarding netting arrangements are required.

The fee and interest income earned by the Funds on investments of cash collateral received from borrowers for the securities loaned to them are reflected in the Funds’ Statements of Operations.

(10)	Regulatory Updates

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended August 31, 2019.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of PMC Funds and

the Board of Trustees of Trust for Professional Managers:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the PMC Funds, comprising PMC Core Fixed Income Fund and PMC Diversified Equity Fund (collectively, the “Funds”), each portfolios of the series constituting the Trust for Professional Managers, as of August 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Funds as of August 31, 2019, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Milwaukee, Wisconsin

October 28, 2019

We have served as the auditor of one or more Trust for Professional Managers’ investment companies since 2002.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on July 22, 2019 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the PMC Core Fixed Income Fund (the “Core Fixed Income Fund”) and the PMC Diversified Equity Fund (the “Diversified Equity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Envestnet Asset Management, Inc., the Funds’ investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 13, 2019 (the “June 13, 2019 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2020.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by Envestnet to the Funds and the amount of time devoted to the Funds’ affairs by Envestnet’s staff. The Trustees considered Envestnet’s specific responsibilities in all aspects of day-to-day management of the Funds, including its recommendations with respect to the hiring, termination or replacement of the Core Fixed Income Fund’s sub-advisers and its oversight of investment strategies implemented by each of the Core Fixed Income Fund’s sub-advisers. The Trustees also considered the qualifications of key personnel at Envestnet involved in the day-to-day activities of the Funds, including Brandon R. Thomas, who serves as the portfolio manager to the PMC Diversified Equity Fund and for the segment of Core Fixed Income Fund’s assets managed by Envestnet, and Janis Zvingelis, who serves as a portfolio manager to the PMC Diversified Equity Fund. The Trustees observed that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Funds. The Trustees reviewed information provided by Envestnet in a due diligence summary, including a summary detailing the key features of Envestnet’s compliance program, and discussed Envestnet’s marketing activity and its continuing commitment to the Funds. The Trustees noted that during the course of the prior year they had met with representatives of Envestnet in person to discuss the Funds’ performance and outlook, along with the marketing and compliance efforts made by Envestnet. The Trustees discussed in detail Envestnet’s handling of compliance matters including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Envestnet’s compliance program and oversight of the compliance programs of the Core Fixed Income Fund’s sub-advisers. The Trustees concluded that Envestnet had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and managing the Core Fixed Income Fund under the “manager of managers” structure and that the nature, overall quality and extent of the management services provided to the Funds, as well as Envestnet’s compliance program, were satisfactory and reliable.

2.  INVESTMENT PERFORMANCE OF THE FUNDS AND ENVESTNET

The Trustees discussed the performance of the Advisor Class shares of the Core Fixed Income Fund for the year-to-date, one-year, three-year, five-year and ten-year periods ended April 30, 2019 and the Advisor Class shares of the Diversified Equity Fund for the year-to-date, one-year, three-year and five-year periods ended April 30, 2019. In assessing the quality of the portfolio management services delivered by Envestnet, the Trustees also compared the short-term and longer-term performance of the Advisor Class shares of the Funds on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index for the Core Fixed Income Fund and the MSCI World Index Net for the Diversified Equity Fund) and in comparison to a peer group of funds in each Fund’s current Morningstar category as constructed by data presented by Morningstar Direct (a peer group of U.S. open-end intermediate core plus bond funds for the Core Fixed Income Fund and a peer group of U.S. open-end world large stock funds for the Diversified Equity Fund) (each a “Morningstar Peer Group”).

The Trustees noted that the performance of the Core Fixed Income Fund’s Advisor Class shares for the year-to-date period ended April 30, 2019 was above its Morningstar Peer Group median. The Trustees further noted that the performance of the Core Fixed Income Fund’s Advisor Class shares for each of the one-year, three-year, five-year and ten-year periods ended April 30, 2019 was below the Morningstar Peer Group median. The Trustees also reviewed the performance of the Core Fixed Income Fund relative to a subset of ten funds within the Morningstar Peer Group that also operate under a multi-manager structure (the “Sub-Advised Morningstar Peer Group”). The Trustees noted the performance of the Core Fixed Income Fund’s Advisor Class shares for the year-to-date period ended April 30, 2019 was above its Sub-Advised Morningstar Peer Group median, but below the Sub-Advised Morningstar Peer Group median for the one-year, three-year, five-year and ten-year periods ended April 30, 2019. The Trustees also noted for each of the quarter, three-year, ten-year and since inception periods ended March 31, 2019, the Core Fixed Income Fund’s Advisor Class shares outperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index, and for the one-year and five-year periods ended March 31, 2019, the Fund’s Advisor Class shares underperformed the Bloomberg Barclays Capital U.S. Aggregate Bond Index.

The Trustees noted that the performance of the Diversified Equity Fund’s Advisor Class shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2019 was below its Morningstar Peer Group median for world large stock funds. The Trustees also noted that for the quarter, one-year, three-year, five-year and since inception periods ended March 31, 2019, the Diversified Equity Fund’s Advisor Class shares had underperformed the MSCI World Index Net.

After considering all of the information, the Trustees concluded that the performance obtained by Envestnet for each Fund was satisfactory under current market conditions and that Envestnet has developed the necessary expertise and resources in selecting and managing the sub-advisers to the Core Fixed Income Fund and providing investment advisory services in accordance with each Fund’s investment objective and strategies. Although past performance is not a guarantee or indication of future results, the Trustees determined that each Fund and its shareholders were likely to benefit from Envestnet’s continued management.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY ENVESTNET

The Trustees considered the cost of services and the structure of Envestnet’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group and Envestnet’s multi-manager account program, as well as the fee waivers and expense reimbursements of Envestnet. In reviewing the Funds’ fees and total expense structure, the Trustees took into account the Core Fixed Income Fund’s “manager of managers” structure, noting that Envestnet pays the Core Fixed Income Fund’s sub-advisory fees out of its own management fees, and that the Fund was not directly responsible for payment of any sub-advisory fees.

The Trustees also considered the overall profitability of Envestnet, reviewing Envestnet’s financial information and noting that Envestnet had subsidized the Funds’ operations since their inception and had not yet recouped those subsidies. The Trustees also examined the level of profits that could be expected to accrue to Envestnet from the fees payable under the Agreement and the expense subsidizations undertaken by Envestnet. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 13, 2019 meeting and the July 22, 2019 meeting at which the Agreement was formally considered, as well as the reports made by Envestnet over the course of the year.

The Trustees noted that the Core Fixed Income Fund’s contractual management fee of 0.80% was above both the Morningstar Peer Group and the Sub-Advised Morningstar Peer Group averages of 0.39% and 0.39%, respectively. The Trustees observed that the Core Fixed Income Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) for Advisor Class shares of 0.75% was above both its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.52% and Sub-Advised Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.54%. The Trustees then compared the fees paid by the Core Fixed Income Fund to the fees associated with Envestnet’s fixed income separately managed account portfolios.

The Trustees noted that the Diversified Equity Fund’s contractual management fee of 0.53% was below its Morningstar Peer Group average of 0.71%. The Trustees observed that the Diversified Equity Fund’s total expense ratio (excluding Rule 12b-1 fees and net of fee waivers and expense reimbursements) for Advisor Class shares of 0.73% was below its Morningstar Peer Group average (which excludes Rule 12b-1 fees) of 0.78%. The Trustees then compared the fees paid by the Diversified Equity Fund to the fees associated with Envestnet’s equity/balanced separately managed account portfolios.

The Trustees concluded that the Funds’ expenses and the management fees paid to Envestnet were fair and reasonable in light of the comparative performance, expense and management fee information and, with respect to the Core Fixed Income Fund, considering the Fund’s “manager of managers” structure. The Trustees further concluded, based on a profitability analysis prepared by the Adviser, that Envestnet’s profit from sponsoring the Funds had not been, and currently was not, excessive and that Envestnet maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Funds’ operations.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared each Fund’s expenses relative to the Morningstar Peer Group and the Sub-Advised Morningstar Peer Group and discussed realized and potential economies of scale. The Trustees also reviewed the structures of each Fund’s management fee and whether each Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as the Funds’ assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed fee waivers and expense reimbursements by Envestnet with respect to the Funds. The Trustees noted that the Funds’ management fee structures contained breakpoint reductions as the Funds’ assets grow in size. The Trustees concluded that Envestnet’s management fee structures and any applicable expense waivers were reasonable and reflected a sharing of economies of scale between Envestnet and the Funds at the Funds’ current asset levels.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by Envestnet from its association with the Funds. The Trustees also noted that Envestnet receives no soft dollar benefits with respect to its management of the Funds. The Trustees concluded that any benefits Envestnet received from its management of the Funds, including increased name recognition or greater exposure to press coverage, appear to be reasonable, and in many cases may benefit the Funds.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending August 31, 2020 as being in the best interests of each Fund and its shareholders.

BASIS FOR TRUSTEES’ APPROVAL OF SUB-ADVISORY AGREEMENTS

In considering the renewal of the sub-advisory agreements between Envestnet, on behalf of the PMC Core Fixed Income Fund, and the Core Fixed Income Fund’s sub-advisers, Neuberger Berman Investment Advisers, LLC (“NBIA”) and Schroder Investment Management North America Inc. (“Schroders”), the Board reviewed and analyzed various factors that it determined were relevant, including the factors enumerated below.

1.  NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE SUB-ADVISERS TO THE FUND

The Trustees considered the nature, extent and quality of services provided by each of NBIA and Schroders to the Core Fixed Income Fund. The Trustees considered NBIA’s responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Andrew A. Johnson and Thomas J. Marthaler, who served as the portfolio managers for the segment of the Fund’s assets managed by NBIA prior to July 1, 2019, and David M. Brown, Thanos Bardas, Thomas A. Sontag and Nathan Kush who began serving as the portfolio managers for the segment of the Fund’s assets managed by NBIA effective as of July 1, 2019, and other key personnel at NBIA. The Trustees also considered Schroders’ responsibilities in its management of Fund assets, as well as the qualifications, experience and responsibilities of Neil Sutherland and Lisa Hornby, who serve as the portfolio managers for the segment of the Fund’s assets managed by Schroders, and other key personnel at Schroders. The Trustees also considered information provided by each of NBIA and Schroders at the June 13, 2019 meeting and the July 22, 2019 meeting at which the Sub-Advisory Agreements were formally considered, relating to each of their investment objectives and strategies for the Fund, brokerage practices and compliance and risk management programs. The Trustees also noted any services that extended beyond portfolio management. The Trustees concluded that NBIA and Schroders had sufficient quality and depth of personnel, resources, investment methods and compliance programs essential to performing their duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of investment management services provided by each of NBIA and Schroders to the Fund were satisfactory.

2.  INVESTMENT PERFORMANCE OF THE FUND AND THE SUB-ADVISERS

The Trustees discussed the Fund’s performance, including the performance relating specifically to each segment of the Fund’s assets managed by NBIA and Schroders, respectively. The Trustees discussed the performance of that segment of the Fund’s portfolio managed by NBIA for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2019. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by NBIA on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of NBIA’s separately-managed accounts, as well as a separate sub-advised fund, with similar investment strategies to that utilized by NBIA in managing a segment of the Fund’s portfolio. The Trustees noted that, for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2019, the segment of the Fund’s portfolio managed by NBIA outperformed the benchmark index. The Trustees noted the performance of the segment of the Fund’s portfolio managed by NBIA was generally in line with performance of the comparable NBIA composite and higher than the performance of the separate comparable sub-advised fund.

The Trustees discussed the performance of that segment of the Fund’s portfolio managed by Schroders for the quarter, one-year, three-year, five-year, ten-year and since inception periods ended March 31, 2019. The Trustees compared the short-term and longer-term performance of that segment of the Fund’s portfolio managed by Schroders on both an absolute basis and in comparison to a benchmark index (the Bloomberg Barclays Capital U.S. Aggregate Bond Index) and in comparison to a composite of Schroders’ separately-managed accounts with similar investment strategies to that of the Fund. The Trustees noted the segment of the Fund’s portfolio managed by Schroders outperformed (on a gross returns basis) the benchmark index for each of the quarter, one-year, three-year, five-year, ten-year and since-inception periods ended March 31, 2019. The Trustees also noted the segment of the Fund’s portfolio managed by Schroders was generally in-line with the comparable Schroders composite (on a gross returns basis), with Schroders indicating that any differences that exist between portfolios with similar guidelines occur at the security level and are most often the result of portfolio cash flows or differences in client investment guidelines.

After considering all the information, the Trustees concluded that the performance obtained by each of NBIA and Schroders for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the continued management of Fund assets by NBIA and Schroders.

3.  COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE SUB-ADVISERS

The Trustees reviewed and considered the sub-advisory fees payable by Envestnet to NBIA and Schroders under the Sub-Advisory Agreements. The Trustees noted that Envestnet had previously confirmed to the Trustees that the sub-advisory fees payable under the Sub-Advisory Agreements were reasonable in light of the quality of the services performed by each of NBIA and Schroders. Since the sub-advisory fees are paid by Envestnet, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fees paid to each of NBIA and Schroders. Consequently, the Trustees did not consider the costs of services provided by each of NBIA and Schroders or the profitability of their relationship with the Fund to be material factors for consideration given that NBIA and Schroders are not affiliated with Envestnet and, therefore, the sub-advisory fees were negotiated on an arm’s-length basis. Based on all these factors, the Trustees concluded that the sub-advisory fees paid to each of NBIA and Schroders by Envestnet were reasonable in light of the services provided by each of NBIA and Schroders.

4.  EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

Since the sub-advisory fees payable to NBIA and Schroders are not paid by the Fund, the Trustees did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.  BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by each of NBIA and Schroders from their association with the Fund. The Trustees concluded that the benefits that each of NBIA and Schroders may receive, such as greater name recognition and increased ability to obtain research and brokerage services, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Sub-Advisory Agreements, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of each Sub-Advisory Agreement for an additional term ending August 31, 2020 as being in the best interests of the Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

PMC FUNDS

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended August 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	61.38%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2019 was as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	30.95%

For the fiscal year ended August 31, 2019, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the Funds as follows:

Core Fixed Income Fund	0.00%
Diversified Equity Fund	70.25%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling (866) PMC-7338.

PMC Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	28	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	28	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	28	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010-2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Interested Trustee and Officers

Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	28	President (2017-present), Chief Operating Officer (2016-present), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee, Buffalo Funds (an open-end investment company) (2003-2017); Trustee, USA MUTUALS (an open-end investment company) (2001-2018).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

PMC Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in the Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Heartland Advisors, Inc.	N/A

Jay S. Fitton 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Secretary	Indefinite Term; Since July 22, 2019	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019-present); Partner, Practus, LLP (2018-2019); Counsel, Drinker Biddle & Reath LLP (2016-2018); Counsel, Huntington Bancshares, Inc. (2011-2015).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC, which serves as principal underwriter for several series of the Trust, but not the Funds.

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser, sub-adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s, sub-adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser, sub-adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at (866) PMC-7338. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Funds toll free at (866) PMC-7338 or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may view the Funds’ Forms N-Q on the SEC’s website at http://www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) PMC-7338 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

PMC FUNDS

Investment Adviser	Envestnet Asset Management, Inc. 35 East Wacker Drive, 24th Floor Chicago, Illinois 60601

Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 555 East Wells Street Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A. Custody Operations 1555 North RiverCenter Drive Suite 302 Milwaukee, Wisconsin 53212

Distributor	Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on November 9, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accounting and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2019	FYE 8/31/2018
Audit Fees	$64,400	$61,100
Audit-Related Fees	$5,000	$0
Tax Fees	$12,200	$11,900
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2019	FYE 8/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2019	FYE 8/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed November 9, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date 11/1/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date 11/1/2019

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date 11/1/2019

* Print the name and title of each signing officer under his or her signature.